Exhibit 10.2

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested.” The redacted materials have been separately filed with the SEC; the appropriate section has been marked at the appropriate place with a “*.”

LOAN RESTRUCTURING AGREEMENT

among

STONEHOUSE CAPITAL LTD.

WORLDSPACE, INC.

WORLDSPACE INTERNATIONAL NETWORK INC.

and

WORLDSPACE SATELLITE COMPANY LTD.

Dated as of September 30, 2003

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TABLE OF CONTENTS

EXHIBITS

Exhibit A	Form of Original Agreement Release

Exhibit B	Form of Release

Exhibit C	Form of Escrow Agreement

Exhibit D	Form of Royalty Agreement

Exhibit E	New Loan Parameters

Exhibit F	Organizational Chart

Exhibit G	Required Consents

Exhibit H	List of Assets

Exhibit I	List of Certain Entities

Exhibit J	List of Subordinate Loans and Related Information

Exhibit K	List of Persons Entitled to Receive Distributions

Exhibit L	Dispute Resolution Procedures

Exhibit M	Form of Legal Opinion

Exhibit N	List of Certain Shareholder(s)

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Loan Restructuring Agreement

LOAN RESTRUCTURING AGREEMENT (this “Agreement”), dated as of September 30, 2003 (the “Execution Date”), among:

(1) STONEHOUSE CAPITAL LTD., a corporation organized and existing under the laws of the Cayman Islands (“Stonehouse”);

(2) WORLDSPACE, INC., a corporation organized and existing under the laws of the State of Maryland, the United States of America (“WSI”);

(3) WORLDSPACE INTERNATIONAL NETWORK INC., a company organized and existing under the International Business Companies Act of the British Virgin Islands (“WIN”); and

(4) WORLDSPACE SATELLITE COMPANY LTD., a company organized and existing under the International Business Companies Act of the British Virgin Islands (“WSC”).

RECITALS

A. The WorldSpace Parties and Stonehouse are parties to that certain Amended and Restated Loan Agreement and Guarantee, dated as of April 21, 2000, by and among Stonehouse, WorldSpace, WIN and Satellite Company (the “Loan Agreement”).

B. The obligations of WSI, WIN and WSC under the Loan Agreement are secured by three Security Agreements, each dated as of April 21, 2000, between Stonehouse and respectively, WSI, WIN, and WSC (each referred to herein as a “Security Agreement” and collectively as the “Security Agreements”).

C. The WorldSpace Parties have requested that Stonehouse enter into this Agreement in order to enable the WorldSpace Parties to obtain capital investment to finance the commercial expansion of their business and thereby enhance the prospective return to Stonehouse on its investment in the WorldSpace Enterprise.

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NOW, THEREFORE, in consideration of the foregoing and the agreements set forth herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

Definitions and Interpretation

Section 1.01 General Definitions. Wherever used in this Agreement, the following terms have the meanings opposite them:

“Agreement”	has the meaning ascribed thereto in the Preamble hereof;

“Annual Operating Budget”	the annual operating budget (allocated on a monthly basis, for the twelve months immediately following the date of the Restructuring) which is attached as Exhibit E to the Royalty Agreement;

“Charter Documents”	in respect of any company, corporation, partnership, governmental agency, or other enterprise, its founding act, charter, articles of incorporation and by-laws, memorandum and articles of association, statute or such other constitutional instrument and any amendments thereto;

“Condition Precedent”	has the meaning ascribed thereto in Section 3.01 hereof;

“Designated Releases”	has the meaning ascribed thereto in Section 3.01(a) hereof;

“Distributions”	has the meaning ascribed thereto in the Royalty Agreement;

“Dollars”	the lawful currency of the United States of America, also represented herein with the “$” sign;

“Economic Ownership Interest”	the percentage ownership interest in an entity (which interest must include the right to receive a proportionate share of dividends, profits and similar amounts distributed by such entity) held by a Person or Persons, directly or indirectly on a fully diluted basis;

“Escrow Agent”	has the meaning ascribed thereto in Section 3.01(a) hereof;

“Escrow Agreement”	has the meaning ascribed thereto in Section 3.01(a) hereof;

“Execution Date”	has the meaning ascribed thereto in the Preamble hereof;

“Financial Model”	the financial model (based on mutually agreed assumptions and showing mutually agreed debt coverage and equity return forecasts) which is attached as Exhibit D to the Royalty Agreement;

“Fiscal Year”	the accounting year of each of the WorldSpace Parties commencing each year on January 1 and ending on the following December 31, or such other period as the WorldSpace Parties, with Stonehouse’s consent, from time to time designate as their accounting year;

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“Funding Expenditure Plan”	the mutually agreed plan for the use of the New Loan (including, inter alia, a disbursement schedule therefor) which is attached as Exhibit B to the Royalty Agreement;

“Loan Agreement”	has the meaning ascribed thereto in the Recitals hereof;

“New Investor”	has the meaning ascribed thereto in Section 3.01(c) hereof;

“New Loan”	has the meaning ascribed thereto in Section 3.01(c) hereof;

“New Loan Documentation”	has the meaning ascribed thereto in Section 3.01(c) hereof;

“New Loan Parameters”	has the meaning ascribed thereto in Section 3.01(c) hereof;

“Operating and Marketing Plan”	the operating and marketing plan which is attached as Exhibit F to the Royalty Agreement;

“Original Agreement Release”	has the meaning ascribed thereto in Section 2.01 hereof;

“Original Agreements”	has the meaning ascribed thereto in Section 2.01 hereof;

“Outside Date”	has the meaning ascribed thereto in Section 2.02 hereof;

“Person”	any natural person, corporation, company, partnership, firm, voluntary association, joint venture, trust, unincorporated organization, authority or any other entity whether acting in an individual, fiduciary or other capacity;

“Releases”	has the meaning ascribed thereto in Section 3.01(a) hereof;

“Restructuring”	has the meaning ascribed thereto in Section 3.01 hereof;

“Royalty Agreement”	has the meaning ascribed thereto in Section 3.01(b) hereof;

“Security Agreements”	has the meaning ascribed thereto in the Recitals hereof;

“Shareholders”	has the meaning ascribed thereto in Section 3.01(a) hereof;

“Stonehouse”	has the meaning ascribed thereto in the Preamble hereof;

“Subordination Agreement”	has the meaning ascribed thereto in Section 3.01(k);

“Subordinate Lenders”	has the meaning ascribed thereto in Section 3.01(k);

“Subordinate Loans”	has the meaning ascribed thereto in Section 3.01(k);

“Transaction Documents”	has the meaning ascribed thereto in Section 3.01(j) hereof;

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“U.S. GAAP”	generally accepted accounting principles in the United States, consistently applied;

“WorldSpace Enterprise”	the assets and other resources involved in the broadcast of satellite audio and multimedia content and any investments or other assets owned, whether directly or indirectly, by WSI;

“WorldSpace Parties”	WSI, WIN and WSC, or any of them individually as the context may require;

“WIN”	has the meaning ascribed thereto in the Preamble hereof;

“WSC”	has the meaning ascribed thereto in the Preamble hereof; and

“WSI”	has the meaning ascribed thereto in the Preamble hereof.

Section 1.02 Interpretation. In this Agreement, unless the context otherwise requires:

(a) headings are for convenience only and do not affect the interpretation of this Agreement;

(b) words importing the singular include the plural and vice versa;

(c) a reference to an Exhibit, Article, party, Schedule or Section is a reference to that Article or Section of, or that Exhibit, party or Schedule to, this Agreement;

(d) a reference to a document includes an amendment or supplement to, or replacement or novation of, that document but disregarding any amendment, supplement, replacement or novation made in breach of this Agreement;

(e) a reference to a party to any document includes that party’s successors and permitted assigns; and

(f) “including” and “include” shall be deemed to mean “including, without limitation” and “include, without limitation.”

ARTICLE 2

Restructuring

Section 2.01 Release of Obligations.

Upon (but not before) the satisfaction (or waiver by Stonehouse in its sole and absolute discretion) of each of the Conditions Precedent, Stonehouse shall cancel, release and discharge, by the execution and delivery of a mutual release in the form attached hereto as Exhibit A (the “Original Agreement Release”) (a) all obligations and liabilities (whether or not accrued and

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whenever scheduled to be due and payable) of the WorldSpace Parties arising under the Loan Agreement, and (b) all of its liens and security interests under the Security Agreements (the Security Agreements and the Loan Agreement collectively referred to herein as the “Original Agreements”). Pursuant to the Original Agreement Release, the WorldSpace Parties shall cancel, release and discharge all obligations and liabilities (whether or not accrued) of Stonehouse arising under or in connection with the Loan Agreement or any of the other Original Agreements. The Original Agreement Release shall be fully executed, and delivered to the Escrow Agent, no later than the Execution Date. Until its release from escrow, the Original Agreement Release shall be held by the Escrow Agent pursuant to the Escrow Agreement. For the avoidance of doubt, the Original Agreement Release shall not become effective unless and until the Restructuring has occurred and the Original Agreement Release is released from escrow.

Section 2.02 Outside Date.

If the Restructuring does not occur by the one-year anniversary of the Execution Date or by such later date as may be agreed by Stonehouse and WSI in writing (the one-year anniversary of the Execution Date or such later date agreed by Stonehouse and WSI referred to herein as the “Outside Date”), then this Agreement will terminate, and each of the Original Agreements will remain in full force and effect and unmodified hereby (including, without limitation, with respect to the accrual of interest without interruption), as if this Agreement had never been entered into.

Section 2.03 Standstill.

At no time prior to the Outside Date shall Stonehouse, WSI, WIN, WSC, or the owners, shareholders, officers or directors of any of the foregoing initiate any legal proceedings against each other arising out of or in any way related to any of the WorldSpace Parties (or any of their affiliates), the WorldSpace Enterprise, Stonehouse (or any of its affiliates), or to any of the Original Agreements, with respect to any act, omission or claim taken or arising prior to the Outside Date, it being the intention of the aforesaid parties that there be a standstill arrangement among them until the aforesaid date in order for the WorldSpace Parties to seek new investors; provided, however, that none of the foregoing is intended to, nor shall, preclude any party hereto from enforcing its rights under this Agreement. Additionally, and notwithstanding any of the foregoing, in the event that any of the WorldSpace Parties (a) initiates voluntary bankruptcy, insolvency or similar proceedings during such standstill period, or (b) has any involuntary bankruptcy or similar proceedings initiated against it during such standstill period, or (c) takes any action to reorganize or other action which could adversely impact Stonehouse’s current investment during such standstill period, then Stonehouse shall be entitled to take any steps it deems appropriate to protect its investment, and in the case of clause (b), the WorldSpace Parties shall be entitled to take any steps they deem appropriate to protect their interest.

ARTICLE 3

Conditions Precedent

Section 3.01 Conditions Precedent. The execution and delivery of the Release (including its release from escrow) by Stonehouse (referred to herein as the “Restructuring”)

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shall be expressly conditioned upon the fulfillment, in form and substance reasonably satisfactory to Stonehouse, of each of the following (each referred to herein as a “Condition Precedent”), or waiver thereof by Stonehouse in its sole and absolute discretion; it being acknowledged that certain of the conditions precedent below may be satisfied simultaneously with (rather than prior to) the occurrence of the Restructuring so long as such satisfaction is accomplished pursuant to closing logistics acceptable to Stonehouse.

(a) Stonehouse and each of the related individuals and entities specified in the form of release attached hereto as Exhibit B (the “Releases”) shall have received Releases, each released from escrow, unconditional and in full force and effect, and fully executed by each of the WorldSpace Parties and their respective shareholders (the “Shareholders”). All of the Releases shall be fully executed, and delivered to the Escrow Agent, no later than the Execution Date. Until their release from escrow, the Releases shall be held by Tri-State Commercial Closings, Inc. or such replacement escrow agent as may be agreed between Stonehouse and the WorldSpace Parties (Tri-State Commercial Closings, Inc. or such replacement escrow agent, as applicable, referred to herein as the “Escrow Agent”) pursuant to an escrow agreement in the form attached hereto as Exhibit C (the “Escrow Agreement”); notwithstanding the foregoing, provided that the WorldSpace Parties have used their best reasonable efforts to obtain Releases from all of the Shareholders, if the WorldSpace Parties are unable to obtain a Release from that (or those, as applicable) individual Shareholder(s) specified on Exhibit N (the “Designated Releases”), the WorldSpace Parties may, by written notice to Stonehouse not less than 15 nor more than 30 days prior to the date of the Restructuring, substitute for the Designated Releases an unsecured indemnity, in form and substance satisfactory to Stonehouse, jointly and severally from Noah Samara and Salah Idris and in favor of Stonehouse and its designees.

(b) A royalty agreement in the form attached hereto as Exhibit D (the “Royalty Agreement”) shall have been fully executed and delivered, be released from escrow, unconditional and in full force and effect. The Royalty Agreement shall be fully executed, and delivered to the Escrow Agent, no later than the Execution Date. Until its release from escrow, the Royalty Agreement shall be held by the Escrow Agent pursuant to the Escrow Agreement.

(c) After the Execution Date, WSI (and/or one or more direct or indirect subsidiaries one hundred percent (100%) of whose revenues are included in WorldSpace EBITDA, as defined in the Royalty Agreement) shall have received total cumulative investment proceeds of at least fifty million Dollars (US$50,000,000) (whether debt, equity or other form of investment or a combination thereof) (the “New Loan”) from one or more parties who, prior to the Execution Date, are not (nor were at any time previously) shareholders of WSI or any of its affiliates or subsidiaries and are not affiliates, family members or other relatives of any such shareholders, through one or more transactions including a private placement, a privately negotiated transaction and/or a public offering, all on terms substantially meeting the parameters described in Exhibit E attached hereto (the “New Loan Parameters”). The parties hereby acknowledge that one such parameter shall be that the investor or lender providing the New Loan (together with any successor or assignee thereof, the “New Investor”) agrees, pursuant to documentation which is in form and substance satisfactory to Stonehouse, that the Royalty Agreement and payment obligations thereunder shall follow the assets of the WorldSpace Parties and not be diminished or otherwise impaired upon the New Investor’s exercise of remedies under its loan agreement (or, if applicable, other similar agreement) and related documentation

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(collectively, the “New Loan Documentation”) to foreclose on and/or sell assets following a default by any of the WorldSpace Parties.

(d) WSI shall have paid the success fee of Stonehouse’s investment bankers, Houlihan, Lokey, Howard and Zukin, not to exceed one million two hundred fifty thousand Dollars ($1,250,000), plus expenses.

(e) [Intentionally deleted.]

(f) [Intentionally deleted.]

(g) [Intentionally deleted.]

(h) [Intentionally deleted.]

(i) The factual information contained in the Financial Model, the Funding Expenditure Plan, the Annual Operating Budget, and the Operating and Marketing Plan shall continue to be true, correct, and complete, and applicable, in all material respects as of the date of the Restructuring; the projections and forecasts contained in the Financial Model, the Funding Expenditure Plan, the Annual Operating Budget, and the Operating and Marketing Plan shall continue to represent the reasonable business judgment of the WorldSpace Parties and to be based on assumptions which are fair and reasonable as of the date of the Restructuring; and updated copies of all of the foregoing, showing all changes from the prior versions, shall have been delivered to Stonehouse, together with satisfactory evidence of the New Investor’s approval thereof.

(j) Stonehouse shall have received satisfactory evidence of each WorldSpace Party’s authority to enter into this Agreement and each of the other documents contemplated hereby (including the Royalty Agreement, the Releases, the Escrow Agreement, the Original Agreement Release, and the New Loan Documentation) (this Agreement and such other documents referred to herein as the “Transaction Documents”) to be entered into by it.

(k) Stonehouse shall have received a subordination and standstill agreement, in form and substance satisfactory to Stonehouse (referred to herein as a “Subordination Agreement”), from the makers or providers of any loan or other debt (other than the New Loan and the loan under the Loan Agreement) which is existing (or with respect to which any contingent or other obligations or liabilities shall exist) as of the date of the Restructuring (the aforesaid makers or providers referred to herein collectively as the “Subordinate Lenders”; and the aforesaid loans or other debt referred to herein collectively as the “Subordinate Loans”), and Stonehouse also shall have received copies of all documentation entered into in connection with, or otherwise evidencing, the Subordinate Loans.

(l) Stonehouse shall have received an updated organizational chart certified by WSI listing all subsidiaries and other affiliates of WSI which is consistent with Exhibit F.

(m) The evidence offered by the WorldSpace Parties to Stonehouse prior to the Execution Date as to the anticipated tax consequences of the transactions contemplated hereunder (including those in connection with any “forgiveness of debt”) shall have been

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provided to Stonehouse, without any changes that reasonably cause Stonehouse to be dissatisfied therewith.

(n) No misrepresentation or (unless cured) breach or other default hereunder by any of the WorldSpace Parties shall have occurred.

(o) Stonehouse shall have received a legal opinion, in the form attached hereto as Exhibit M, from counsel to the WorldSpace Parties.

ARTICLE 4

Representations

Section 4.01 Representations. Each of the WorldSpace Parties represents, warrants, and covenants, jointly and severally, to Stonehouse that as of the Execution Date and as of the date of the Restructuring:

(a) Such WorldSpace Party is a legal entity duly organized and validly existing under the laws of the jurisdiction in which it is organized, and has the power and authority to carry on its business and to own its properties and assets and to execute, deliver and perform this Agreement and each of the other Transaction Documents;

(b) This Agreement has been duly and validly authorized, executed and delivered by it and constitutes its valid and legally binding obligation, enforceable in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and by general principles of equity);

(c) The execution, delivery and performance by it of this Agreement and each of the other Transaction Documents does not conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default or require any consent under, any indenture, mortgage, agreement or other instrument or arrangement to which such WorldSpace Party is a party or by which it is bound, or any judgment, decree or order of any law, statute, rule or regulation applicable to it, or violate any of the terms or provisions of its Charter Documents;

(d) Except as disclosed and attached hereto as Exhibit G, it is not required to obtain any material consent, authorization, registration, filing, agreement, notarization, certificate, license, approval, permit, authority or exemption in connection with the execution, delivery, performance, validity or enforceability of this Agreement, the other Transaction Documents;

(e) All Charter Documents, financial reports and other documents required to be delivered to Stonehouse pursuant to the terms of the Transaction Documents prior to (and including) the date of the Restructuring are true, complete and accurate copies thereof;

(f) There are no outstanding liens on any of its assets, and no contracts or arrangements, conditional or unconditional, exist for the creation by it of any lien (other than existing liens in favor of Stonehouse, liens to secure all or part of the New Loan, and liens

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arising by operation of law); provided, however, that if a lien arises after the Execution Date and prior to (and including) the date of the Restructuring (other than a lien in favor of Stonehouse, a lien to secure all or part of the New Loan or a lien arising by operation of law), beginning on the date such lien arises the WorldSpace Parties shall have thirty (30) days (or if shorter, until five (5) days before the date of the Restructuring) to remove such lien (and cure any adverse effects which may have arisen therefrom);

(g) Such WorldSpace Party is not in violation of any applicable statute, regulation or other law applicable to it; provided, however, that if such a violation occurs after the Execution Date and prior to (and including) the date of the Restructuring, beginning on the date such violation occurs the WorldSpace Parties shall have thirty (30) days (or if shorter, until five (5) days before the date of the Restructuring) to cure such violation (and any adverse effects which may have arisen therefrom);

(h) Such WorldSpace Party is not engaged in or threatened by any litigation, arbitration, investigation, administrative proceedings or other similar types of action; provided, however, that if any such action referenced in this subparagraph (h) occurs after the Execution Date and prior to (and including) the date of the Restructuring, beginning on the date such action occurs the WorldSpace Parties shall have thirty (30) days (or if shorter, until five (5) days before the date of the Restructuring) to have such action terminated (and cure any adverse effects which may have arisen therefrom);

(i) All material authorizations, licenses and permits required for the operation of the WorldSpace Enterprise have been obtained, and are current, valid and in full force and effect; provided, however, that if any such authorizations, licenses or permits become invalid after the Execution Date and prior to (and including) the date of the Restructuring, beginning on the date such authorizations, licenses or permits become invalid the WorldSpace Parties shall have thirty (30) days (or if shorter, until five (5) days before the date of the Restructuring) to have such authorizations, licenses or permits restored (and cure any adverse effects which may have arisen therefrom);

(j) The Financial Model, the Funding Expenditure Plan, the Annual Operating Budget and the Operating and Marketing Plan, which are subject to the assumptions and qualifications set forth therein, have been prepared by the WorldSpace Parties in good faith and do not contain any statement of present or historical fact that is not true and correct in all material respects;

(k) All tax returns and reports required by law to be filed by such WorldSpace Party have been duly filed, and taxes, obligations, fees and other governmental charges upon it, or its properties, or its income or assets, which are due and payable or to be withheld, have been paid or withheld, other than those presently payable without penalty or interest and those subject to contest diligently pursued and conducted in good faith by appropriate proceedings so long as it has set aside adequate reserves with respect thereto in accordance with U.S. GAAP; provided, however, that if the WorldSpace Parties inadvertently breach the terms of this subparagraph (k) after the Execution Date and prior to (and including) the date of the Restructuring, beginning on the date of such breach the WorldSpace Parties shall have thirty (30) days (or if shorter, until five

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(5) days before the date of the Restructuring) to cure such breach (and any adverse effects which may have arisen therefrom);

(l) All assets material to the WorldSpace Enterprise (including intangible assets, such as licenses, material contracts, and leases of property containing operational assets) including all material assets owned by each of the WorldSpace Parties, as well as the identification of the owner of each such asset, are included on the list set forth as Exhibit H, and Exhibit H is true and complete in all material respects, and each of the WorldSpace Parties agrees that, until (and including) the date of the Restructuring, it shall immediately notify Stonehouse if there is any material change after the date hereof to any of the information described on Exhibit H;

(m) Exhibit I is an accurate and complete list of entities whose earnings are included in WSI’s consolidated income statement, as well as any other entities in which WSI has any Economic Ownership Interest as of the Execution Date, including the percentage ownership interest of WSI in each listed entity, and each of the WorldSpace Parties agrees that, until (and including) the date of the Restructuring, it shall immediately notify Stonehouse if there is any material change after the Execution Date to any of the information described on Exhibit I;

(n) Exhibit J is an accurate and complete list of the Subordinate Lenders and the Subordinate Loans (together with the documentation entered into in connection with, or otherwise evidencing, the same), existing as of the Execution Date, and each of the WorldSpace Parties agrees that, until (and including) the date of the Restructuring, it shall immediately notify Stonehouse if there is any change after the Execution Date to any of the information described on Exhibit J; and

(o) Exhibit K is an accurate and complete list of each of the Persons who, on or after the date of the Restructuring, may be entitled to receive Distributions (as defined in the Royalty Agreement) (together with the documentation entered into in connection with, or otherwise evidencing, the rights to receive such Distributions), and each of the WorldSpace Parties agrees that, until (and including) the date of the Restructuring, it shall immediately notify Stonehouse if there is any change after the date hereof to any of the information described on Exhibit K, and each of the WorldSpace Parties also agrees that if, prior to (and including) the date of the Restructuring, any Person who has not previously executed and delivered a Subordination Agreement becomes entitled to receive (or to potentially receive) Distributions (other than with respect to dividends which, pursuant to the terms of the Royalty Agreement, may be distributed to shareholders of WSI), such Person shall immediately execute and deliver a Subordination Agreement.

Section 4.02 Representations of Stonehouse. Stonehouse represents and warrants that, as of the Execution Date and as of the date of the Restructuring:

(a) It is a legal entity duly organized and validly existing under the laws of the jurisdiction in which it is organized, and has the power and authority to execute, deliver and perform this Agreement and the Original Agreement Release; and

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(b) This Agreement and (as of the date of the Restructuring) the Original Agreement Release has been duly and validly authorized, executed and delivered by it and constitutes its valid and legally binding obligation, enforceable in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and by general principles of equity).

Section 4.03 Termination of Representations. The representations, warranties and covenants set forth in Sections 4.01 and 4.02 shall terminate upon and shall not survive the occurrence of the Restructuring.

ARTICLE 5

Covenants

Section 5.01 Affirmative Covenants. Unless Stonehouse otherwise agrees, prior to (and including) the date of the Restructuring the WorldSpace Parties shall:

(a) As soon as available but in any event within one hundred twenty (120) days after the end of each Fiscal Year, deliver to Stonehouse a copy of the WorldSpace Parties’ audited consolidated financial statement as of the end of such Fiscal Year, prepared in accordance with U.S. GAAP; and

(b) Use the proceeds comprising the New Loan only in accordance with (or substantially in accordance with) the Funding Expenditure Plan.

ARTICLE 6

Miscellaneous

Section 6.01 Saving of Rights.

(a) The rights and remedies of Stonehouse in relation to any misrepresentation or breach of warranty on the part of any of the WorldSpace Parties shall not be prejudiced by any investigation by or on behalf of Stonehouse into the affairs of any of the WorldSpace Parties, by the execution or the performance of this Agreement or by any other act or thing which may be done by or on behalf of Stonehouse in connection with this Agreement and which might, apart from this Section, prejudice such rights or remedies.

(b) No course of dealing or waiver by Stonehouse in connection with any condition or payment to be made under this Agreement shall impair any right, power or remedy of Stonehouse with respect to any other condition or payments, or be construed to be a waiver thereof; nor shall the action of Stonehouse with respect to any condition or payment affect or impair any right, power or remedy of Stonehouse with respect to any other condition or payment.

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(c) No course of dealing and no failure or delay by Stonehouse in exercising, in whole or in part, any power, remedy, discretion, authority or other right under this Agreement or any other agreement shall waive or impair, or be construed to be a waiver of or an acquiescence in, such or any other power, remedy, discretion, authority or right under this Agreement, or in any manner preclude its additional or future exercise; nor shall the action of Stonehouse with respect to any default, or any acquiescence by it therein, affect or impair any right, power or remedy of Stonehouse with respect to any other default.

Section 6.02 Notices. Any and all notices or other communications or deliveries required or permitted to be given pursuant to any of the provisions of this Agreement will be deemed to have been duly given for all purposes if sent both (a) by telefax and (b) by certified or registered mail, return receipt requested and postage prepaid, by hand delivery, or by an internationally recognized overnight courier, in any case to the telefax number and the address of such party listed below or to such other telefax number or address as any party may specify by notice given to the other party in accordance with this Section 6.02.

For the WorldSpace Parties:

Noah A. Samara

Chairman and Chief Executive Officer

WorldSpace International Network Inc.

2400 N Street, N.W.

Washington, D.C. 20037

Telefax: 202-969-6004

with a copy to:

Donald J. Frickel, Esq.

WorldSpace International Network Inc.

2400 N Street, N.W.

Washington, D.C. 20037

Telefax: 202-969-6560

For Stonehouse:

Stonehouse Capital Ltd.

c/o Al-Murjan Organization

PO Box 52558

Jeddah 21573

Saudi Arabia

Attention: Cherif Sedky

Telefax: 011-9662-694-3466

with a copy to:

Jeffrey H. Goodman, Esq.

Fulbright & Jaworski L.L.P.

801 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2623

Telefax: 202-662-4643

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The date of giving of any such notice will be: (a) in the case of delivery by hand or courier, the date of delivery at the appropriate address specified in or pursuant to this Section 6.02, provided that the notice has also been sent by telefax to the appropriate telefax number specified in or pursuant to this Section 6.02; or (b) in the case of delivery by mail, five (5) days following the posting of the mail addressed to the appropriate address specified in or pursuant to this Section 6.02, if posted in the same country as the country of the address, and twelve (12) days following the posting of the mail addressed to the appropriate address specified in or pursuant to this Section 6.02, if posted in a different country than the country of the address, provided that the notice has also been sent by telefax to the appropriate telefax number specified in or pursuant to this Section 6.02.

Section 6.03 [Intentionally deleted.]

Section 6.04 [Intentionally deleted.]

Section 6.05 Applicable Law and Dispute Resolution. This Agreement shall be deemed to be a contract made under, and shall be governed by, and shall be construed and interpreted in accordance with, the laws of the State of New York, United States of America, without regard to the conflict of laws provisions thereof (other than Section 5-1401 and 5-1402 of the General Obligations Laws of the State of New York). The parties hereto agree to submit any dispute based on any matter arising out of or relating to this Agreement or the transactions contemplated hereby to arbitration in accordance with the terms set forth on Exhibit L attached hereto.

Section 6.06 Successors and Assigns. This Agreement binds and benefits the respective successors and assigns of the parties; provided, however, that none of the WorldSpace Parties may assign or delegate any of their respective rights or obligations under this Agreement without the prior consent of Stonehouse.

Section 6.07 Amendments, Waivers and Consents. No failure or delay by any party at any time to enforce one or more of the terms, conditions or obligations of this Agreement will constitute a waiver of such terms, conditions or obligations or will preclude such party from requiring performance by the other party at any time. No waiver of the provisions hereof, or any consent given hereunder, will be effective unless in writing and signed by the party to be charged with such waiver or consent. No waiver will be deemed a continuing waiver or waiver in respect of any subsequent breach or default, either of similar or different nature, unless expressly so stated in writing. This Agreement may only be amended by a written instrument signed by all of the parties hereto.

Section 6.08 Joint and Several Liability. Each of the WorldSpace Parties hereby agrees that it shall be jointly and severally liable for the obligations of each of the WorldSpace Parties hereunder.

Section 6.09 Severability. All the provisions of this Agreement will be considered as separate terms and conditions. In the event any of the provisions hereof is determined to be

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invalid, prohibited or unenforceable by a court or other body of competent jurisdiction, this Agreement will be construed as if such invalid, prohibited or unenforceable provision has been more narrowly drawn so as not to be invalid, prohibited or unenforceable, unless such construction would be unreasonable. Notwithstanding the foregoing sentence, in the event that any provision contained in this Agreement should be determined to be invalid, prohibited or unenforceable, the validity, legality and enforceability of the remaining provisions contained in this Agreement will not in any way be affected or impaired thereby, unless such construction would be unreasonable.

Section 6.10 Counterparts. This Agreement may be executed in several counterparts, each of which is an original, but all of which together constitute one and the same agreement.

Section 6.11 Further Assurances. The WorldSpace Parties will, at their cost, execute and deliver promptly such additional documents, assignments, certificates and instruments as Stonehouse may reasonably request in order to effectuate the provisions of, and the transactions provided for in, this Agreement. Stonehouse will, at the cost of the WorldSpace Parties, execute and delivery promptly such additional documents, assignments, certificates and instruments as any for the WorldSpace Parties may reasonably request in order to effectuate the provisions of, and the transactions provided for in, this Agreement (including, without limitation, the release of the liens pursuant to the Security Agreements).

Section 6.12 Entire Agreement. Subject to Section 2.02 hereof, this Agreement supersedes any prior agreement (including that certain Term Sheet executed by the parties hereto and dated as of March 1, 2003), understanding, representation or warranty between the parties as to the subject matter of this Agreement, which prior agreements, understandings, representations and warranties shall be of no continuing effect except to the extent otherwise provided herein.

*         *         *

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed in their respective names as of the date first above written.

WORLDSPACE, INC.

By:	/S/ NOAH A. SAMARA
Noah A. Samara
Chairman and Chief Executive Officer

WORLDSPACE INTERNATIONAL NETWORK INC.

By:	/S/ NOAH A. SAMARA
Noah A. Samara
Chairman and Chief Executive Officer

WORLDSPACE SATELLITE COMPANY LTD.

By:	/S/ NOAH A. SAMARA
Noah A. Samara
Chairman and Chief Executive Officer

STONEHOUSE CAPITAL LTD.

By:	/S/ ABDULRAHMAN BIN MAHFOUZ
Abdulrahman Bin Mahfouz

By:	/S/ SULTAN BIN MAHFOUZ
Sultan Bin Mahfouz

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EXHIBIT A

FORM OF ORIGINAL AGREEMENT RELEASE

ORIGINAL AGREEMENT RELEASE

ORIGINAL AGREEMENT RELEASE (this “Release”), made as of this          day of September, 2003, by (1) WORLDSPACE, INC., a corporation organized and existing under the laws of the State of Maryland, the United States of America (“WSI”); (2) WORLDSPACE INTERNATIONAL NETWORK INC., a company organized and existing under the International Business Companies Act of the British Virgin Islands (“WIN”); and (3) WORLDSPACE SATELLITE COMPANY LTD., a company organized and existing under the International Business Companies Act of the British Virgin Islands (“WSC”) (WSI, WIN and WSC together, the “WorldSpace Parties”); and (4) STONEHOUSE CAPITAL LTD., a corporation organized under Cayman Islands law (“Stonehouse”).

WITNESSETH:

WHEREAS, the WorldSpace Parties and Stonehouse are parties to that certain Amended and Restated Loan Agreement and Guarantee, dated as of April 21, 2000, by and among Stonehouse, WSI, WIN and WSC (the “Loan Agreement”).

WHEREAS, the obligations of WSI, WIN and WSC under the Loan Agreement are secured by three Security Agreements, each dated as of April 21, 2000, between Stonehouse and respectively, WSI, WIN, and WSC (each referred to herein as a “Security Agreement” and collectively as the “Security Agreements”) (the Loan Agreement and the Security Agreements together, the “Original Agreements”).

WHEREAS, Stonehouse and the WorldSpace Parties have entered into a Loan Restructuring Agreement dated as of September     , 2003 (the “Restructuring Agreement”) pursuant to which, among other things, upon satisfaction (or waiver by Stonehouse) of the conditions precedent specified therein, the debt under the Loan Agreement shall be extinguished and, in exchange therefor, the WorldSpace Parties shall, pursuant to a separate Royalty Agreement dated as of September     , 2003, become obligated to, among other things, pay to Stonehouse certain amounts based on a measure of the WorldSpace Parties’ income over a period of years.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

STONEHOUSE RELEASE

Section 1.1 Release by Stonehouse. Stonehouse hereby permanently and irrevocably cancels, releases and forever discharges (i) the WorldSpace Parties from all obligations and liabilities (whether or not accrued and whenever scheduled to be due and payable) arising under the Loan Agreement, and (ii) all of Stonehouse’s liens and security interests under the Security Agreements.

ARTICLE 2

WORLDSPACE RELEASE

Section 2.1 Release by the WorldSpace Parties. The WorldSpace Parties hereby permanently and irrevocably cancel, release and forever discharge Stonehouse from any and all obligations and liabilities (whether or not accrued) arising under or in connection with the Loan Agreement or any of the other Original Agreements.

ARTICLE 3

MISCELLANEOUS

Section 3.1 Notices. Any and all notices or other communications or deliveries required or permitted to be given pursuant to any of the provisions of this Release will be deemed to have been duly given for all purposes if sent by telefax, by certified or registered mail, return receipt requested and postage prepaid, hand delivered, or by a nationally recognized overnight courier, in each case to the address listed below or at such other address as any party may specify by notice given to the other party in accordance with this Section 3.1.

For Stonehouse:

Stonehouse Capital Ltd.

c/o Al-Murjan Organization

PO Box 52558

Jeddah 21573

Saudi Arabia

Attention: Cherif Sedky

Telefax: 011-9662-694-3466

with a copy to:

Jeffrey H. Goodman, Esq.

Fulbright & Jaworski L.L.P.

801 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2623

Telefax: 202-662-4643

For the WorldSpace Parties:

Noah A. Samara

Chairman and Chief Executive Officer

WorldSpace International Network Inc.

2400 N Street, N.W.

Washington, D.C. 20037

Telefax: 202-969-6004

with a copy to:

Donald J. Frickel, Esq.

WorldSpace International Network Inc.

2400 N Street, N.W.

Washington, D.C. 20037

Telefax: 202-969-6560

The date of giving of any such notice will be: (a) in the case of delivery by hand, by courier or by telefax, the date of delivery at the appropriate address specified in or pursuant to this Section 3.1, or (b) in the case of delivery by mail, three calendar days following the posting of the mail addressed to the appropriate address specified in or pursuant to this Section 3.1.

Section 3.2 Amendment and Waiver. This Release may be amended, modified, discharged or terminated only by an instrument in writing signed by the WorldSpace Parties and Stonehouse. No failure or delay by any individual or entity (each referred to herein as a “Person”) at any time to enforce one or more of the terms, conditions or obligations of this Release will constitute a waiver of such terms, conditions or obligations or will preclude such Person from requiring performance by any other Person at any time. No waiver of the provisions hereof will be effective unless in writing and signed by the Person to be charged with such waiver. No waiver will be deemed a continuing waiver or waiver in respect of any subsequent breach or default, either of similar or different nature, unless expressly so stated in writing.

Section 3.3 GOVERNING LAW. THIS RELEASE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISIONS THEREOF.

Section 3.4 Parties In Interest. This Release will be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 3.5 Severability. All the provisions of this Release will be considered as separate terms and conditions. In the event any of the provisions hereof is determined to be invalid, prohibited or unenforceable by a court or other body of competent jurisdiction, this Release will be construed as if such invalid, prohibited or unenforceable provision has been more narrowly drawn so as not to be invalid, prohibited or unenforceable, unless such construction would be unreasonable. Notwithstanding the foregoing sentence, in the event that any provision contained in this Release should be determined to be invalid, prohibited or unenforceable, the validity, legality and enforceability of the remaining provisions contained in this Release will not in any way be affected or impaired thereby, unless such construction would be unreasonable.

Section 3.6 Headings. The headings used herein are for reference purposes only and will not in any way affect the meaning or interpretation of this Release.

Section 3.7 Effectiveness. Notwithstanding anything which may be contained herein or elsewhere to the contrary, this Release shall not become effective unless and until the Restructuring (as defined in the Restructuring Agreement) has occurred and this Release is released from escrow. If the Restructuring (as defined in the Restructuring Agreement) does not occur by the Outside Date (as defined in the Restructuring Agreement), then this Release will automatically be null and void and of no force and effect, as if it had never been entered into. Additionally, and notwithstanding anything which may be contained herein or elsewhere to the contrary, this Release is in no way intended to supersede, nullify or diminish in any way any of the Releases (as defined in the Restructuring Agreement) executed pursuant to Section 3.01 (a) of the Restructuring Agreement, including without limitation such Releases executed by the WorldSpace Parties.

IN WITNESS WHEREOF, the WorldSpace Parties and Stonehouse duly executed this Release as of the day and year first above written.

STONEHOUSE CAPITAL LTD.

By:

Name:	Abdulrahman bin Mahfouz
Title:

By:

Name:	Sultan bin Mahfouz
Title:

WORLDSPACE, INC.

By:

Name:
Title:

WORLDSPACE INTERNATIONAL NETWORK INC.

By:

Name:
Title:

WORLDSPACE SATELLITE COMPANY LTD.

By:

Name:
Title:

EXHIBIT B

FORM OF RELEASE

RELEASE

RELEASE (this “Release”), made this      day of,                     , 2003, by (1) the undersigned shareholder (the “Shareholder”) of WorldSpace, Inc., a corporation organized under Maryland law (“WSI”) to and for the benefit of (2) Stonehouse Capital Limited, a corporation organized under Cayman Islands law (“Stonehouse”), Sheikh Khalid Bin Mahfouz (“KBM”), Abdulrahman Khalid Bin Mahfouz (“AR”), and Sultan Khalid Bin Mahfouz (“SBM”; Stonehouse, KBM, AR and SBM are hereinafter referred to collectively as the “Stonehouse Parties”).

WITNESSETH:

WHEREAS, the Shareholder is a shareholder of WSI, which owns WorldSpace International Network Inc., a corporation organized under the International Business Companies Act of the British Virgin Islands (“WIN”), which in turn owns WorldSpace Satellite Company Ltd., a corporation organized under the International Business Companies Act of the British Virgin Islands (“Satellite Company;” WSI, WIN and Satellite Company are hereinafter referred to collectively as “WorldSpace”);

WHEREAS, Stonehouse holds secured debt of WIN, which debt is guaranteed by WSI and Satellite Company, in an amount (including accrued interest as of December 31, 2002), of approximately $1.82 billion (the “Debt”);

WHEREAS, Stonehouse and WorldSpace are negotiating a transaction under which the Debt would be extinguished and, in exchange therefor, WorldSpace would enter into a contract which, among other things, would obligate WorldSpace to pay to Stonehouse certain amounts based on a measure of WorldSpace’s income over a period of years (the “Debt Restructuring Transaction”);

WHEREAS, Stonehouse has requested that the Shareholder enter into this Release as a condition to the Debt Restructuring Transaction, and the Shareholder is willing to enter into this Release in order to induce the Stonehouse Parties to enter into the Debt Restructuring Transaction; and

WHEREAS, AR and SBM are the owners of Stonehouse and the sons of KBM.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

RELEASES

1.1 Release by the Shareholder. (a) The Shareholder, for himself and his heirs, executors, administrators, predecessors, spouse and other family members, successors and assigns, and each of their respective current and former [employees, advisors, attorneys and agents] [Note: preceding list in brackets to be expanded where releasing entity is not an individual; for example, such list would also then include subsidiaries and other affiliates, directors, officers, shareholders, optionholders, warrantholders and creditors] (collectively, the “Releasing Parties”) (exclusive, in all cases, of Mohammed Hussein Al Amoudi and Edmond Tavernier), hereby permanently, irrevocably and unconditionally releases and forever discharges the Stonehouse Parties, each of their present and former subsidiaries, each of their respective heirs, executors, administrators, predecessors, successors, assigns and controlled affiliates, and each of their respective current and former shareholders, optionholders, warrantholders, officers, directors, employees, advisors, attorneys or agents, and each of the respective heirs, executors and administrators of each of the foregoing (hereinafter collectively termed the “Stonehouse Releasees”) from any and all manner of claims, demands, damages, actions, causes of action, contracts, agreements, charges, sums of money, claims for attorneys’ fees and lawsuits of every kind and description whatsoever, in law or equity, whether known or unknown, now existing or which may hereafter arise against the Stonehouse Releasees, or any of them, under the laws of the United States, any State thereof, or any other jurisdiction, for or by reason of any matter, cause, or thing whatsoever prior to and including the date of the closing of the Debt Restructuring Transaction (collectively, the “Shareholder Released Claims”).

(b) In the event that any of the Shareholder Released Claims are asserted, or this Release is otherwise violated, at any time in the future by or on behalf of any of the Releasing Parties, the Shareholder hereby irrevocably, absolutely and unconditionally agrees to indemnify, save and hold harmless the Stonehouse Releasees, at any time or from time to time, from and against all costs, claims, charges, expenses (including without limitation legal costs and expenses), losses, liabilities, demands and proceedings of whatsoever nature which the Stonehouse Releasees may suffer or incur as a result of any assertions of the Shareholder Released Claims, or other violations of this Release, by or on behalf of any of the Releasing Parties.

(c) Notwithstanding any other provision of this Release, the Stonehouse Releasees will not include Mohammed Hussein Al Amoudi or Edmond Tavernier. The Shareholder expressly reserves all rights, claims, causes of action and damages that he has or may have against all parties who are not Stonehouse Releasees.

1.2 Effectiveness. Notwithstanding any other provision of this Release, (a) Section 1.1 above will be effective only from and after the date of the closing of the Debt Restructuring Transaction (which date, for purposes of the effectiveness of this Release, shall be conclusively presumed to be the date of the delivery of this Release to any of the Stonehouse Releasees, it being acknowledged that until such delivery this Release shall be held in escrow pursuant to an escrow agreement to be entered into among WorldSpace, Stonehouse, and the escrow agent

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named therein); and (b) this Release will be null and void if the date of the closing of the Debt Restructuring Transaction does not occur on or before September 30, 2004.

ARTICLE 2

MISCELLANEOUS

2.1 Further Assurances. The Shareholder will execute and deliver promptly such additional documents and instruments as any of the Stonehouse Parties may reasonably request in order to effectuate the provisions of this Release and the releases provided for herein. Notwithstanding the foregoing, the failure by the Shareholder to execute and deliver any document or instrument will not in any way affect the effectiveness or enforceability of this Release.

2.2 Non-Assignment. The Shareholder represents, warrants and covenants to the Stonehouse Releasees that (a) he has not assigned or transferred to any other person or entity any claim he has or may have arising out of or by reason of any matter, cause or thing whatsoever occurring prior to the date hereof against any of the Stonehouse Releasees, and (b) he will not assign or transfer to any other person or entity any claim he has or may have now or at any other time arising out of or by reason of any matter, cause or thing whatsoever occurring at any time against any of the Stonehouse Releasees.

2.3 Notices. Any and all notices or other communications or deliveries required or permitted to be given pursuant to any of the provisions of this Release will be deemed to have been duly given for all purposes if sent by telefax, by certified or registered mail, return receipt requested and postage prepaid, hand delivered, or by a nationally recognized overnight courier, in each case to the address listed below or at such other address as any party may specify by notice given to the other party in accordance with this Section 2.

Notices to any or all of the Stonehouse Parties will be sent to:

The Private Office of Abdulrahman and Sultan Khalid Bin Mahfouz

P.O. Box 52558

Jeddah 21573

Saudi Arabia

Telefax: 966-2-663-6161

with a copy to:

Jeffrey H. Goodman, Esq.

Fulbright & Jaworski L.L.P.

801 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2623

Telefax: 202-662-4643

Notices to the Shareholder will be sent to the address set forth beneath the Shareholder’s signature below.

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The date of giving of any such notice will be: (a) in the case of delivery by hand, by courier or by telefax, the date of delivery at the appropriate address specified in or pursuant to this Section 2.3, or (b) in the case of delivery by mail, three calendar days following the posting of the mail addressed to the appropriate address specified in or pursuant to this Section 2.3.

2.4 Amendment and Waiver. This Release may be amended, modified, discharged or terminated only by an instrument in writing signed by the Shareholder and all of the Stonehouse Parties. No failure or delay by any individual or entity (each referred to herein as a “Person”) at any time to enforce one or more of the terms, conditions or obligations of this Release will constitute a waiver of such terms, conditions or obligations or will preclude such Person from requiring performance by any other Person at any time. No waiver of the provisions hereof will be effective unless in writing and signed by the Person to be charged with such waiver. No waiver will be deemed a continuing waiver or waiver in respect of any subsequent breach or default, either of similar or different nature, unless expressly so stated in writing.

2.5 GOVERNING LAW. THIS RELEASE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISIONS THEREOF.

2.6 Parties In Interest. This Release will be binding upon and shall inure to the benefit of the Shareholder, the Stonehouse Parties, and the other Stonehouse Releasees, and their respective successors and assigns.

2.7 Severability. All the provisions of this Release will be considered as separate terms and conditions. In the event any of the provisions hereof is determined to be invalid, prohibited or unenforceable by a court or other body of competent jurisdiction, this Release will be construed as if such invalid, prohibited or unenforceable provision has been more narrowly drawn so as not to be invalid, prohibited or unenforceable, unless such construction would be unreasonable. Notwithstanding the foregoing sentence, in the event that any provision contained in this Release should be determined to be invalid, prohibited or unenforceable, the validity, legality and enforceability of the remaining provisions contained in this Release will not in any way be affected or impaired thereby, unless such construction would be unreasonable.

2.8 Headings. The headings used herein are for reference purposes only and will not in any way affect the meaning or interpretation of this Release.

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IN WITNESS WHEREOF, the Shareholder has duly executed this Release as of the day and year first above written.

WITNESS	SHAREHOLDER

Name:

Address:

5

EXHIBIT C

ESCROW AGREEMENT

AMONG

STONEHOUSE CAPITAL LIMITED

WORLDSPACE, INC.

WORLDSPACE INTERNATIONAL NETWORK INC.

WORLDSPACE SATELLITE COMPANY, LTD.

AND

[ESCROW AGENT]

DATED AS OF                                  , 2003

-i-

ESCROW AGREEMENT

This Escrow Agreement (this “Agreement”) dated as of                     , 2003 is by and among STONEHOUSE CAPITAL LIMITED, a corporation organized and existing under the laws of the Cayman Islands (“Stonehouse”); WORLDSPACE, INC., a corporation organized and existing under the laws of the State of Maryland, the United States of America (“WSI”); WORLDSPACE INTERNATIONAL NETWORK INC., a company organized and existing under the International Business Companies Act of the British Virgin Islands (“WIN”); and WORLDSPACE SATELLITE COMPANY, LTD., a company organized and existing under the International Business Companies Act of the British Virgin Islands (“WSC”) (WSI, WIN and WSC are collectively referred to herein as the “WorldSpace Parties”); and                             , a                             , as escrow agent hereunder (“Escrow Agent”).

A. Stonehouse and the WorldSpace Parties are parties to that certain Amended and Restated Loan Agreement and Guarantee, dated April 21, 2000, by and among Stonehouse, WorldSpace, WIN and WSI.

B. Stonehouse and the WorldSpace Parties entered into that certain Loan Restructuring Agreement dated as of                         , 2003 (the “Restructuring Agreement”).

C. The parties desire that certain documents be held in escrow in accordance with the terms and conditions of this Agreement, and the parties have selected Escrow Agent to serve as escrow agent to hold said documents in escrow.

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

DEFINITIONS AND INTERPRETATION

Section 1.01 General Definitions. Wherever used in this Agreement, the following terms have the meanings opposite them:

“Agreement”	has the meaning ascribed thereto in the Preamble hereof;

“Business Day”	every day other than (i) Saturday, (ii) Sunday, and (iii) any day on which national banks in New York are closed;

“Conditions Precedent”	has the meaning ascribed thereto in the Restructuring Agreement;

“Documents”	has the meaning ascribed thereto in Section 2.01 hereof;

“Effective Date”	has the meaning ascribed thereto in Section 2.02 hereof;

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“Escrow Agent”	has the meaning ascribed thereto in the Preamble hereof;

“New Loan”	has the meaning ascribed thereto in the Restructuring Agreement;

“Outside Date”	means , 2004; provided, that by written notice delivered by both Stonehouse and WSI to the Escrow Agent, the Outside Date may be changed to a later date;

“Releases”	has the meaning ascribed thereto in Section 2.01(a) hereof;

“Restructuring Agreement”	has the meaning ascribed thereto in the Preamble hereof;

“Royalty Agreement”	has the meaning ascribed thereto in Section 2.01(b) hereof;

“Stonehouse”	has the meaning ascribed thereto in the Preamble hereof;

“WIN”	has the meaning ascribed thereto in the Preamble hereof;

“WorldSpace Parties”	has the meaning ascribed thereto in the Preamble hereof;

“WSC”	has the meaning ascribed thereto in the Preamble hereof; and

“WSI”	has the meaning ascribed thereto in the Preamble hereof.

Section 1.02 Interpretation. In this Agreement, unless the context otherwise requires:

(a) headings are for convenience only and do not affect the interpretation of this Agreement;

(b) words importing the singular include the plural and vice versa;

(c) a reference to an Exhibit, Article, party, Schedule or Section is a reference to that Article or Section of, or that Exhibit, party or Schedule to, this Agreement;

(d) a reference to a document includes an amendment or supplement to, or replacement or novation of, that document but disregarding any amendment, supplement, replacement or novation made in breach of this Agreement;

(e) a reference to a party to any document includes that party’s successors and permitted assigns; and

(f) “including” and “include” shall be deemed to mean “including, without limitation” and “include, without limitation.”

2

ARTICLE 2

ESCROW

Section 2.01 Establishment of the Escrow. The following documents shall be delivered to the Escrow Agent contemporaneously with the execution hereof:

(a)                          (    ) unconditional releases, as set forth in Section 3.01(a) of the Restructuring Agreement (“Releases”), fully executed by each of the WorldSpace Parties and their respective shareholders;

(b) four counterparts of a royalty agreement as set forth in Section 3.01(b) of the Restructuring Agreement (the “Royalty Agreement”), fully executed by the WorldSpace Parties and Stonehouse; and

(c) four counterparts of a mutual release as set forth in Section 2.01 of the Restructuring Agreement (the “Original Agreement Release”), fully executed by the WorldSpace Parties and Stonehouse.

The Releases, the Royalty Agreement, and the Original Agreement Release are collectively referred to herein as the “Documents.”

Section 2.02 Effective Date. As used herein, the term “Effective Date” shall mean the date of a notice from Stonehouse to the Escrow Agent (with a copy to the WorldSpace Parties) specifying that, subject to the release (and resulting effectiveness) of the Documents from escrow hereunder, the Conditions Precedent have been satisfied or waived. Provided such Conditions Precedent have been satisfied or waived, Stonehouse, at the request of WSI, shall cooperate in good faith to provide the aforesaid notice approximately simultaneously with the closing of the New Loan.

Section 2.03 Actions on the Effective Date. If the Effective Date occurs on or before the Outside Date, then upon the Effective Date:

(a) each of the Documents shall immediately and automatically become fully effective, valid, binding and enforceable in accordance with its respective terms;

(b) the Escrow Agent shall promptly deliver to Stonehouse each of the Releases, with such delivery being made to Stonehouse c/o Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C., 20004-2623, Attention: Jeffrey H. Goodman, Esq.; and

(c) the Escrow Agent shall deliver one (1) fully-executed counterpart of each of the Royalty Agreement and the Original Agreement Release to, respectively, Stonehouse, WSI, WIN, and WSC, with (i) the delivery to Stonehouse being made c/o Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C., 20004-2623, Attention: Jeffrey H.

3

Goodman, Esq., and (ii) the delivery to each of WSI, WIN, and WSC being made by hand delivery on the Effective Date to Kenneth J. Ayres, Esq., Jones, Day, 51 Louisiana Avenue, N.W., Washington, D.C., 20001-2113.

Section 2.04 Actions following the Outside Date. If the Effective Date does not occur on or before the Outside Date, then (a) none of the Documents shall become effective, each Document automatically being null and void, and (b) on the first Business Day following the Outside Date the Escrow Agent shall mark each counterpart of each of the Documents “VOID” and shall deliver (i) each of the Releases (each marked “VOID”) to WSI, with such delivery being made c/o Jones, Day, 51 Louisiana Avenue, N.W., Washington, D.C., 20001-2113, Attention: Kenneth J. Ayres, Esq. and (ii) two (2) counterparts of each of the Royalty Agreement and the Original Agreement Release (each marked “VOID”) to (A) Stonehouse c/o Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C., 20004-2623, Attention: Jeffrey H. Goodman, Esq., and (B) WSI c/o Jones, Day, 51 Louisiana Avenue, N.W., Washington, D.C., 20001-2113, Attention: Kenneth J. Ayres, Esq.

Section 2.05 Fees. The fees of the Escrow Agent for the performance of its functions and duties as required by this Agreement shall be                  Dollars ($            ). All fees of the Escrow Agent shall be paid by, and shall be the sole and exclusive responsibility of, the WorldSpace Parties, and Stonehouse shall have no liabilities or obligations whatsoever in connection therewith.

Section 2.06 Provisions Regarding Escrow Agent.

(a) The Escrow Agent shall be obligated to act only as provided for in this Agreement or as otherwise provided in a writing signed by both Stonehouse and the WorldSpace Parties. The Escrow Agent is authorized to comply with any orders, judgments or decrees of any court of competent jurisdiction.

(b) Stonehouse and the WorldSpace Parties hereby waive any suit, claim, demand or cause of action which it or they may have or may assert against the Escrow Agent arising out of or relating to the execution and performance by the Escrow Agent of this Agreement, unless such suit, claim, demand or cause of action is based upon the willful misconduct, negligence or bad faith of, or breach of this Agreement by, the Escrow Agent. The WorldSpace Parties agree to indemnify the Escrow Agent against and from any and all claims, demands, costs, liabilities and expenses, including counsel fees, which may be asserted against the Escrow Agent or which the Escrow Agent may incur by reason of the execution or performance by the Escrow Agent of this Agreement, except those claims, demands, costs, liabilities, expenses and fees resulting from the willful misconduct, negligence or bad faith of, or breach of this Agreement by, the Escrow Agent.

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ARTICLE 3

MISCELLANEOUS

Section 3.01 Notices. Any and all notices or other communications or deliveries required or permitted to be given pursuant to any of the provisions of this Agreement will be deemed to have been duly given for all purposes if sent both (a) by telefax and (b) by certified or registered mail, return receipt requested and postage prepaid, by hand delivery, or by an internationally recognized overnight courier, in any case to the telefax number and the address of such party listed below or to such other telefax number or address as any party may specify by notice given to the other party in accordance with this Section 3.01.

For Stonehouse:

Stonehouse Capital Limited

c/o Al-Murjan Organization

PO Box 52558

Jeddah 21573

Saudi Arabia

Attention: Cherif Sedky

Telefax: 011-9662-694-3466

with a copy to:

Jeffrey H. Goodman, Esq.

Fulbright & Jaworski L.L.P.

801 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2623

Telefax: 202-662-4643

For the WorldSpace Parties:

Noah A. Samara

Chairman and Chief Executive Officer

WorldSpace International Network Inc.

2400 N Street, N.W.

Washington, D.C. 20037

Telefax: 202-969-6004

with a copy to:

Donald J. Frickel, Esq.

WorldSpace International Network Inc.

2400 N Street, N.W.

Washington, D.C. 20037

Telefax: 202-969-6560

The date of giving of any such notice will be: (a) in the case of delivery by hand or courier, the date of delivery at the appropriate address specified in or pursuant to this Section 3.01, provided that the notice has also been sent by telefax to the appropriate telefax number

5

specified in or pursuant to this Section 3.01; or (b) in the case of delivery by mail, five (5) days following the posting of the mail addressed to the appropriate address specified in or pursuant to this Section 3.01, if posted in the same country as the country of the address, and twelve (12) days following the posting of the mail addressed to the appropriate address specified in or pursuant to this Section 3.01, if posted in a different country than the country of the address, provided that the notice has also been sent by telefax to the appropriate telefax number specified in or pursuant to this Section 3.01.

Section 3.02 Successors and Assigns. This Agreement binds and benefits the respective successors and assigns of the parties; provided, however, that none of the WorldSpace Parties nor the Escrow Agent may assign or delegate any of their respective rights or obligations under this Agreement without the prior consent of Stonehouse.

Section 3.03 Governing Law. This Agreement shall be deemed to be a contract made under, and shall be governed by, and shall be construed and interpreted in accordance with, the laws of the State of New York, United States of America, without regard to the conflict of laws provisions thereof (other than Section 5-1401 and 5-1402 of the General Obligations Laws of the State of New York).

Section 3.04 Severability. All the provisions of this Agreement will be considered as separate terms and conditions. In the event any of the provisions hereof is determined to be invalid, prohibited or unenforceable by a court or other body of competent jurisdiction, this Agreement will be construed as if such invalid, prohibited or unenforceable provision has been more narrowly drawn so as not to be invalid, prohibited or unenforceable, unless such construction would be unreasonable. Notwithstanding the foregoing sentence, in the event that any provision contained in this Agreement should be determined to be invalid, prohibited or unenforceable, the validity, legality and enforceability of the remaining provisions contained in this Agreement will not in any way be affected or impaired thereby, unless such construction would be unreasonable.

Section 3.05 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Section 3.06 Parties. Nothing expressed or implied in this Agreement is intended, or shall be construed to confer upon, or give any person, other than the parties hereto and their respective successors and assigns, any benefits, rights or remedies under or by reason of this Agreement.

Section 3.07 Amendments. This Agreement may not be amended, waived or otherwise modified except in a writing executed by Stonehouse and the WorldSpace Parties and, if the duties or liabilities of the Escrow Agent are adversely affected thereby, by the Escrow Agent.

*     *     *

6

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed in their respective names as of the date first above written.

STONEHOUSE CAPITAL LIMITED

By:
Name:	Abdulrahman Bin Mahfouz
Title:

By:
Name:	Sultan Bin Mahfouz
Title:

WORLDSPACE, INC.

By:
Name:
Title:

WORLDSPACE INTERNATIONAL NETWORK INC.

By:
Name:
Title:

WORLDSPACE SATELLITE COMPANY, LTD.

By:
Name:
Title:

[ESCROW AGENT]

By:
Name:
Title:

7

EXHIBIT D

ROYALTY AGREEMENT

among

STONEHOUSE CAPITAL LTD.

WORLDSPACE, INC.

WORLDSPACE INTERNATIONAL NETWORK INC.

AND

WORLDSPACE SATELLITE COMPANY LTD.

Dated as of September     , 2003

i

TABLE OF CONTENTS

Section 5.13	Entire Agreement	15
Section 5.14	Additional Exhibits	15
Section 5.15	Tax Disclosure	16

EXHIBITS

Exhibit A	Form of Control Agreement

Exhibit B	Funding Expenditure Plan

Exhibit C	Dispute Resolution Procedures

Exhibit D	Financial Model

Exhibit E	Annual Operating Budget

Exhibit F	Operating and Marketing Plan

Exhibit G	Restructuring Agreement

- ii -

ROYALTY AGREEMENT

THIS ROYALTY AGREEMENT (this “Agreement”) dated as of September     , 2003 (the “Execution Date”), is by and between (1) Stonehouse Capital Ltd., a Cayman Islands corporation (“Stonehouse”), and (2) WorldSpace, Inc., a Maryland corporation (“WSI”), WorldSpace International Network Inc., a company organized under the International Business Companies Act of the British Virgin Islands (“WIN”), WorldSpace Satellite Company Ltd., a company organized under the International Business Companies Act of the British Virgin Islands (“WSC”). WSI, WIN and WSC are collectively referred to as the “WorldSpace Parties.”

RECITALS

A. The parties are parties to a Restructuring Agreement of even date herewith, a copy of which is attached hereto as Exhibit G (the “Restructuring Agreement”) pursuant to which Stonehouse is releasing and discharging the obligations of the WorldSpace Parties under that certain Amended and Restated Loan Agreement and Guarantee dated as of April 21, 2000, simultaneously with the execution and delivery of this Agreement.

B. The Restructuring Agreement provides for the execution and delivery of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.01 General Definitions. Wherever used in this Agreement, the following terms have the meanings opposite them:

“Affiliate”	with respect to any entity, any entity that controls, is controlled by, or is under common control with the entity in question. For purposes of this definition, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities or otherwise;

“Agreement”	has the meaning ascribed thereto in the Preamble hereof;

“Annual Operating Budget”	has the meaning ascribed thereto in Section 5.14(b) hereof;

“Code”	has the meaning ascribed thereto in Section 2.01(b) hereof;

“Current Shareholders”	the parties who, at any time prior to the Effective Date, were shareholders of WSI or any of its Affiliates or

1

subsidiaries or who are Affiliates, family members or other relatives of any parties who were shareholders of WSI or any of its Affiliates or subsidiaries on or prior to the Effective Date; provided, that “Current Shareholders” does not include any of the WorldSpace Parties or any direct or indirect wholly-owned subsidiaries thereof;

“Distribution Calculation Year”	has the meaning ascribed thereto in Section 4.03(a) hereof;

“Distribution Payment Year”	has the meaning ascribed thereto in Section 4.03(a) hereof;

“Distributions”	dividends or similar distributions, return of capital, payments with respect to loans by or to, or other payments (other than reasonable salaries or similar compensation for services) made by any of the WorldSpace Parties to any Current Shareholders or any successors, transferees or assignees thereof (whether made in respect of shares or loans acquired or made by any Current Shareholders prior or subsequent to the Effective Date) or any other payments of any kind by any of the WorldSpace Parties with respect to Subordinate Loans; provided, that “Distributions” will not include any dividends, similar distributions or return of capital paid in respect of any shares acquired by any Current Shareholders in a Qualifying Public Offering pursuant to the prospectus used in such Qualifying Public Offering or acquired by any Current Shareholders in the open market at any time after the Qualifying Public Offering, unless such shares were acquired pursuant to options, warrants or similar rights awarded to any Current Shareholders prior to such Qualifying Public Offering or unless such shares were acquired, directly or indirectly, in substitution or exchange for shares held by any of the Current Shareholders prior to such Qualifying Public Offering;

“Dollars”	the lawful currency of the United States of America, also represented herein with the “$” sign;

“Effective Date”	the date of the Restructuring (as defined in the Restructuring Agreement);

“EBITDA”	earnings before interest, taxes, depreciation and amortization (including, without limitation, the amortization of goodwill and other intangibles) and before any extraordinary losses or writedowns of assets, and without reduction for loss carryovers from prior periods;

“Eliminated WorldSpace Party”	has the meaning ascribed thereto in Section 2.02(a) hereof;

“Excess Funds”	with respect to any Royalty Calculation Year, those funds which have been earned by WSI in such Royalty Calculation Year and, as of the last day of such Royalty Calculation Year, have not been spent by WSI, minus the amount of the Royalty Payment which will be owed to Stonehouse with respect to such Royalty Calculation Year (and to be paid by the Second Payment Date following such Royalty Calculation Year), it being acknowledged and agreed that the determination of the amount of Excess Funds applicable to a Royalty Calculation Year will be made from the consolidated audited financial statements of WSI no later than one hundred twenty (120) calendar days following the end of such Royalty Calculation Year;

“Execution Date”	has the meaning ascribed thereto in the Preamble hereof;

“Financial Model”	has the meaning ascribed thereto in Section 5.14(a) hereof;

“First Payment Date”	for any Royalty Calculation Year, the date that is sixty (60) calendar days after the end of such Royalty Calculation Year;

“Interim Payment”	for any Royalty Calculation Year, an amount equal to eighty percent (80%) of the Royalty Payment for such Royalty Calculation Year, as estimated in good faith by WSI on the basis of the best information reasonably available thirty (30) calendar days after the end of such Royalty Calculation Year;

“LIBOR”	British Bankers’ Association interbank offered rate for deposits in the loan currency;

“New Investment”	all of the investment (whether debt, equity or other form of investment, or a combination thereof) made in WSI (and/or one or more direct or indirect subsidiaries one hundred percent (100%) of whose revenues are included in WorldSpace EBITDA as of the Effective Date) subsequent to the Execution Date to and including the Effective Date, from any party or parties who, prior to the Execution Date, are not shareholders of WSI or any of its Affiliates or subsidiaries and are not Affiliates, family members or other relatives of any such shareholders;

“New Loan Documentation”	has the meaning ascribed thereto in the Restructuring Agreement;

“Operating and Marketing Plan”	has the meaning ascribed thereto in Section 5.14(c) hereof;

“Permitted Investments”	investments with maturities of six (6) months or less from the date of acquisition which are:

(i) Dollar denominated securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); or

(ii) time deposits and certificates of deposit of any commercial bank having capital and surplus in excess of five hundred million Dollars ($500,000,000) or its equivalent and having a rating on its commercial paper of at least A-1 or the equivalent thereof by Standard & Poor’s Corporation or at least P-1 or the equivalent thereof by Moody’s Investors Service, Inc.;

“Person”	any natural person, corporation, company, partnership, firm, voluntary association, joint venture, trust, unincorporated organization, authority or any other entity whether acting in an individual, fiduciary or other capacity;

“Proceeds Portion”	in any Scale-Down Transaction, the portion of the proceeds (whether cash or property) of the sale or liquidation constituting such Scale-Down Transaction that is to be included in any Distributions;

“Qualifying Public Offering”	a firm commitment underwritten public offering of common stock, pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission, which results in (i) gross proceeds (before underwriting discounts and commissions) to WSI of at least $50,000,000 from purchasers thereunder which are not Affiliates of WSI, and (ii) an aggregate valuation of all the outstanding shares of WSI’s common stock on a fully-diluted basis immediately prior to consummation of the offering of at least $100,000,000;

“Reference Date”	December 31, 2002;

“Restructuring Agreement”	has the meaning ascribed thereto in the Recitals hereof;

“Royalty Calculation Year”	each calendar year during the Term;

“Royalty Payment”	for any Royalty Calculation Year, an amount equal to ten percent (10%) of WorldSpace EBITDA for such Royalty Calculation Year;

“Royalty Reserve Account”	has the meaning ascribed thereto in Section 2.01(b) hereof;

“Royalty Reserve Annual Account”	has the meaning ascribed thereto in Section 2.01(b) hereof;

“Scale-Down Fee”	has the meaning ascribed thereto in Section 2.02(a) hereof;

“Scale-Down Transaction”	has the meaning ascribed thereto in Section 2.02(a) hereof;

“Second Payment Date”	for any Royalty Calculation Year, the date that is one hundred eighty (180) calendar days after the end of such Royalty Calculation Year;

“Stonehouse”	has the meaning ascribed thereto in the Preamble hereof;

“Subordinate Loans”	has the meaning ascribed thereto in the Restructuring Agreement;

“Subordination Agreement”	has the meaning ascribed thereto in the Restructuring Agreement;

“Term”	January 1, 2003 to December 31, 2015, inclusive;

“Transaction Documents”	has the meaning ascribed thereto in the Restructuring Agreement;

“U.S. GAAP”	generally accepted accounting principles in the United States;

“WIN”	has the meaning ascribed thereto in the Preamble hereof;

“WorldSpace Enterprise”	has the meaning ascribed thereto in the Restructuring Agreement;

“WorldSpace Parties”	has the meaning ascribed thereto in the Preamble hereof;

“WorldSpace EBITDA”	the amount of EBITDA shown on WSI’s audited consolidated income statement for each year, prepared in accordance with U.S. GAAP, consistently applied, adjusted so that:

(a) WorldSpace EBITDA includes, with respect to any entities in which WSI has an ownership interest, directly or indirectly, of greater than fifty percent (50%) but less than one hundred percent (100%), only WSI’s pro rata portion of the EBITDA of such entities;

(b) WorldSpace EBITDA includes, with respect to any entities in which WSI has an ownership interest, directly or indirectly, of fifty percent (50%) or less, only amounts actually distributed to WSI in cash or property as dividends or similar distributions, return of capital, payments with respect to loans, or other payments (other than reasonable compensation for services); and

(c) WorldSpace EBITDA does not include, with respect to any WorldSpace Party that becomes an Eliminated WorldSpace Party, the EBITDA of such WorldSpace Party for any period after the date of the Scale-Down Transaction in connection with which such WorldSpace Party became an Eliminated WorldSpace Party;

“WSC”	has the meaning ascribed thereto in the Preamble hereof; and

“WSI”	has the meaning ascribed thereto in the Preamble hereof.

Section 1.02 Interpretation. Unless otherwise indicated in this Agreement:

(a) headings are for convenience only and do not affect the interpretation of this Agreement;

(b) words importing the singular include the plural and vice versa;

(c) a reference to an Exhibit, Article, party, Schedule or Section is a reference to that Article or Section of, or that Exhibit, party or Schedule to, this Agreement;

(d) a reference to a document includes an amendment or supplement to, or replacement or novation of, that document but disregarding any amendment, supplement, replacement or novation made in breach of this Agreement;

(e) a reference to a party to any document includes that party’s successors and permitted assigns; and

(f) “including” and “include” shall be deemed to mean “including, without limitation” and “include, without limitation.”

For the avoidance of any doubt, in the event of any sale or transfer of assets to any party, including, without limitation, sales of less than all or substantially all of the assets of the WorldSpace Parties and sales of ownership interests in any entities, U.S. GAAP will govern whether and the extent to which the sale proceeds are taken into account in calculating WorldSpace EBITDA in the accounting period of such sale or transfer.

ARTICLE II

PAYMENTS

Section 2.01 Royalty Payments. (a) WSI will pay to Stonehouse the Royalty Payment for each Royalty Calculation Year, as follows: (i) the Interim Payment will be due and payable to Stonehouse not later than the First Payment Date for such Royalty Calculation Year; and (ii) the full amount of the Royalty Payment, less the amount of the Interim Payment previously paid to Stonehouse, will be due and payable to Stonehouse on the Second Payment Date for such Royalty Calculation Year.

(b) WSI will establish and maintain a segregated reserve account (the “Royalty Reserve Account”) with a subaccount for each Royalty Calculation Year (each such subaccount a “Royalty Reserve Annual Account”). Within forty-five (45) days after the beginning of each quarter during each Royalty Calculation Year, WSI will deposit into the Royalty Reserve Annual Account for such Royalty Calculation Year an amount equal to twenty-five percent (25%) of the Royalty Payment for such Royalty Calculation Year, as estimated in good faith by WSI on the basis of the best information then reasonably available; provided, that WSI will use its good faith and reasonable efforts to obtain, and provide to Stonehouse, information of detail and scope sufficient to make a meaningful estimate. If the estimated Royalty Payment for a Royalty Calculation Year changes from one quarter to the next, then the amount that WSI will deposit into the Royalty Reserve Annual Account during the quarter in which such estimate is changed will be adjusted to make up for the shortage (in the case of an increase in the estimate) or excess (in the case of a decrease in the estimate) in the amount or amounts deposited in such Royalty Reserve Annual Account in prior quarters of such Royalty Calculation Year. The amounts deposited in the Royalty Reserve Annual Account for any Royalty Calculation Year, together with the amount of any interest thereon, shall be applied toward the payment of WSI’s obligations under Section 2.01(a) due on the First Payment Date and/or the Second Payment Date for such Royalty Calculation Year, and (subject to the next sentence) the amounts contained in the Royalty Reserve Account or the Royalty Reserve Annual Account shall not be used for any other purpose without the prior written consent of Stonehouse (which consent shall be in the sole and absolute discretion of Stonehouse). Any balance remaining in the Royalty Reserve Annual Account for any Royalty Calculation Year after the Royalty Payment for such Royalty Calculation Year has been paid in full may be removed from the Royalty Reserve Account and applied as WSI determines to be appropriate, provided that, until the Term has ended, such application is in full compliance with all of the applicable terms and conditions of this Agreement (including, without limitation, Section 4.03 hereof). The Royalty Reserve Account and the Royalty Reserve Annual Account each constitute “Deposit Accounts” within the meaning of the Uniform Commercial Code as may be in effect in New York from time to time (the “Code”). Each Deposit Account is subject to the “control” (as set forth in the Code) of Stonehouse for the Term, as such “control” has been agreed to by the WorldSpace Parties, Stonehouse, and the bank with which the Royalty Reserve Account and the Royalty Reserve Annual Account are maintained, in an authenticated record in the form attached hereto as Exhibit A. Except to the extent Stonehouse may otherwise agree, funds in the Royalty Reserve Annual Account may only be invested in Permitted Investments.

Section 2.02 Scale-Down Fee. (a) If, during the Term, there is a transaction by an entity within the WorldSpace Enterprise that results in a sale of all or substantially all of the WorldSpace Parties’ assets (as they are reflected on the consolidated balance sheet of WSI at the Reference Date) or there is a liquidation of any of the WorldSpace Parties, and as a result of such transaction or liquidation subsequent Royalty Payments pursuant to Section 2.01 (or any other payments contemplated hereunder) are likely to be substantially reduced in the aggregate or terminated (a “Scale-Down Transaction”), then Stonehouse will be entitled, at its option, to receive a fee (the “Scale-Down Fee”) in lieu of future payments hereunder with respect to each of the WorldSpace Parties all or substantially all of the assets of which are being sold or which are being liquidated in such Scale-Down Transaction (each such WorldSpace Party with respect to which Stonehouse makes such an election is referred to herein as an “Eliminated WorldSpace Party”).

(b) In the event that Stonehouse elects to receive a Scale-Down Fee with respect to a Scale-Down Transaction, then WSI will pay to Stonehouse a Scale-Down Fee equal to sixty (60%) percent of the Proceeds Portion in such Scale-Down Transaction; provided, however, that such percentage will be reduced by ten (10%) percent thereof (i.e., from sixty percent (60%) to fifty-four percent (54%), then from fifty-four percent (54%) to forty-eight percent (48%), etc.) for each $50 million in payments actually made to Stonehouse theretofore under Section 2.01 and this Section 2.02. The receipt by Stonehouse of the Scale-Down Fee will not affect Stonehouse’s right to receive a Royalty Payment for the Royalty Calculation Year in which the Scale-Down Transaction occurs, and such Royalty Payment will be based upon a calculation of WorldSpace EBITDA that takes such Scale-Down Transaction into account in accordance with the definition of “WorldSpace EBITDA” in Section 1.01.

Section 2.03 Equalization Payment. Upon a sale or liquidation of the WorldSpace Enterprise at any time during the Term (whether by virtue of (a) sale of WorldSpace Parties and/or their Affiliates or (b) a sale of all or substantially all of the WSI assets, or (c) a bankruptcy or liquidation of WorldSpace Parties and/or their Affiliates or (d) a foreclosure on the WSI assets or the WorldSpace Parties by a WSI creditor), then to the extent that the total cumulative amount of Distributions received (including any Distributions received or to be received with respect to such sale or liquidation event) by Noah Samara (or any of his Affiliates or family members or other related parties) exceeds the cumulative amounts received (including amounts received or to be received with respect to such sale or liquidation event by Stonehouse under Sections 2.01 and 2.02 above), then Noah Samara will immediately pay Stonehouse a cash payment equal to one-half of such excess amount.

Section 2.04 Effectiveness. Notwithstanding any other provision of this Agreement, none of the WorldSpace Parties will have any obligation pursuant to Sections 2.01 or 2.02 or Article IV, and Noah Samara will have no obligation pursuant to Section 2.03, and Stonehouse will have no rights under any of those provisions, unless and until the Effective Date occurs. Immediately upon the occurrence of the Effective Date, the WorldSpace Parties will make any and all payments and deposits that would have theretofore been required under Sections 2.01 and 2.02 and Article IV but for this Section 2.04.

ARTICLE III

REPRESENTATIONS

Section 3.01 Representations of the WorldSpace Parties. Each of the WorldSpace Parties represents, warrants, and covenants, jointly and severally, to Stonehouse that as of the date of this Agreement and as of the Effective Date:

(a) Such WorldSpace Party is a legal entity duly organized and validly existing under the laws of the jurisdiction in which it is organized, and has the power and authority to carry on its business and to own its properties and assets and to execute, deliver and perform this Agreement;

(b) This Agreement has been duly and validly authorized, executed and delivered by it and constitutes its valid and legally binding obligation, enforceable in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and by general principles of equity);

(c) Each of the representations and warranties made by the WorldSpace Parties (or any of them) in the Restructuring Agreement is incorporated herein by reference, without regard to Section 4.03 of the Restructuring Agreement, and is true and correct as of the Execution Date and as of the Effective Date; and

(d) All Charter Documents, financial reports and other documents required to be delivered to Stonehouse pursuant to the terms of the Transaction Documents are true, complete and accurate copies thereof.

Section 3.02 Representations of Stonehouse. Stonehouse represents, warrants, and covenants to the WorldSpace Parties that as of the date of this Agreement and as of the Effective Date:

(a) It is a legal entity duly organized and validly existing under the laws of the jurisdiction in which it is organized, and has the power and authority to carry on its business and to own its properties and assets and to execute, deliver and perform this Agreement;

(b) This Agreement has been duly and validly authorized, executed and delivered by it and constitutes its valid and legally binding obligation; and

(c) Each of the representations and warranties made by Stonehouse in Section 4.02 of the Restructuring Agreement is incorporated herein by reference, without regard to Section 4.03 of the Restructuring Agreement, and is true and correct as of the Execution Date and as of the Effective Date.

ARTICLE IV

COVENANTS

Section 4.01 Reporting. (a) On or prior to the First Payment Date for each Royalty Calculation Year, WSI will use its good faith and reasonable efforts to obtain, and provide to Stonehouse, information of detail and scope sufficient to make a meaningful estimate of the Royalty Payment for such Royalty Calculation Year.

(b) Not later than one hundred twenty (120) days after the end of each Royalty Calculation Year, WSI will deliver to Stonehouse a copy of its audited consolidated financial statement as of the end of such fiscal year and for the year then ending, prepared in accordance with U.S. GAAP, consistently applied.

Section 4.02 Audit. Stonehouse will have the right to audit the books and accounts of the WorldSpace Parties at any time during the Term, but not more frequently than once per year, upon reasonable advance notice in order to determine or confirm any calculation of WorldSpace EBITDA (or for purposes related thereto), and the WorldSpace Parties agree to fully cooperate with Stonehouse in connection therewith.

Section 4.03 Distributions. (a) The WorldSpace Parties agree that Distributions may be paid only (i) with Excess Funds available at the end of a given Royalty Calculation Year (such given Royalty Calculation Year referred to herein as the “Distribution Calculation Year”, and the Royalty Calculation Year following the Distribution Calculation Year referred to herein as the “Distribution Payment Year”), (ii) on or after the Second Payment Date of the applicable Distribution Payment Year, and (iii) after the Royalty Payment due and payable on such Second Payment Date has been paid in full to Stonehouse.

(b) Additionally, in no event shall any Distribution be paid unless on the date of such payment, each of the following requirements has been satisfied:

i) no breach in any material respect of a representation or warranty in the New Loan Documentation (or in any respect if a materiality standard is not provided for such representation or warranty in the New Loan Documentation), default (or event which, with the giving of notice or the passage of time, would become a default) under this Agreement or under any New Loan Documentation, has occurred and is continuing;

ii) all reserves required under any Transaction Document or New Loan Documentation are in place and at the required levels;

iii) the WorldSpace Parties are current on all expenses and other amounts owed to any Person, and the contemplated payment of the Distribution will not result in any reasonably foreseeable or likely shortfall in funds available to meet future expenses and other amounts which will become due to any Person during the subsequent twelve-month period;

iv) the payment of the Distribution is made only from earnings from the applicable Distribution Calculation Year; and

v) the payment of the Distribution is in all respects permitted under applicable law.

Section 4.04 Sale of Assets. (a) For a period of three (3) years from the Effective Date, none of the WorldSpace Parties will voluntarily sell all or substantially all of its assets, or voluntarily liquidate, without the prior written consent of Stonehouse, which consent will not be unreasonably withheld.

(b) The WorldSpace Parties will not sell any of their ownership position in any of the entities listed in Exhibit I to the Restructuring Agreement (which exhibit is incorporated herein by reference) or any of their assets listed in Exhibit H of the Restructuring Agreement (which exhibit is incorporated herein by reference) for less than fair value. For purposes of this Section 4.04(b), fair value may be conclusively established by an opinion of an internationally recognized investment banking firm engaged by WSI; provided, that in the absence of such an opinion other evidence may be used to establish fair value; and provided further, that any sale of assets by any WorldSpace Parties to an unaffiliated third party in the ordinary course of business will be presumed to be for fair value absent clear evidence to the contrary. Notwithstanding the foregoing, this Section 4.04(b) will not restrict the WorldSpace Parties from placing assets into wholly or partially owned direct or indirect subsidiaries or from entering into joint venture or financing arrangements; provided, that none of the WorldSpace Parties will sell or transfer assets to affiliates or joint ventures in which the collective ownership interests of the WorldSpace Parties is less than one hundred percent (100%) unless such sale or transfer is made for fair value (which may include, without limitation, an equity interest in the transferee) and is consistent with Section 4.04(c) hereof; and provided further, that if any of the WorldSpace Parties makes such a sale or transfer of assets to any affiliate or joint venture in which the collective ownership interests of the WorldSpace Parties is less than one hundred percent (100%), then the WorldSpace Parties will be required hereby to dedicate the consideration received in exchange for such sale or transfer to the ongoing business of the WorldSpace Enterprise which may include, without limitation, holding any equity interest in the transferee that may be part of such consideration;

(c) Notwithstanding anything which may be contained to the contrary in this Section 4.04, in Section 2.02 or elsewhere, no sale or transfer of assets of the WorldSpace Enterprise is intended to be permitted hereunder to the extent such sale or transfer would be reasonably likely, as assessed at or immediately prior to the time of such sale of transfer, to materially diminish the overall return to Stonehouse (whether through Royalty Payments, Scale-Down Fees or other fees, or any combination of the same) under this Royalty Agreement during the Term.

Section 4.05 Funding Expenditure Plan. WSI will apply the proceeds of the New Investment substantially in accordance with the Funding Expenditure Plan set forth as Exhibit B.

Section 4.06 Confidentiality. All information disclosed to any party pursuant to this Agreement will be kept confidential by such party, and will not be used by such party other than in connection with this Agreement, except to the extent such information was known by such party prior to the time it was provided to the party hereunder or is or has become lawfully obtainable from other sources, or to the extent such duty as to confidentiality and non-use is waived by the parties in writing, or except as may be required by order of any court or governmental agency. This Section 4.06 shall not apply to disclosures of information obtained hereunder by any party hereto made to such party’s legal counsel, to such party’s consultants, or to any other such Persons whose services such party may require throughout the Term. The foregoing obligation of confidentiality and non-use will survive any termination of this Agreement.

Each of the WorldSpace Parties agrees that it shall immediately notify Stonehouse if there is any change after the date hereof to any of the information described on Exhibit K to the Restructuring Agreement, and each of the WorldSpace Parties also agrees that if any Person who has not previously executed and delivered a Subordination Agreement becomes entitled to receive (or to potentially receive) Distributions (other than with respect to dividends which, pursuant to the terms hereof, may be distributed to shareholders of WSI), such Person shall immediately execute and deliver a Subordination Agreement.

Section 4.07 Subordination. Each of the WorldSpace Parties agrees that it shall immediately notify Stonehouse if there is any change after the date hereof to any of the information described on Exhibit K to the Restructuring Agreement (which exhibit is incorporated herein by reference), and each of the WorldSpace Parties also agrees that if any Person who has not previously executed and delivered a Subordination Agreement becomes entitled to receive (or to potentially receive) Distributions (other than with respect to dividends which, pursuant to the terms hereof, may be distributed to shareholders of WSI), such Person shall immediately execute and deliver a Subordination Agreement.

ARTICLE V

MISCELLANEOUS

Section 5.01 Saving of Rights.

(a) The rights and remedies of Stonehouse in relation to any misrepresentation or breach of warranty on the part of any of the WorldSpace Parties shall not be prejudiced by any investigation by or on behalf of Stonehouse into the affairs of any of the WorldSpace Parties, by the execution or the performance of this Agreement or by any other act or thing which may be done by or on behalf of Stonehouse in connection with this Agreement and which might, apart from this Section, prejudice such rights or remedies.

(b) No course of dealing or waiver by Stonehouse in connection with any condition or payment to be made under this Agreement shall impair any right, power or remedy of Stonehouse with respect to any other condition or payments, or be construed to be a waiver thereof; nor shall the action of Stonehouse with respect to any condition or payment affect or impair any right, power or remedy of Stonehouse with respect to any other condition or payment.

(c) No course of dealing and no failure or delay by Stonehouse in exercising, in whole or in part, any power, remedy, discretion, authority or other right under this Agreement or any other agreement shall waive or impair, or be construed to be a waiver of or an acquiescence in, such or any other power, remedy, discretion, authority or right under this

Agreement, or in any manner preclude its additional or future exercise; nor shall the action of Stonehouse with respect to any default, or any acquiescence by it therein, affect or impair any right, power or remedy of Stonehouse with respect to any other default.

Section 5.02 Notices. Any and all notices or other communications or deliveries required or permitted to be given pursuant to any of the provisions of this Agreement will be deemed to have been duly given for all purposes if sent both (a) by telefax and (b) by certified or registered mail, return receipt requested and postage prepaid, by hand delivery, or by an internationally recognized overnight courier, in any case to the telefax number and the address of such party listed below or to such other telefax number or address as any party may specify by notice given to the other party in accordance with this Section 5.02.

Notices to Stonehouse will be sent to:

Stonehouse Capital Ltd.

c/o Al-Murjan Organization

PO Box 52558

Jeddah 21573

Saudi Arabia

Attention: Cherif Sedky

Telefax: 011-9662-694-3466

with a copy to:

Jeffrey H. Goodman, Esq.

Fulbright & Jaworski L.L.P.

801 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2623

Telefax: 202-662-4643

Notices to the WorldSpace Parties will be sent to:

Noah A. Samara

Chairman and Chief Executive Officer

WorldSpace International Network Inc.

2400 N Street, N.W.

Washington, D.C. 20037

Telefax: 202-969-6004

with a copy to:

Donald J. Frickel, Esq.

WorldSpace International Network Inc.

2400 N Street, N.W.

Washington, D.C. 20037

Telefax: 202-969-6560

The date of giving of any such notice will be: (a) in the case of delivery by hand or courier, the date of delivery at the appropriate address specified in or pursuant to this Section 5.02, provided that the notice has also been sent by telefax to the appropriate telefax number specified in or pursuant to this Section 5.02; or (b) in the case of delivery by mail, five (5) days following the posting of the mail addressed to the appropriate address specified in or pursuant to this Section 5.02, if posted in the same country as the country of the address, and twelve (12) days following the posting of the mail addressed to the appropriate address specified in or pursuant to this Section 5.02, if posted in a different country than the country of the address, provided that the notice has also been sent by telefax to the appropriate telefax number specified in or pursuant to this Section 5.02.

Section 5.03 Overdue Payments. All overdue amounts payable pursuant to the terms of this Agreement shall accrue interest from the date on which payment of the relevant amount became due until the date of actual payment at a rate of LIBOR plus five percent (5%) per annum.

Section 5.04 Payment Location. All payments to Stonehouse pursuant to this Agreement shall be made by wire transfer to Account Number              at              (ABA Number             ), or to such other account, or in accordance with such other instruction, as Stonehouse may notify the WorldSpace Parties from time to time.

Section 5.05 Termination. This Agreement will automatically terminate if the Effective Date has not occurred on or before September     , 2004.

Section 5.06 Applicable Law and Dispute Resolution. This Agreement shall be deemed to be a contract made under, and shall be governed by, and shall be construed and interpreted in accordance with, the laws of the State of New York, United States of America, without regard to the conflict of laws provisions thereof (other than Section 5-1401 and 5-1402 of the General Obligations Laws of the State of New York). The parties hereto agree to submit any dispute based on any matter arising out of or relating to this Agreement or the transactions contemplated hereby to arbitration in accordance with the terms set forth on Exhibit C attached hereto.

Section 5.07 Successors and Assigns. This Agreement binds and benefits the respective successors and assigns of the parties; provided, however, that none of the WorldSpace Parties may assign or delegate any of their respective rights or obligations under this Agreement without the prior consent of Stonehouse.

Section 5.08 Waivers and Consents; Amendments. No failure or delay by any party at any time to enforce one or more of the terms, conditions or obligations of this Agreement will constitute a waiver of such terms, conditions or obligations or will preclude such party from requiring performance by the other party at any time. No waiver of the provisions hereof, or any consent given hereunder, will be effective unless in writing and signed by the party to be charged with such waiver or consent. No waiver will be deemed a continuing waiver or waiver in respect of any subsequent breach or default, either of similar or different nature, unless expressly so stated in writing. This Agreement may only be amended by a written instrument signed by all of the parties hereto.

Section 5.09 Joint and Several Liability. Each of the WorldSpace Parties hereby agrees that it shall be jointly and severally liable for the obligations of each of the WorldSpace Parties hereunder.

Section 5.10 Severability. All the provisions of this Agreement will be considered as separate terms and conditions. In the event any of the provisions hereof is determined to be invalid, prohibited or unenforceable by a court or other body of competent jurisdiction, this Agreement will be construed as if such invalid, prohibited or unenforceable provision has been more narrowly drawn so as not to be invalid, prohibited or unenforceable, unless such construction would be unreasonable. Notwithstanding the foregoing sentence, in the event that any provision contained in this Agreement should be determined to be invalid, prohibited or unenforceable, the validity, legality and enforceability of the remaining provisions contained in this Agreement will not in any way be affected or impaired thereby, unless such construction would be unreasonable.

Section 5.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which, taken together, will constitute one and the same instrument.

Section 5.12 Further Assurances. The WorldSpace Parties, at their expense, will execute and deliver promptly such additional documents, assignments, certificates and instruments as Stonehouse may reasonably request in order to effectuate the provisions of, and the transactions provided for in, this Agreement. Stonehouse, at the expense of the WorldSpace Parties, will execute and deliver promptly such additional documents, assignments, certificates and instruments as any of the WorldSpace Parties may reasonably request in order to effectuate the provisions of, and the transactions provided for in, this Agreement.

Section 5.13 Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between or among the parties with respect to such subject matter hereof (including, upon the Effective Date, the Restructuring Agreement; provided, however, that the foregoing is not intended to diminish the continuing validity and effectiveness of any definitions or other terms that are defined or otherwise incorporated herein by cross-reference to the Restructuring Agreement in Sections 1.01, 3.01(c), 3.02, 4.04(b), and 4.07).

Section 5.14 Additional Exhibits. The parties hereto acknowledge and agree to the following:

(a) the financial model of the WorldSpace Enterprise (based on mutually agreed assumptions and showing mutually agreed debt coverage and equity return forecasts), current as of the Execution Date, is attached hereto as Exhibit D (the “Financial Model”);

(b) the annual operating budget of the WorldSpace Enterprise (allocated on a monthly basis, for the twelve months immediately following the date of the Restructuring), current as of the Execution Date, is attached hereto as Exhibit E (the “Annual Operating Budget”);

(c) the operating and marketing plan of the WorldSpace Enterprise, current as of the Execution Date, is attached hereto as Exhibit F (the “Operating and Marketing Plan”); and

(d) until (and including) the Effective Date, the WorldSpace Parties shall promptly notify Stonehouse in writing of any changes occurring after the Execution Date with respect to the Financial Model, the Annual Operating Budget, the Operating and Marketing Plan and/or the Funding Expenditure Plan.

Section 5.15 Tax Disclosure. Notwithstanding anything herein to the contrary, but only to the extent permitted under applicable securities laws, each party to the transactions contemplated by this Agreement (and each employee, representative and other agent thereof) is authorized to disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of such transactions and all materials of any kind (including opinions or other tax analyses) insofar as they relate to the tax treatment and tax structure of such transactions; provided, that this authorization does not extend to disclosure of any other information, including without limitation (a) the identity of any party to such transactions (or any affiliate thereof), (b) the existence or status of any negotiations or (c) any financial, business, legal or personal information of or regarding any party (or any of its affiliates) to the extent not related to the tax treatment or tax structure of such transactions.

*         *         *

The parties hereto have duly executed this Agreement as of September     , 2003.

WORLDSPACE, INC.

By:
Noah A. Samara
Chairman and Chief Executive Officer

WORLDSPACE INTERNATIONAL NETWORK INC.

By:
Noah A. Samara
Chairman and Chief Executive Officer

WORLDSPACE SATELLITE COMPANY LTD.

By:
Noah A. Samara
Chairman and Chief Executive Officer

STONEHOUSE CAPITAL LTD.

By:
Abdulrahman Bin Mahfouz

By:
Sultan Bin Mahfouz

The undersigned, Noah A. Samara, agrees to Section 2.03 of the foregoing Agreement.

Noah A. Samara

EXHIBIT E

NEW LOAN PARAMETERS

[Logo]

WorldSpace, Inc.

Financing Parameters

Financing Parameters, June, 2003

Capital Raise Parameters

•	Financing of US$50 million as part of the total Net Cash Required of up to “*” to take WorldSpace to break-even

•	Single investment or a package containing various forms of financing - with initial tranche equal to or exceeding US$50 million in cash

•	A package may contain

•	Equity investment in WorldSpace Parent Co.

•	Equity investment in any WorldSpace Current/New subsidiaries or a New Joint Venture—to the extent that such investment is to qualify for US$50 minimum trigger for restructure only the WorldSpace prorata ownership share shall apply

•	Loans, or any form of indebtedness, to WorldSpace, Inc.

•	Loans, or any form of indebtedness, to any of WorldSpace subsidiaries

•	Convertible or equity-linked securities

*	Confidential Treatment Requested. The redacted material has been separately filed with the Commission.

Proprietary & Confidential

Equity Investments

•	Entity/Entities: WorldSpace Parent Co. OR Current/New subsidiary OR a New Joint Venture

•	Common stock

•	Different Class from current equity

•	Preferred stock: May be structured with following specific features or any combination thereof

•	Non-convertible

•	Convertible to Common stock prior to or at IPO of WorldSpace Parent Co. orally Current/New Subsidiary OR a New Joint Venture

•	Redeemable

•	Cumulative

•	Detachable Warrants, Options, Swaps, Rights in WorldSpace Parent Co. or any Current/New Subsidiary OR a New Joint Venture

•	Financial, Strategic investor

•	Cash

•	In-kind equity contributions - may qualify for part of US$50 million trigger for restructuring depending upon their nature and mutual agreement

•	Valuation negotiated with investor on a case-by-case basis

•	Investor may get substantial equity, board representation, operational role

Proprietary & Confidential

Debt or Loan or Other Obligations

•	Entity/Entities: WorldSpace Parent Co. OR Current/New subsidiary OR a New Joint Venture

•	Long Term, Medium/Short Term with following specific features or any combination thereof:

•	Long-term capital or Working capital

•	Straight debt

•	Convertible to Common or Preferred stock prior to or at IPO, of WorldSpace Parent Co. or any Current/New Subsidiary OR a New Joint Venture

•	Equity-linked securities and structures with equity-like/other features

•	Detachable Warrants, Options, Swaps, Rights in WorldSpace Parent Co. or any Current/New Subsidiary OR a New Joint Venture

•	Letters of credit, guarantees that secure working capital requirements—maximum US$10 million and agreement on terms

•	Secured by satellite, other assets, receivables and contracts of WorldSpace or entities in which WorldSpace has a majority stake

•	Stonehouse royalty contract to follow assets on foreclosure of loan for WorldSpace default

•	Cash or in-kind contributions - subject to comment in “Equity Investment”

Proprietary & Confidential

EXHIBIT F

ORGANIZATIONAL CHART

[chart of organizational structure of WorldSpace companies]

EXHIBIT G

REQUIRED CONSENTS

None.

EXHIBIT H

LIST OF ASSETS

Exhibit H

List of Assets

1)	Fixed Assets by entity owner (see attached listing)

2)	WorldSpace Trademarks (see attached listing)

3)	WorldSpace Leaseholds (see attached listing)

4)	WorldSpace Patents (see attached listing)

5)	WorldSpace Subsidiaries – see Organization Chart (Exhibit F)

The corporate entity that corresponds to the locations listed on the fixed assets list are:

Australia	-	AsiaSpace Ltd.
China	-	WorldSpace China
India	-	WorldSpace India Private Ltd.
Kenya	-	AfriSpace (Kenya) Ltd.
London	-	WorldSpace U.K. Ltd.
South Africa	-	WorldSpace Southern Africa Pty. Ltd.
Singapore	-	WorldSpace Asia Pte Ltd.
Dubai	-	WorldSpace U.K. Ltd.
France	-	WorldSpace France EURL
Germany	-	WorldSpace, Inc.
Indonesia	-	PT WorldSpace Indonesia
Trinidad	-	WorldSpace Caribbean Ltd.

2

WorldSpace Corporation

Fixed Assets

Period: 06-03    As of: 07/23/2003

Account	Subaccount	Location	Description	Ending Balance
17001	Satellite Company	US	Satellite #1 - AfriStar	239,050,816.31
17002	Satellite Company	US	Satellite #2 – AsiaStar	232,920,914.00
17000	Satellite Company	US	SATELLITE – CIP (Satellite 3 & 4)	158,018,543.66
17050	Satellite Company	US	Satellite – Investor Cap Int (Satellite 3 & 4)	30,137,661.12
17612	Satellite Company	US	Ground Segment #2 - AsiaStar	26,588,340.00
17611	Satellite Company	US	Ground Segment #1 - AfriStar	26,524,185.00
17625	WorldSpace Corp	US	Feederlink Stations in Service	18,871,332.80
16850	WorldSpace Corp	US	N. Street Leaseholds	13,000,178.26
16400	WorldSpace Corp	US	Machines & Equipment	5,644,280.14
17650	WorldSpace Corp	US	Feederlink Stations – CIP	4,404,393.21
17841	WorldSpace Corp	US	WS Business System in Service	4,053,292.08
16300	WorldSpace Corp	US	Furniture & Fixtures	3,362,147.27
16860	WorldSpace Corp	US	London Leaseholds	3,178,220.16
16700	WorldSpace Corp	US	Office Equipment	3,072,739.13
17660	WorldSpace Corp	US	Feederlink Stat. Cap. Int	2,234,787.90
17830	WorldSpace Corp	US	Multimedia in Service	1,926,294.39
17665	WorldSpace Corp	US	TCR Host Stations in service	1,694,548.00
16870	WorldSpace Corp	US	Studios	1,576,336.31
16800	WorldSpace Corp	US	Leaseholds	1,068,640.69
17840	WorldSpace Corp	US	WS Business System CIP	726,350.04
16451	WorldSpace Corp	US	Software Purchases	673,697.51
17850	WorldSpace Corp	US	Silense Detection Systems/ARMS	435,841.76
17810	Satellite Company	US	Toulousse Contract Mgnt	362,365.50
16350	WorldSpace Corp	US	Exhibit Booth	341,782.81
16450	WorldSpace Corp	US	Computers	336,365.60
16550	WorldSpace Corp	US	Multi Media Van	330,372.41
16500	WorldSpace Corp	US	Automobiles	132,986.89
16455	WorldSpace Corp	US	Computers – Leased	49,775.00
16300	AfriSpace	US	Furniture & Fixtures	24,414.00
16450	WorldSpace Corp	US	Computers	19,517.45
16450	WorldSpace Corp	US	Computers	18,655.15
16400	WorldSpace Corp	US	Machines & Equipment	4,874.93
17625	WorldSpace Corp	US	Feederlink Stations in Service	4,320.00
16450	WorldSpace Corp	US	Computers	4,229.99
16400	AfriSpace	US	Machines & Equipment	2,420.00
16450	WorldSpace Corp	US	Computers	2,008.18
16400	WorldSpace Corp	US	Machines & Equipments	1,449.00
16450	WorldSpace Corp	US	Computers	1,378.00
16451	WorldSpace Corp	US	Software Purchases	434.44
17650	WorldSpace Corp	US	Feederlink Stations – CIP	325.00
16450	WorldSpace Corp	US	Computers	-605.00

				780,800,609.09

3

WorldSpace Corporation

Fixed Assets

Period: 06-03     As of: 7/23/2003

Account	Subaccount	Location	Description	Ending Balance
16300	09-000-000	Australia	Furniture & Fixtures	56,579.22
16400	09-000-000	Australia	Machines & Equipment	1,825,569.02
16450	09-000-000	Australia	Computers	218,243.70
16700	09-000-000	Australia	Office Equipment	15,984.23
16800	09-000-000	Australia	Leaseholds	1,240,954.65
				3,357,330.82
16300	19-000-000	China	Furniture & Fixtures	250,659.12
16450	19-000-000	China	Computers	135,665.92
16800	19-000-000	China	Leaseholds	397,745.73
				784,070.77
16300	21-000-000	India	Furniture & Fixtures	38,447.32
16400	21-000-000	India	Machines & Equipment	23,920.00
16450	21-000-000	India	Computers	261,953.15
16500	21-000-000	India	Automobiles	30,680.00
16700	21-000-000	India	Office Equipment	53,533.79
16800	21-000-000	India	Leaseholds	205,311.39
				613,845.65
16300	10-000-000	Kenya	Furniture & Fixtures	86,740.44
16400	10-000-000	Kenya	Machines & Equipment	922,807.63
16450	10-000-000	Kenya	Computers	208,827.91
16500	10-000-000	Kenya	Automobiles	24,432.40
16700	10-000-000	Kenya	Office Equipment	49,213.42
16800	10-000-000	Kenya	Leaseholds	372,005.22
				1,664,027.02
16300	23-000-000	London	Furniture & Fixtures	482,109.22
16400	23-000-000	London	Machines & Equipment	218,374.28
16450	23-000-000	London	Computers	3,172.49
16700	23-000-000	London	Office Equipment	75,806.08
				779,462.07
16300	16-000-000	S Africa	Furniture & Fixtures	36,109.62
16400	16-000-000	S Africa	Machines & Equipment	48,388.44
16450	16-000-000	S Africa	Computers	-18,310.60
16500	16-000-000	S Africa	Automobiles	23,315.74
16700	16-000-000	S Africa	Office Equipment	17,892.07
16800	16-000-000	S Africa	Leaseholds	374,261.95
				911,657.19
16300	18-000-000	Singapore	Furniture & Fixtures	91,405.88
16400	18-000-000	Singapore	Machines & Equipment	39,655.49
16450	18-000-000	Singapore	Computers	202,086.84
16700	18-000-000	Singapore	Office Equipment	35,369.23
16800	18-000-000	Singapore	Leaseholds	9,990.90
16870	18-000-000	Singapore	Studios	40,909.09

16300	24-000-000	Dubai	Furniture Fixtures	419,417.43

				37,806.95

4

WORLDSPACE CORPORATION

Fixed Assets

Period: 06-03 As of: 07/23/2003

Account	Subaccount	Location	Description	Ending Balance
16450	24-000-000	Dubai	Computers	38,607.51
16700	24-000-000	Dubai	Office Equipment	12,378.50
16800	24-000-000	Dubai	Leaseholds	39,835.04
16300	04-000-000	France	Furniture & Fixtures	14,736.88
16400	04-000-000	France	Machines & Equipment	109,063.59
16450	04-100-030	France	Computers	3,047.05
16450	31-000-000	France	Computers	7,842.99
16700	04-000-000	France	Office Equipment	85,282.85
16800	04-000-000	France	Leaseholds	100,041.06
17810	04-000-000	France	Toulousse Contract Mgnt	80,883.35
16300	26-000-000	Germany	Furniture & Fixtures	1,600.11
16700	26-000-000	Germany	Office Equipment	76,562.27
16300	30-000-000	Indonesia	Furniture & Fixtures	16,606.70
16450	30-000-000	Indonesia	Computers	15,370.19
16500	30-000-000	Indonesia	Automobiles	33,825.00
16700	30-000-000	Indonesia	Office Equipment	36,385.14
16800	30-000-000	Indonesia	Leaseholds	11,530.20
16300	08-000-000	Trinidad	Furniture & Fixtures	183,962.01
16400	08-000-000	Trinidad	Machines & Equipment	7,428.00
16450	08-000-000	Trinidad	Computers	20,964.04
16700	08-000-000	Trinidad	Office Equipment	12,558.90

				946,318.33

Total Per 6/30/03 Financial Statement				790,276,738.37

5

WorldSpace Trademarks

MARK	COUNTRY	OWNER	APP #	FILED	REG #	REG’D	ACTION	DUE	FINAL
Afrispace	UNITED STATES	World Space, Inc.	75/030,601	12/11/95	2700607	3/25/03	Affidavit w/renewal	3/25/13	9/25/13
Afristar	SOUTH AFRICA	WorldSpace Corporation	1998-13778	8/5/98			Renewal Due	8/5/08	8/5/08
Afristar	SOUTH AFRICA	WorldSpace Corporation	98/13779	8/5/98			Renewal Due	8/5/08	8/5/08
Afristar	UNITED STATES	World Space, Inc.	75/030,610	12/11/95	2455576	5/29/01	Affidavit w/renewal	5/29/11	11/29/11
ARABSPACE	EGYPT	WorldSpace U.K., Ltd.	119762	11/29/98			Renewal Due	11/29/08	2/28/09
ARABSPACE	ISRAEL	WorldSpace U.K., Ltd.	124228	11/27/98	124228	12/5/99	Renewal Due	11/27/05	5/27/06
ARABSPACE	JORDAN	WorldSpace U.K., Ltd.	52359	2/2/99	52359	1/5/00	Renewal Due	2/2/06	2/2/06
ARABSPACE	JORDAN	WorldSpace U.K., Ltd.	59601	12/8/99	59601	3/5/02	Renewal Due	12/8/09	12/8/08
ARABSPACE	SAUDI ARABIA	WorldSpace U.K., Ltd.	47819	2/7/99	545/96	10/28/00	Renewal Due	10/7/08	10/7/08
ARABSPACE	TURKEY	WorldSpace U.K., Ltd.	18596	12/25/98	206847	12/25/98	Renewal Due	12/25/08	12/8/10
ARABSPACE	UNITED ARAB EMR	WorldSpace U.K., Ltd.	29967	2/7/99	59601		Renewal Due	2/7/09	5/7/09
CORPORATE LOGO	SOUTH AFRICA	WorldSpace Corporation	98/13781				Status Check	9/3/03	9/3/03
CORPORATE LOGO	SOUTH AFRICA	WorldSpace Corporation	98/13780	8/5/98	1998/13780	6/30/03	Renewal Due	8/5/08	8/5/08
DESIGN (Globe with Orbitals)	CHINA	WorldSpace Corporation	2000156250	10/11/00			Status Check	9/7/03	9/3/03
Design (Globe with Orbitals)	CHINA	WorldSpace Corporation	2000156249	10/11/00			Status Check	9/7/03	9/7/03
Design (Globe with Orbitals)	EGYPT	WorldSpace Corporation	135065	8/5/00			Renewal Due	8/5/10	11/5/10
Design (Globe with Orbitals)	EGYPT	WorldSpace Corporation	135096	8/6/00			Renewal Due	8/6/10	11/6/10
Design (Globe with Orbitals)	SINGAPORE	WorldSpace Corporation	T00/19415B	11/3/00			Renewal Due	11/3/10	11/3/10
DESIGN (Globe with Orbitals)	SINGAPORE	WorldSpace Corporation	T00/19416J	7/25/00	T00/19416J	7/25/00	Renewal Due	7/25/10	7/25/10
Design (Globe with Orbitals)	SOUTH AFRICA	WorldSpace Corporation	2000/15291	7/28/00			Renewal Due	7/28/10	7/28/10
Design (Globe with Orbitals)	SOUTH AFRICA	WorldSpace Corporation	2000/15290	7/28/00			Renewal Due	7/28/10	7/28/10
Design (Globe with Orbitals)	UNITED STATES	WorldSpace Corporation	76/095, 609	7/25/00	2709791	4/22/03	Affidavit w/renewal	4/22/13	10/22/13
GANDHARV	INDIA	WorldSpace Corporation	994363	3/5/01			Renewal Due	3/5/08	3/5/08
LE JHOOM	INDIA	WorldSpace Corporation	994362	3/5/01			Renewal Due	3/5/08	3/5/08
Miscellaneous Design	MALAYSIA	WorldSpace Corporation	15622/97	10/31/97	97015622	7/6/01	Renewal Due	10/31/04	10/31/04
MISC Design (globe with orbitals)	NIGERIA	WorldSpace Corporation	46235	8/28/00			Renewal Due	8/28/07	8/28/07
MISC Design (globe with orbitals)	NIGERIA	WorldSpace Corporation	46468	9/14/00			Renewal Due	9/14/07	9/14/07
NGOMA	KENYA	WorldSpace Corporation	2509	3/23/01			Renewal Due	3/23/08	3/23/08
STARMAN	CHINA	WorldSpace Corporation	2000033549	3/22/00	1582571	6/7/01	Renewal Due	6/6/11	12/6/11
STARMAN	INDONESIA	WorldSpace Corporation	02461-2471	2/8/01	495575	12/7/01	Renewal Due	8/8/10	2/8/11
STARMAN	NIGERIA	WorldSpace Corporation	44489	5/16/00			Renewal Due	5/16/07	5/16/07
STARMAN	SOUTH AFRICA	WorldSpace Corporation	2000/03561	3/2/00			Status Check	5/2/04	5/2/04
STARMAN	SOUTH AFRICA	WorldSpace Corporation	2000/03561	3/2/00			Renewal Due	3/2/10	3/2/10
STARMAN	UNITED ARAB EMR	WorldSpace Corporation	39260	11/8/00	30983	2/11/02	Renewal Due	11/8/10	2/8/11
STARMAN	UNITED STATES	WorldSpace Corporation	75/931,692	2/29/00	2707460	4/15/03	Affidavit w/renewal	4/15/13	10/15/13
WORLDSPACE	NIGERIA	WorldSpace Corporation	43551	2/22/00			Renewal Due	2/22/07	2/22/07
WORLDSPACE	CHINA	WorldSpace Corporation	2000033548	3/22/00	1683968	12/14/01	Renewal Due	12/14/11	6/14/12
WORLDSPACE	EGYPT	WorldSpace Corporation	130702	2/19/00			Renewal Due	2/19/10	5/19/10
WORLDSPACE	EGYPT	WorldSpace Corporation	110269				Status Check	9/8/03	9/08/03
WORLDSPACE	SOUTH AFRICA	WorldSpace Corporation	98/15297	8/28/98	98/15297	3/4/02	Renewal Due	8/28/08	8/28/08
WORLDSPACE	SOUTH AFRICA	WorldSpace Corporation	98/15296	8/28/98	98/15296	3/4/02	Renewal Due	8/28/08	8/28/08
WORLDSPACE	SOUTH AFRICA	WorldSpace Corporation	98/15295	8/28/98	98/15295	3/4/02	Renewal Due	8/28/08	8/28/08

6

WorldSpace Trademarks

WORLDSPACE	ALGERIA	WorldSpace Corporation	970928	7/12/97			Renewal Due	7/12/07	1/12/08
WORLDSPACE	ARGENTINA	WorldSpace Corporation	2098556	8/19/97	1698799	10/30/98	Renewal & Use Due	10/30/08	10/30/08
WORLDSPACE	ARGENTINA	WorldSpace Corporation	2098555	8/19/97	1698801	10/30/98	Renewal & Use Due	10/30/08	10/30/08
WORLDSPACE	AUSTRALIA	WorldSpace Corporation	738441	7/4/97	738441	1/16/98	Renewal Due	7/4/07	7/4/08
WORLDSPACE	BANGLADESH	WorldSpace Corporation	51856	7/10/97			Renewal Due	7/10/04	7/10/04
WORLDSPACE	BANGLADESH	WorldSpace Corporation	52663	9/14/97			Renewal Due	9/14/04	9/14/04
WORLDSPACE	BOLIVIA	WorldSpace Corporation	13467	9/18/97	72338-C	4/6/99	Renewal Due	4/6/09	10/6/09
WORLDSPACE	BOLIVIA	WorldSpace Corporation	13649	9/18/97	72723-C	5/11/99	Renewal Due	5/11/09	11/11/09
WORLDSPACE	BRAZIL	WorldSpace Corporation	820003450	8/8/97	820003450	10/5/99	Renewal Due	10/5/09	10/5/09
WORLDSPACE	BRAZIL	WorldSpace Corporation	820003468	8/8/97	820003468	7/11/00	Renewal Due	7/11/10	1/11/11
WORLDSPACE	BRITISH VIRGIN ISLANDS	WorldSpace Corporation	1913	12/9/97	3220	6/12/98	Renewal Due	12/9/11	3/9/12
WORLDSPACE	CHILE	WorldSpace Corporation	391686	9/25/97	510663	4/22/98	Renewal Due	4/22/08	4/22/08
WORLDSPACE	CHILE	WorldSpace Corporation	391687	9/25/97	510664	4/22/98	Renewal Due	4/22/08	4/22/08
WORLDSPACE	CHINA	WorldSpace Corporation	970083503	8/11/97	1243048	1/28/99	Renewal Due	1/28/09	7/28/09
WORLDSPACE	CHINA	WorldSpace Corporation	970083502	8/11/97	1239950	1/14/99	Renewal Due	1/14/09	7/14/09
WORLDSPACE	COLOMBIA	WorldSpace Corporation	97074434	12/22/97	210104	7/22/98	Renewal Due	7/22/08	1/22/09
WORLDSPACE	COLOMBIA	WorldSpace Corporation	97074433	12/22/97	210105	7/22/98	Renewal Due	7/22/08	1/22/09
WORLDSPACE	COSTA RICA	WorldSpace Corporation			109276	10/23/98	Renewal Due	10/23/08	10/23/08
WORLDSPACE	COSTA RICA	WorldSpace Corporation	N/A	7/7/97	109281	10/23/98	Renewal Due	10/23/08	10/23/08
WORLDSPACE	DOMINICAN REPUBLIC	WorldSpace Corporation	35977	8/12/97	93537	11/15/97	Renewal Due	11/15/17	11/15/17
WORLDSPACE	DOMINICAN REPUBLIC	WorldSpace Corporation	35976	8/12/97	93931	11/15/97	Renewal Due	11/15/17	11/15/17
WORLDSPACE	ECUADOR	WorldSpace Corporation	81482	9/8/97			Renewal Due	12/28/09	6/28/10
WORLDSPACE	ECUADOR	WorldSpace Corporation	81508	9/9/97	201798	12/28/98	Renewal Due	12/28/08	6/28/09
WORLDSPACE	EGYPT	WorldSpace Corporation	110270	10/11/97			Renewal Due	10/11/07	1/11/08
WORLDSPACE	EGYPT	WorldSpace Corporation	110269	10/11/97			Renewal Due	10/11/07	1/11/08
WORLDSPACE	EUROPEAN UNION (CTM)	WorldSpace Corporation	600098	8/13/97	600098	1/25/99	Renewal Due	8/13/07	8/13/07
WORLDSPACE	GHANA	WorldSpace Corporation	N/A	8/12/97	28619	8/12/97	Renewal Due	8/12/04	10/12/04
WORLDSPACE	GUATEMALA	WorldSpace Corporation	5892	7/22/97	94501	4/11/99	Renewal Due	4/11/09	4/11/09
WORLDSPACE	GUATEMALA	WorldSpace Corporation	5890	7/22/97	94977	4/8/99	Renewal Due	4/8/09	4/8/09
WORLDSPACE	INDIA	WorldSpace Corporation	764427	7/11/97			Renewal Due	7/11/04	7/11/04
WORLDSPACE	INDONESIA	WorldSpace Corporation	9716269	8/6/97			Status Check	4/16/04	4/16/04
WORLDSPACE	INDONESIA	WorldSpace Corporation	9716270	8/6/97	423702	2/19/99	Renewal Due	4/3/07	10/3/07
WORLDSPACE	ISRAEL	WorldSpace Corporation	113441	7/7/97	113441	7/6/98	Renewal Due	7/7/04	1/7/05
WORLDSPACE	ISREAL	WorldSpace Corporation	113442	7/7/97	113442	7/6/98	Renewal Due	7/7/04	1/7/05
WORLDSPACE	JAMAICA	WorldSpace Corporation	92043	7/9/97	36994	7/9/97	Renewal Due	7/9/04	7/9/04
WORLDSPACE	JAPAN	WorldSpace Corporation	1038	1/5/98	4399949	7/14/00	Renewal Due	7/14/10	1/14/11
WORLDSPACE	JAPAN	WorldSpace Corporation	11-63543	7/16/99			Status Check	12/5/03	12/5/03
WORLDSPACE	JORDAN	WorldSpace Corporation	59613	12/8/99	59613	3/5/02	Renewal Due	12/8/09	12/8/10
WORLDSPACE	JORDAN	WorldSpace Corporation	47299	10/18/97	47299	10/18/97	Renewal Due	10/18/04	10/18/04
WORLDSPACE	JORDAN	WorldSpace Corporation	47298	10/18/97	47298	10/18/97	Renewal Due	10/18/04	10/18/04
WORLDSPACE	KENYA	WorldSpace Corporation	46152	8/1/97	46152	2/18/02	Renewal Due	8/1/04	8/1/04
WORLDSPACE	KENYA	WorldSpace Corporation	1132	8/1/97			Renewal Due	8/1/04	8/1/04
WORLDSPACE	LAOS	WorldSpace Corporation	5777	8/5/97	5777	8/19/97	Renewal Due	8/5/07	8/5/07

7

WorldSpace Trademarks

WORLDSPACE	MADAGASCAR	WorldSpace Corporation	970284	7/18/97	2634	2/11/98	Renewal Due	7/18/07	7/18/07
WORLDSPACE	MALAYSIA	WorldSpace Corporation	1136697	8/14/97	97018702	7/11/01	Renewal Due	8/14/07	8/14/08
WORLDSPACE	MALAYSIA	WorldSpace Corporation	1870297	12/1/97			Renewal Due	12/1/07	12/1/08
WORLDSPACE	MEXICO	WorldSpace Corporation	301162	7/11/97	570392	2/24/98	Renewal & Use Due	7/11/07	1/11/08
WORLDSPACE	MEXICO	WorldSpace Corporation	301163	7/11/97	570393	2/24/98	Renewal & Use Due	7/11/07	1/11/08
WORLDSPACE	MONGOLIA	WorldSpace Corporation	2399	7/8/97	2313	7/8/97	Renewal Due	7/8/07	1/8/08
WORLDSPACE	MOROCCO	WorldSpace Corporation	83758	8/28/97	63758	8/28/97	Renewal Due	8/28/17	8/28/17
WORLDSPACE	NIGERIA	WorldSpace Corporation	32105	7/22/97	56148	8/5/99	Renewal Due	7/22/04	7/22/04
WORLDSPACE	NIGERIA	WorldSpace Corporation	32714	9/1/97	56147	9/13/99	Renewal Due	9/1/04	9/1/04
WORLDSPACE	PAKISTAN	WorldSpace Corporation	143691	9/10/97			Renewal Due	9/10/04	9/10/04
WORLDSPACE	PAKISTAN	WorldSpace Corporation	142422	7/8/97			Renewal Due	7/8/04	7/8/04
WORLDSPACE	PANAMA	WorldSpace Corporation	91274	12/2/97	91273	12/2/97	Renewal Due	12/2/07	12/2/07
WORLDSPACE	PANAMA	WorldSpace Corporation	91273	12/2/97	91273	12/2/97	Renewal Due	12/2/07	6/2/08
WORLDSPACE	PARAGUAY	WorldSpace Corporation	14018	7/14/97	221075	12/28/99	Renewal Due	12/28/09	6/28/10
WORLDSPACE	PARAGUAY	WorldSpace Corporation	14017	7/14/97	215501	7/30/99	Renewal Due	7/30/09	1/30/10
WORLDSPACE	PHILIPPINES	WorldSpace Corporation	123739	8/15/97			Status Check	10/4/03	10/4/03
WORLDSPACE	PHILIPPINES	WorldSpace Corporation	123738	8/15/97			Status Check	3/16/04	3/16/04
WORLDSPACE	RUSSIAN FEDERATION	WorldSpace Corporation	97710046	7/7/97	176514	6/24/99	Renewal Due	7/7/07	1/7/08
WORLDSPACE	SAUDI ARABIA	WorldSpace Corporation	42237	12/30/97	522/26	2/27/00	Renewal Due	8/30/07	8/30/07
WORLDSPACE	SAUDI ARABIA	WorldSpace Corporation	42238	12/30/97	522/27	2/27/00	Renewal Due	8/30/07	8/30/07
WORLDSPACE	SINGAPORE	WorldSpace Corporation	935097	8/2/97	T97/09350Z	7/2/97	Renewal Due	7/2/07	7/2/07
WORLDSPACE	SINGAPORE	WorldSpace Corporation	934997	8/2/97	T97/09349F	7/2/97	Renewal Due	7/2/07	7/2/07
WORLDSPACE	SOUTH AFRICA	WorldSpace Corporation	9710047	7/4/97			Renewal Due	7/4/07	7/4/07
WORLDSPACE	SOUTH AFRICA	WorldSpace Corporation	9710048	7/4/97			Renewal Due	7/4/07	7/4/07
WORLDSPACE	SOUTH KOREA	WorldSpace Corporation	9745455	9/26/97	429512	11/14/98	Renewal & Use Due	11/14/08	5/14/09
WORLDSPACE	SOUTH KOREA	WorldSpace Corporation	9713513	9/26/97	53664	2/24/99	Renewal & Use Due	2/24/09	8/24/09
WORLDSPACE	SWITZERLAND	WorldSpace Corporation	536497	7/4/97	468557	7/4/97	Renewal Due	7/4/07	1/4/08
WORLDSPACE	TAIWAN	WorldSpace Corporation	86040887	8/7/97	816578	9/16/98	Renewal & Use Due	9/15/08	3/15/09
WORLDSPACE	TAIWAN	WorldSpace Corporation	86040888	8/7/97	102060	8/15/98	Renewal & Use Due	8/15/08	2/15/09
WORLDSPACE	TANGIERS	WorldSpace Corporation	12402	9/4/97			Renewal Due	9/4/17	9/4/17
WORLDSPACE	THAILAND	WorldSpace Corporation	351335	12/24/97			Renewal Due	12/24/07	12/24/07
WORLDSPACE	THAILAND	WorldSpace Corporation	351336	12/24/97			Renewal Due	12/24/07	12/24/07
WORLDSPACE	TRINIDAD & TOBAGO	WorldSpace Corporation	27306	8/6/97	27306	9/10/98	Renewal Due	8/5/07	2/5/08
WORLDSPACE	TRINIDAD & TOBAGO	WorldSpace Corporation	27307	8/6/97	27307	9/10/98	Renewal Due	8/5/07	2/5/08
WORLDSPACE	TURKEY	WorldSpace Corporation	12329	8/21/97	190286	8/21/97	Renewal Due	8/21/07	8/21/07
WORLDSPACE	TURKEY	WorldSpace Corporation	12328	8/21/97	189577	8/21/97	Renewal Due	8/21/07	8/21/07
WORLDSPACE	UNITED ARAB EMR	WorldSpace Corporation	23877	10/11/97			Renewal Due	10/11/07	1/11/08
WORLDSPACE	UNITED ARAB EMR	WorldSpace Corporation	23876	10/11/97	20707	2/5/99	Renewal Due	10/11/07	1/11/08
WORLDSPACE	UNITED STATES	WorldSpace Corporation	75/318.440	7/2/97	2480218	8/21/01	Affidavit w/renewal	8/21/11	2/21/12
WORLDSPACE	URUGUAY	WorldSpace Corporation	297331	8/5/97	297331	5/6/98	Renewal Due	5/6/08	11/06/08
WORLDSPACE	VENEZUELA	WorldSpace Corporation	14443	7/17/97	219841	6/2/00	Renewal Due	6/2/10	12/2/10
WORLDSPACE	VENEZUELA	WorldSpace Corporation	14444	7/17/97	12471	6/2/00	Renewal Due	6/2/10	12/2/10
WORLDSPACE	VIETNAM	WorldSpace Corporation	35127	8/2/97	32871	12/22/99	Renewal Due	8/2/07	8/2/07

8

WorldSpace Real Estate Leases

Lessee	Location	Expiration Date
1. WorldSpace Corporation	2400 N Street, NW, Washington, DC	July 30, 2012
2. WorldSpace, Inc.	11 Dupont Circle, NW, Washington, DC	February 20, 2006
3. AsiaSpace, Ltd.	Levels 4 & 5, 6, Riverside Quay, S. Melbourne	December 31, 2007
4. AsiaSpace, Ltd.	AOL Sublease, S. Melbourne	December 30, 2007
5. AsiaSpace, Ltd.	IT&E Sub-Under Lease, S. Melbourne	December 30, 2007
6. AsiaSpace, Ltd.	Sublease Parking License, S. Melbourne	Indefinite
7. WorldSpace India	Chennai, India	August 3, 2003
8. WorldSpace India	Dr. Office, Bangalore, India	October 16, 2003
9. WorldSpace India	Ralnam Complex, Bangalore, India	June 1, 2004
10. WorldSpace India	New Delhi, India	June 5, 2004
11. WorldSpace India	New Delhi, India	June 5, 2004
12. WorldSpace India	Mumbai, India	February 5, 2004
13. WorldSpace Asia	Jakarta, Indonesia	Month to Month
14. AfriSpace Kenya Ltd.	Rahimtulla Tower, Nairobi, Kenya	December 1, 2010
15. WorldSpace SA	ERF 140, Craighall Park, South Africa	October 31, 2007
16. WorldSpace Corporation/WIN	Soho Square/6 Dean Street, London, UK	March 25, 2018
17. WorldSpace Corporation	2B/2C Ayer Rajah Crescent, Singapore	March 31, 2005
18. WorldSpace China	No. 36 Xiaoyun Rd, Beijing, China	January 21, 2005
19. WorldSpace UK	Dubai Airport, Dubai, UAE	October 3, 2004
20. WorldSpace France	13, rue Michel Labrousee, Toulouse	January 14, 2012
21. WorldSpace France	bd Haussmann, Paris	January 14, 2006

9

Patent Report by Invention

Status: PENDING

COUNTY	REFERENCE#	TYPE	FILED	SERIAL#	STATUS
SYSTEM FOR PROVIDING GLOBAL PORTABLE INTERNET ACCESS USING LOW EARTH ORBIT SATELLITE AND SATELLITE DIRECT RADIO BROADCAST SYSTEM

ARGENTINA	36619	CEQ	9/4/1998	980104428	PENDING
CANADA	39655	DCA	8/19/1998	2,302,946	PENDING
CZECH REPUBLIC	39657	DCA	8/19/1998	PV 2000-578	PUBLISHED
ALGERIA	36618	CEQ	8/15/1998	980197	PENDING
EUROPEAN PATENT	39659	DCA	8/19/1998	98942100.3	PENDING
INDONESIA	39660	DCA	8/19/1998	W20000416	PENDING
INDIA	36622	CEQ	8/18/1998	1463CAL98	PENDING
JAPAN	39662	DCA	8/19/1998	2000-511285	PENDING
SOUTH KOREA	39663	DCA	8/19/1998	2000-7002370	PENDING
MEXICO	39664	DCA	8/19/1998	002,124	PENDING
POLAND	39666	DCA	8/19/1998	P-341429	PENDING
SAUDI ARABIA	36631	CEQ	11/30/1998	98 19 0842	PENDING
SINGAPORE	39667	DCA	8/19/1998	200001004-1	PENDING
THAILAND	36634	CEQ	8/7/1998	045446	PENDING

SATELLITE DIRECT RADIO BROADCAST SYSTEM

UNIITED ARAB EMR	37275	CEQ	11/12/1998	275/98	PENDING
ARIPO	40107	DCA	11/6/1998	AP/P/00/01806	PENDING
ARGENTINA	34124	CEQ	12/9/1996	96 01 05566	PUBLISHED
ARGENTINA	37247	CEQ	11/12/1998	980105718	PENDING
BRAZIL	35939	DCA	12/6/1996	P19611882-2	PENDING
CHILE	34125	CEQ	12/6/1996	2171-96	PENDING
CHINA	35941	DCA	12/6/1996	96198900.9	PUBLISHED
CHINA	40111	DCA	11/6/1998	98811871.8	PUBLISHED
COLOMBIA	37258	CEQ	11/5/1998	98065215	PENDING
COSTA RICA	34141	CEQ	12/9/1996	TEMP	PENDING
CZECH REPUBLIC	35942	DCA	12/6/1996	PV 1705-98	PUBLISHED
CZECH REPUBLIC	40112	DCA	11/6/1998	PV 2000-1724	PUBLISHED
EGYPT	37260	CEQ	11/14/1998	1408/1998	PENDING
EUROPEAN PATENT	35944	DCA	12/6/1996	96942841.6	PENDING
EUROPEAN PATENT	40114	DCA	11/6/1998	98 957612.9	PUBLISHED
ETHIOPIA	34129	CEQ			MAILED
HONG KONG	35941HK	CEQ	7/5/1999	99102834.8	PENDING
HONG KONG	41838	CEQ	7/24/2001	01105170.0	PUBLISHED
INDONESIA	34134	CEQ	12/9/1996	P-963652	PUBLISHED
INDONESIA	40115	DCA	11/6/1998	W-20000899	PENDING
ISRAEL	40116	DCA	11/6/1998	136095	PENDING
INDIA	34109	CEQ	12/4/1996	2094/CAL/96	PENDING
INDIA	37261	CEQ	11/12/1998	2003CAL98	PENDING
JAPAN	35947	DCA	12/6/1996	09-522075	PENDING
JAPAN	40117	DCA	11/6/1998	2000-521611	PENDING
SOUTH KOREA	35954	DCA	12/6/1996	704368/1998	PENDING
SOUTH KOREA	40118	DCA	11/6/1998	2000-7005256	PENDING
MEXICO	35948	DCA	12/6/1996	984,474	PENDING
MALAYSIA	34150	CEQ	12/6/1996	PI 9605136	PENDING
MALAYSIA	37262	CEQ	10/29/1998	PI 9804944	PENDING
PHILIPPINES	34135	CEQ	12/6/1996	54,973	PENDING
PHILIPPINES	37270	CEQ	11/13/1998	1-1998-02988	PENDING
POLAND	40121	DCA	11/6/1998	P-340492	PENDING
SAUDI ARABIA	34146	CEQ	2/24/1997	97 17 0647	PENDING
SAUDI ARABIA	37271	CEQ	5/4/1999	99 20 0067	PENDING
SINGAPORE	35953	DCA	12/6/1996	9803224-6	PENDING
TANGIERS	34130TA	CEQ	12/6/1996	1422	PENDING
THAILAND	34133	CEQ	12/6/1996	034630	PUBLISHED
THAILAND	37274	CEQ	10/16/1998	046639	PUBLISHED
UNITED STATES	40783	CON	3/9/2001	09/801,674	PUBLISHED
UNITED STATES	41323	CON	3/13/2001	09/803,988	PUBLISHED
URUGUAY	34144	CEQ	12/9/1996	24,393	PUBLISHED

10

SYSTEM FOR PROVIDING LOCATION-SPECIFIC DATA TO A USER

UNITED ARAB EMR	35289	CEQ	11/5/1997	228/97	PENDING
ARGENTINA	35278	CEQ	10/31/1997	970105090	PUBLISHED
EUROPEAN PATENT	38507	DCA	10/31/1997	97946453.4	PENDING
HONG KONG	40222	CEQ	5/30/2000	00103195.7	PENDING
INDONESIA	35265	CEQ	10/31/1997	W-990294	PUBLISHED
ISRAEL	38508	DCA	10/31/1997	129,639	PENDING
INDIA	35264	CEQ	11/4/1997	2075CAL97	PENDING
JAPAN	38509	DCA	10/31/1997	10-521639	PENDING
SOUTH KOREA	38513	DCA	10/31/1997	1999-70704037	PENDING
MALAYSIA	35318	CEQ	10/22/1997	PI 9704982	PENDING
PERU	35284	CEQ	11/3/1997	000981/97	PENDING
PHILIPPINES	35285	CEQ	11/4/1997	1-58398	PENDING
SAUDI ARABIA	35286	CEQ	11/18/1998	98 19 0782	PENDING
SINGAPORE	38512	DCA	10/31/1997	9902100-8	PENDING
THAILAND	35288	CEQ	10/24/1997	040325	PUBLISHED
VENEZUELA	35290	CEQ	11/4/1997	2213-97	PENDING

REAL TIME INFORMATION DELIVERY SYSTEM FOR AIRCRAFT

EUROPEAN PATENT	38556	DCA	11/6/1997	97946251.2	PENDING
INDONESIA	37798	DCA	11/6/1997	W 990331	PENDING
JAPAN	38558	DCA	11/6/1997	10/522566	PENDING
MEXICO	38559	DCA	11/6/1997	994,428	PENDING
MALAYSIA	35391	CEQ	11/10/1997	PI 9705336	PENDING
PHILIPPINES	35390	CEQ	11/11/1997	I-58494	PENDING

SATELLITE DIRECT RADIO BROADCAST SYSTEM WITH FORMATTING OF BROADCAST DATA, PROCESSING THEREOF BY SATELLITE PAYLOAD AND RECEPTION BY REMOTE RADIO RECEIVERS

UNITED ARAB EMR	35312	CEQ	11/5/1997	227/97	PENDING
ARGENTINA	35292	CEQ	10/31/1997	970105089	PUBLISHED
CHINA	38536A	DIV	10/31/1997	02143088.8	PUBLISHED
CHINA	38536B	DIV	10/31/1997	02143089.6	PUBLISHED
COSTA RICA	35296	CEQ	11/5/1997	TEMP	PENDING
CZECH REPUBLIC	38537	DCA	10/31/1997	PV 1541-99	PENDING
EGYPT	35297	CEQ	11/5/1997	1171/97	PENDING
EUROPEAN PATENT	38540	DCA	10/31/1997	97949350.9	PENDING
ETHIOPIA	35298	CEQ	11/4/1997	EP/P/98/00008	PENDING
HONG KONG	40224	CEQ		00103692.5	PENDING
INDONESIA	37799	DCA	10/31/1997	W-990293	PENDING
INDIA	35299	CEQ	10/23/1997	1999CAL97	PENDING
JAPAN	38543	DCA	10/31/1997	10-521536	PENDING
SOUTH KOREA	38547	DCA	10/31/1997	1999-7004036	PENDING
MEXICO	38544	DCA	10/31/1997	994159	PENDING
MALAYSIA	35301	CEQ	10/22/1997	PI 9704983	PENDING
NIGERIA	35303	CEQ	11/4/1997	331/97	PENDING
PHILIPPINES	35307	CEQ	11/4/1997	1-58397	PENDING
SAUDI ARABIA	35308	CEQ	11/18/1998	98 19 0783	PENDING
THAILAND	35311	CEQ	10/24/1997	040324	PUBLISHED
TRINIDAD & TOBAGO	38548	DCA	10/31/1997	TTA/199/00040	PENDING
VENEZUELA	35313	CEQ	11/4/1997	2214-97	PENDING

DIGITAL BROADCAST SYSTEM USING SATELLITE DIRET BROADCAST SYSTEM AND TERRESTRIAL REPEAT SYSTEM

UNITED ARAB EMR	35990	CEQ	11/15/1998	280/98	PENDING
ARIPO	40265	CEQ	7/10/1998	AP/P/00/01925	PENDING
BRAZIL	40267	CEQ	7/10/1998	PI 9815768-0	PENDING
CHINA	40269	CEQ	7/10/1998	98813934.0	PUBLISHED
CZECH REPUBLIC	40270	CEQ	7/10/1998	PV 2000-3260	PUBLISHED
EURASIAN PATENT	40271	CEQ	7/10/1998	200001005	PUBLISHED
EUROPEAN PATENT	40272	CEQ	7/10/1998	98933306.7	PUBLISHED
HONG KONG	41907	CEQ	10/8/2001	01107035.1	PUBLISHED
INDONESIA	40273	CEQ	7/10/1998	20001891	PENDING
ISRAEL	40274	CEQ	7/10/1998	138309	PENDING
INDIA	35984	CEQ	5/5/1998	805CAL98	PENDING
JAPAN	40275	CEQ	7/10/1998	2000-538457	PENDING
SOUTH KOREA	40280	CEQ	7/10/1998	2000-7010757	PENDING
MEXICO	40276	CEQ	7/10/1998	009276	PENDING
POLAND	40278	CEQ	7/10/1998	P 343075	PENDING
SAUDI ARABIA	35987	CEQ	8/19/1998	98 19 0417	PENDING
THAILAND	35989	CEQ	5/7/1998	043724	PENDING
UNITED STATES	40264	DCA	9/26/2000	09/647,007	PENDING

11

SYSTEM FOR BROADCASTING INFORMATION FROM THE INTERNET USING SATELLITE DIRECT RADIO BROADCAST SYSTEM AND SELECTIVELY DOWNLOADING INNFORMATION AT USER TERMINAL

ARGENTINA	36600	CEQ	9/4/1998	980104427	PENDING
CANADA	39637	DCA	8/19/1998	2,302,947	PENDING
CZECH REPUBLIC	39639	DCA	8/19/1998	PV 2000-577	PUBLISHED
ALERGIA	36599	CEQ	8/15/1998	980198	PENDING
EUROPEAN PATENT	39641	DCA	8/19/1998	98943233.1	PENDING
INDONESIA	39642	DCA	8/19/1998	W20000417	PENDING
INDIA	36603	CEQ	8/18/1998	1464CAL98	PENDING
JAPAN	39644	DCA	8/19/1998	2000-511304	PENDING
SOUTH KOREA	39646	DCA	8/19/1998	2000-7002369	PENDING
MOROCCO	36605	CEQ	9/1/1998	25,235	PENDING
MEXICO	39646	DCA	8/19/1998	002,123	PENDING
MALAYSIA	36604	CEQ	8/18/1998	P1 9803749	PENDING
PHILIPPINES	36611	CEQ	8/6/1998	1-1988-02019	PUBLISHED
POLAND	39648	DCA	8/19/1998	P-338984	PUBLISHED
SAUDI ARABIA	36612	CEQ	12/26/1998	98 19 0928	PENDING
TANGIERS	36605TA	CEQ	8/31/1998	1647	PENDING
THAILAND	36615	CEQ	8/7/1998	045447	PUBLISHED
TURKEY	39651	DCA	8/19/1998	2000/00590	PENDING
UNITED STATES	39718	CIP	2/28/2000	09/514,387	PENDING

SYSTEM FOR PROVIDING A USER WITH ACTIVE AND PASSIVE ACCESS T O CACHED CONTENT

ARIPO	41581	DCA	9/21/1999	AP/P/01/02117	PENDING
BOLIVIA	39054	CEQ	9/29/1999	12670	PENDING
CHILE	39055	CEQ	9/29/1999	2230-99	PENDING
EUROPEAN PATENT	41584	DCA	9/21/1999	99949762.1	PUBLISHED
INDIA	41585	CEQ	10/2/1999	INPCT/2001/347	PENDING
SOUTH KOREA	41586	DCA	9/21/1999	2001-7004226	PENDING
MALAYSIA	39060	CEQ	9/16/1999	P1 99C4022	PENDING
TANGIERSS	39062	CEQ	10/1/1999	1798	PENDING
THAILAND	39071	CEQ	9/14/1999	052772	PUBLISHED

METHOD AND APPARATUS FORM MOBILE PLATFORM RECEPTION AND SYNCHRONIZATION IN DIRECT DIGITAL SATELLITE

ARGENTINA	41202	CEQ	2/26/2001	010100867	PENDING
CHINA	43825	DCA	2/28/2001	01807645.9	PUBLISHED
EGYPT	41203	CEQ	2/26/2001	0184/2001	PENDING
EUROPEAN PATENT	43826	DCA	2/28/2001	PCT/US01/06337	PUBLISHED
GULF COOPERATION	41212	CEQ	2/26/2001	GCC/P/2001/120	PENDING
INDONESIA	43828	DCA	2/28/2001	wo 00200201926	PENDING
INDIA	43827	DCA	2/28/2001	2002/01102	PENDING
SOUTH KOREA	43829	DCA	2/28/2001	2002-7011314	PENDING
PHILIPPINES	41211	CEQ	2/27/2001	1-2001-00458	PUBLISHED
RUSSIA	43830	DCA	2/28/2001	2002125909	PENDING
SINGAPORE	43831	DCA	2/28/2001	200205181-1	PENDING
THAILAND	41214	CEQ	2/15/2001	063595	PUBLISHED
TAIWAN	41213	CEQ	2/27/2001	90104466	PENDING
UNITED STATES	38492	NEW	2/29/2000	60/185,701	PENDING
UNITED STATES	38492A	FCA	8/18/2000	09/640,686	PENDING
SOUTH AFRICA	43832	DCA	8/26/2001	2002/6847	PENDING

METHOD AND APARATUS FOR PROVIDING PAGING SERVICE TO RADIO RECEIVERS IN A SATELLITE BROADCAST SYSTEM

UNITED STATES	41106	NEW	11/9/2000	60246,739	PENDING

QPSK PHASE AMBIGUITY CORRECTOR

UNITED STATES	39443	NEW	9/28/2001	60/300,813	PENDING
WIPO	43857	CEQ	9/30/2002	PCT/US02/31044	PUBLISHED

DUAL CHANNEL DIGITAL SATELLITE RECEIVER CARD FOR PERSONAL COMPUTER

UNITED STATES	42215	NEW	9/13/2001	60/318/633	PENDING

PCMCIA CARD FOR PROVIDING HAND-HELD PERSONAL DATA ASSISTANT DEVICES WITH DIGITA SATELLITE BROADCAST RECEPTION AND BACKHAUL LINK

UNITED STATES	42119	NEW	9/28/2001	60/325,180	PENDING

DIGITAL DATA ADAPTER (DDA) FOR CONNECTING DIGITAL SATELLITE RECEIVER AND PERSONAL COMMUNICATION

UNITED STATES	42214	NEW	10/31/2001	09/984,973	PUBLISHED

12

Patent Report by Invention

PRINTED 8/6/2003

Status: ISSUED

COUNTRY	REFERENCE #	TYPE	FILED	SERIAL #	ISSUED	PATENT #	STATUS

SYSTEM FOR PROVIDING GLOBAL PORTABLE INTERNET ACCESS USING LOW EARTH ORBIT SATELLITE AND SATELLITE DIRECT RADIO BROADCAST SYSTEM

ARIPO	39652	DCA	8/19/1998	AP/P/00/01752	12/31/2002	AP 1133	ISSUED
AUSTRALIA	39653	DCA	8/19/1998	90224/98	2/14/2002	740115	ISSUED
EURASIAN PATENT	39658	DCA	8/19/1998	200000290	10/22/2001	001943	ISSUED
EGYPT	36621	CEQ	9/3/1998	1052/98	3/31/2002	21805	ISSUED
ETHIOPIA	36637	CEQ	9/4/1998	EP/P/98/00007	10/28/1999	00001	ISSUED
MOROCCO	36624	CEQ	9/1/1998	25.236	4/1/1999	24,641	ISSUED
NIGERIA	36625	CEQ	9/4/1998	315/98	6/28/2000	RP 13756	ISSUED
AFRICAN UNION	39665	DCA	3/2/2000	1200000064	10/16/2000	11331	ISSUED
PANAMA	36627	CEQ	9/2/1998	P1/PA98/84585	9/2/1998	84585	ISSUED
PERU	36629	CEQ	9/7/1998	00835.1998	9/25/2002	2652	ISSUED
PAKISTAN	36626	CEQ	8/6/1998	816/98	12/6/2000	136548	ISSUED
TAIWAN	36633	CEQ	9/4/1998	87114694	4/21/2001	130157	ISSUED
UNITED STATES	33878	NEW	9/5/1997	08/923,935	8/15/2000	6,105,060	ISSUED
SOUTH AFRICA	36632	CEQ	8/11/1998	98/7180	6/30/1999	98/7180	ISSUED

SATELLITE DIRECT RADIO BROADCAST SYSTEM

ARIPO	35937	DCA	12/6/1996	AP/P/98/01256	12/31/1999	AP792	ISSUED
BANGLADESH	34152	CEQ	12/7/1996	146/96	12/8/1995	1002849	ISSUED
BANGLADESH	34152A	DIV	6/16/1998	93/98	12/8/1995	1002850	ISSUED
CANADA	35940	DCA	12/6/1996	2,238,641	4/29/2003	2,238,641	ISSUED
CONGO	34153	CEQ	12/6/1996	NP/23/EXT/96	5/16/1997	96/3479	ISSUED
DOMNICAN REPUBLIC	34142	CEQ	12/6/1996	5358	10/22/1997	5358	ISSUED
ALGERIA	34154	CEQ	12/8/1996	960,184	12/7/1996	960184	ISSUED
EURASIAN PATENT	35943	DCA	12/6/1996	199800431	8/28/2000	001040	ISSUED
EURASIAN PATENT	40113	DCA	11/6/1998	200000518	2/28/2002	002178	ISSUED
EGYPT	34128	CEQ	12/8/1996	1092/96	4/30/2000	20 855	ISSUED
ISRAEL	35946	DCA	12/6/1996	124715	4/13/2003	124715	ISSUED
IRAN	34145	CEQ	3/18/1997	37512021	7/16/1997	25648	ISSUED
JORDAN	34148	CEQ	12/7/1996	1942	3/10/1998	1942	ISSUED
MONGOLIA	35949	DCA	12/6/1995	2319	9/23/1999	1564	ISSUED
NIGERIA	34131	CEQ	12/6/1996	289/96	3/20/1997	RP 12,604	ISSUED
NIGERIA	37265	CEQ	9/4/1998	388/98	6/28/2000	RP 13753	ISSUED
NEW ZEALAND	35950	DCA	12/6/1996	324,563	12/16/1998	324,563	ISSUED
AFRICAN UNION	35951	DCA	12/6/1996	PV98/00073	7/5/2001	10793	ISSUED
PERU	34137	CEQ	1/14/1997	884/1996-OIN	9/29/2000	1594	ISSUED
PAKISTAN	34151	CEQ	12/7/1996	745/96	12/7/1998	135446	ISSUED
PAKISTAN	37266	CEQ	10/28/1998	1103/98	2/28/2001	136626	ISSUED
PARAGUAY	34143	CEQ	12/6/1996	112	6/26/2000	9.949	ISSUED
SINGAPORE	40122	DCA	11/6/1998	200002591-6	6/5/2001	73143	ISSUED
TURKEY	35956	DCA	12/6/1996	98/00997	3/22/1999	TR19980099	ISSUED
TAIWAN	34107	CEQ	12/6/1996	85115072	8/2/2000	113618	ISSUED
TAIWAN	37273	CEQ	11/26/1998	87118736	2/20/2001	121205	ISSUED
UNITED STATES	33877	NEW	12/8/1995	08/569,346	11/10/1998	5,835,487	ISSUED
UNITED STATES	35248A	CIP	7/9/1998	09/112,349	3/13/2001	6,201,798	ISSUED
UNITED STATES	36593	CON	7/30/1998	09/124,997	6/19/2001	6,249,514	ISSUED
SOUTH AFRICA	34132	CEQ	12/6/1996	96/10298	9/23/1997	96/10298	ISSUED
SOUTH AFRICA	45193	CEQ	11/11/1998	98/10314	4/26//2000	98/10314	ISSUED

SYSTEM FOR PROVIDING LOCATION-SPECIFIC DATA TO USER

CHINA	38505	DCA	10/31/1997	97180319.6	5/21/2003	ZL 97180319.6	ISSUED
EURASIAN PATENT	38506	DCA	10/31/1997	199900446	10/30/2000	001163	ISSUED
EGYPT	35266	CEQ	11/5/1997	117097	4/30/2001	21247	ISSUED
PAKISTAN	35282	CEQ	10/24/1997	839/97	2/24/2000	136112	ISSUED
PAKISTAN	35282A	DIV	10/24/1997	482/2000		137274	ISSUED
TAIWAN	35287	CEQ	11/10/1997	86116876	10/21/1999	107998	ISSUED
UNITED STATES	33876	NEW	11/5/1996	98/746,018	4/27/1999	5.898.680	ISSUED
SOUTH AFRICA	35267	CEQ	10/27/1997	97/9604	7/28/1999	97/9604	ISSUED

13

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL #	ISSUED	PATENT #	STATUS
REAL TIME INFORMATION DELIVERY SYSTEM FOR AIRCRAFT

TAIWAN	35392	CEQ	11/11/1997	86116793	12/13/1999	105404	ISSUED
UNITED STATES	34027	NEW	11/15/1996	08/749,457	10/12/1999	5,966,442	ISSUED
UNITED STATES	38928	CON	8/2/1999	09/366,281	6/3/2003	6,574,338	ISSUED

DIGITAL SATELLITE DIRECT BROADCAST SYSTEM WITH FORMATTING OF BROADCAST DATA, PROCESSING THEREOF BY SATELLITE PAYLOAD AND RECEPTION BY REMOTE RADIO RECEIVERS

ARIPO	38532	DCA	10/31/1997	AP/P/99/01521	11/29/2002	AP 1123	ISSUED
ARIPO	38532A	DIV	10/31/1997	2001/002383	11/29/2002	AP 1125	ISSUED
ARIPO	38532B	DIV	10/31/1997	2001/002380	11/29/2003	AP 1124	ISSUED
AUSTRALIA	38533	DCA	10/31/1997	70036/98	9/21/2000	724520	ISSUED
CHINA	38536	DCA	10/31/1997	97180321.8	4/30/2003	ZL97180321.8	ISSUED
EURASIAN PATENT	38539	DCA	10/31/1997	199900445	8/27/2001	001820	ISSUED
IRAN	35300	CEQ	1/29/1998	37610011-16	4/21/1998	25851	ISSUED
AFRICAN UNION	38538	DCA	10/31/1997	PV9900094	1/31/2000	11117	ISSUED
PAKISTAN	35304	CEQ	10/24/1997	841/97	3/1/2002	136114	ISSUED
PAKISTAN	35304A	DIV	7/17/1997	615/99	7/17/2000	136125	ISSUED
TURKEY	38549	DCA	10/31/1997	1999/01741	9/21/2000	01741 B	ISSUED
TURKEY	38549B	DIV	10/31/1997	2000/00846	1/22/2001	2000 846 B	ISSUED
TURKEY	38549A	DIV	10/31/1997	2000/00847	1/22/2001	2000 847 B	ISSUED
TAIWAN	35310	CEQ	11/11/1997	86116897	5/25/2000	110701	ISSUED
UNITED STATES	33877A	NEW	11/5/1996	08/746,019	2/2/1999	5,867,490	ISSUED
SOUTH AFRICA	35309	CEQ	10/27/1997	97/9606	7/28/1999	97/9606	ISSUED

SATELLITE DIRECT RADIO BROADCAST RECEIVER FOR EXTRACTING A BROADCAST CHANNEL AND SERVICE CONTROL HEADER FROM TIME DIVISION MULTIPLEXED TRANSMISSIONS (AS AMENDED)

UNITED STATES	33877B	NEW	11/5/1996	08/746,067	2/9/1999	5,870,390	ISSUED

SYSTEM FOR FORMATTING BROADCAST DATA FOR SATELLITE TRANSMISSION AND RADIO RECEPTION

UNITED STATES	33877C	NEW	11/5/1996	08/746,020	1/26/1999	5,864,546	ISSUED

SYSTEM FOR MANAGING SPACE SEGMENT USAGE AMONG BROADCAST SERVICE PROVIDERS

UNITED STATES	33877D	NEW	11/5/1996	08/746,069	9/5/2000	6,115,366	ISSUED

SATELLITE PAYLOAD PROCESSING SYSTEM FOR SWITCHING UPLINK SIGNALS TO TIME DIVISION MULTIPLEXED DOWNLINKED SIGNAL

UNITED STATES	37717	CON	2/16/1999	09/250,263	12/25/2001	6,333,922	ISSUED

SATELLITE PAYLOAD PROCESSING SYSTEM USING POLYPHASE DEMULTIPLEXING, QUADRATURE PHASE KEYING DEMODULATION AND RATE ALIGNMENT

UNITED STATES	38157	CON	3/9/1999	09/265,537	4/1/2003	6,542,480	ISSUED

SATELLITE PAYLOAD PROCESSING SYSTEM PROVIDING ON-BOARD RATE ALIGNMENT

UNITED STATES	33877G	NEW	11/5/1996	08/746,072	8/22/2000	6,108,319	ISSUED

DIGITAL BROADCAST SYSTEM USING SATELLITE DIRECT BROADCAST SYSTEM AND TERRESTIRAL REPEAT

AFRICAL UNION	40277	CEQ	7/10/1998	1200000257	8/13/2001	11532	ISSUED
PAKISTAN	35985	CEQ	5/2/1998	430/98	9/2/2000	136394	ISSUED
SINGAPORE	40279	CEQ	7/10/1998	200005147-4	11/14/2002	75704	ISSUED
TURKEY	40282	CEQ	7/10/1998	2000/02768	6/21/2001	2000 02768	ISSUED
TAIWAN	35988	CEQ	8/5/1998	87112878	8/28/2000	114432	ISSUED
SOUTH AFRICA	35992	CEQ	4/30/1998	98/03650	11/24/1998	98/03650	ISSUED

SYSTEM FOR SELECTIVELY DOWNLOADING INTERNET SERVICE PROVIDER INFORMATION USING SATELLITE DIRECT RADIO BROADCAST RECEIVER

AUSTRALIA	39635	DCA	8/19/1998	91070/98	4/3/2003	755506	ISSUED
EURASIAN PATENT	39640	DCA	8/19/1998	200000289	4/25/2002	002330	ISSUED
EGYPT	36602	CEQ	9/3/1998	1051/98	2/27/2002	21737	ISSUED
ETHIOPIA	36638	CEQ	9/4/1998	EP/P/98/00008	12/24/2001	00008	ISSUED
NIGERIA	36606	CEQ	9/4/1998	314/98	7/21/2000	RP 13752	ISSUED
AFRICAL UNION	39647	DCA	8/19/1998	1200000062	10/16/2000	11329	ISSUED
PERU	36610	CEQ	9/7/1998	00834-1998	9/25/2002	2653	ISSUED
PAKISTAN	36607	CEQ	8/6/1998	817/98	12/6/2000	136549	ISSUED
SINGAPORE	39649	DCA	8/19/1998	200001005-8	3/28/2002	71366	ISSUED
TAIWAN	36614	CEQ	9/4/1998	87114693	8/11/2000	118694	ISSUED
SOUTH AFRICA	36613	CEQ	8/11/1998	98/7170	6/30/1999	98/7179	ISSUED

14

SYSTEM FOR PROVIDING A USER WITH ACTIVE AND PASSIVE ACCESS TO CACHED CONTENT

JORDAN	39059	CEQ	10/2/1999	2150	12/2/2002	2150	ISSUED
NIGERIA	39063	CEQ	9/30/1999	Temp	6/28/2000	RP 13755	ISSUED
PANAMA	39065	CEQ	9/27/1999	PI/PA99/084830	3/27/2002	84830	ISSUED
PAKISTAN	39064	CEQ	9/15/1999	798/99	6/25/2002	136986	ISSUED
TAIWAN	39070	CEQ	10/1/1999	88116926	8/5/2002	153685	ISSUED

METHOD AND APPARATUS FOR MOBILE PLATFORM RECEPTION AND SYNCHRONIZATION IN DIRECT DIGITAL SATELLITE

PAKISTAN	41207	CEQ	2/17/2000	152/2001	6/14/2003	137592	ISSUED

YAGI ANTENNA COUPLED WITH A LOW NOISE AMPLIFIER ON THE SAME PRINTED CIRCUIT BOARD

UNITED STATES	40465	NEW	6/29/2000	09/605,396	12/4/2001	6,326,922	ISSUED

SYSTEM FOR TIME DIVISION MULTIPLEXING BROADCAST CHANNELS WITH R-1/2 OR R-3/4 CONVOLUTION

UNITED STATES	35922	NEW	4/7/1998	09/055,935	2/6/2001	6,185,265	ISSUED

15

EXHIBIT I

LIST OF CERTAIN ENTITIES*

WorldSpace, Inc.

AfriSpace, Inc.

WorldSpace International Network Inc.

WorldSpace Satellite Company

WorldSpace Radio Company, Ltd. (inactive)

WorldSpace Corporation

WorldSpace Caribbean Ltd.

AsiaSpace, Ltd.

WorldSpace Southern Africa (Pty) Ltd.

WorldSpace (UK) Ltd.

WorldSpace Ghana Ltd.

AfriSpace (Kenya) Ltd.

WorldSpace Asia Pte. Ltd.

WorldSpace India Private Limited

PT WorldSpace Indonesia (75%)

WorldSpace France

AmeriSpace Ltd. (inactive)

WorldSpace do Brasil (inactive – in dissolution)

WorldSpace AmeriSpace do Brasil (inactive – in dissolution)

WorldSpace Americas do Brasil Ltda. (inactive – in dissolution)

WorldSpace Poland (inactive)

WorldSpace Europe ApS

WorldSpace China

Wonderclick.com, Inc. (less than 50%)

XM Ventures Trust

*	100% interest unless otherwise stated

EXHIBIT J

LIST OF SUBORDINATE LOANS AND RELATED INFORMATION

Exhibit J

List of Subordinated Loans and Related Information

Lender	Date	Principal		Payments to Principal	Accrued Interest to 6/30/03
Industrial Development	10/28/1998	10,000,000			2,420,413
Industrial Development	11/20/1998	56,097,912			25,867,371
Saifcom Establishment	1/13/1999	10,000,000		3,000,000	1,016,944
Yenura Pte. Ltd.	9/21/2002	79,175,000	*		9,781,744

*	includes advances through 6/30/03; current loan documentation covers advances through 6/2/03

LOAN AGREEMENT

This LOAN AGREEMENT, dated as of October 29, 1998 (the “Agreement”), by and between WorldSpace International Network Inc., a corporation organized under the International Business Companies Act of the British Virgin Islands (the “Borrower”), Industrial Development Inc., a corporation organized under the International Business Companies Act of the British Virgin Islands (the “Lender”), and Salah Idris, the sole shareholder of the Investor (the “Owner”).

WITNESSETH:

WHEREAS, in October 1998 the Owner and the Chairman and Chief Executive Officer of the Borrower orally agreed that the Owner would cause US$10,000,000 to be transferred to the Borrower as a loan by or on behalf of the Lender;

WHEREAS, pursuant to that oral agreement, on or about October 29, 1998, the Owner caused US$10,000,000 to be transferred to the Borrower as a loan by or on behalf of the Lender (the “Loan”);

WHEREAS, the parties desire to set forth the terms of the Loan in this Loan Agreement, which is being executed and delivered, together with the Promissory Note (as defined below), in October 2000;

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

ARTICLE 1

PROMISSORY NOTE

Section 1.1 Promissory Note. Simultaneously with the execution and delivery of this Agreement, the Borrower shall execute and deliver to the Lender a promissory note in the principal amount of $10 million and dated October 29, 1998, in the form of Exhibit A hereto (the “Promissory Note”). The Lender agrees that the Promissory Note shall constitute full and adequate consideration for the Loan.

ARTICLE 2

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER

The Borrower hereby represents and warrants to the Lender and as follows:

Section 2.1 Organization and Qualification. The Borrower is a corporation duly organized and validly existing under the laws of the British Virgin Islands.

Section 2.2 Authorization. The Borrower has the requisite corporate power and authority to execute, deliver and perform this Agreement and to issue the Promissory Note. Upon approval of this Agreement and the issuance of the Promissory Note by a duly adopted resolution of the Board of Directors of the Borrower, the execution, delivery and performance of this Agreement and the issuance of the Promissory Note will have been duly authorized by all requisite action (corporate or otherwise) on the part of the [text illegible] validly executed and delivered by the Borrower. Assuming the due authorization, execution and delivery of this

Agreement by the Lender, this Agreement constitutes, and the Promissory Note upon issuance will constitute, the valid and binding obligation of the Borrower, enforceable against it in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors’ rights and to general principles of equity.

Section 2.3 Non-contravention. The execution, delivery and performance by the Borrower of this Agreement and the consummation by the Borrower of the transactions contemplated hereby do not and will not violate the Memorandum or Articles of Association of the Borrower, constitute a default under any material loan agreement, mortgage, deed of trust, indenture, lease, license, other agreement or contract or, to the knowledge of the Borrower, any law, rule, regulation, order, decree, judgment, existing administrative interpretation thereof or award to which the Borrower is a party or by which the Borrower is bound. There is no action, suit, proceeding, at law or in equity, by any person or entity, or any arbitration or any administrative or other proceeding or investigation by or before any court or governmental or other instrumentality, agency, authority or body or any arbitrator, pending or, to the knowledge of the Borrower, threatened, against the consummation of the transactions contemplated hereby, and there is no valid basis for any such action, suit, proceeding, arbitration or investigation.

Section 2.4 Consents. The execution, delivery and performance by the Borrower of this Agreement and the consummation by the Borrower of the transactions contemplated hereby do not and will not require (i) any action by or in respect of, or registration or filing with, any governmental body, agency, official or authority, or (ii) any consent, approval, waiver or other similar action by any person under any loan agreement, mortgage, deed of trust, indenture, lease, license or other agreement, contract or instrument to which the Borrower is a party or by which the Borrower or any of its assets is bound.

ARTICLE 3

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE LENDER

The Lender and the Owner hereby jointly and severally represent and warrant to the Borrower as follows:

Section 3.1 Organization and Qualification. The Lender is a corporation duly organized and validly existing under the laws of the British Virgin Islands.

Section 3.2 No Third Party Interests in the Loan. The Loan was made by the Lender, or by the Owner on behalf of the Lender. In making the Loan, neither the Lender nor the Owner was acting as representative or agent of any other person or entity, and none of the funds used to make the Loan were borrowed from any other person or entity. No person or entity other than the Lender has any claim against the Borrower for repayment of the Loan.

Section 3.3 Authorization. The Lender has the requisite corporate power and authority to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all requisite action (corporate or otherwise) on the part of the Lender. This Agreement has been duly and validly executed and delivered by the Lender. Assuming the due authorization, execution and delivery of this

2

Agreement by the Borrower, this Agreement constitutes the valid and binding obligation of the Lender, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors’ rights and to general principles of equity.

Section 3.4 Non-contravention. The execution, delivery and performance by the Lender of this Agreement and the consummation by the Lender of the transactions contemplated hereby do not and will not violate the Memorandum or Articles of Association of the Lender, constitute a default under any material loan agreement, mortgage, deed of trust, indenture, lease, license, other agreement or contract or, to the knowledge of the Lender or the Owner, any law, rule, regulation, order, decree, judgment, existing administrative interpretation thereof or award to which the Lender or the Owner is a party or by which the Lender or the Owner is bound. There is no action, suit, proceeding, at law or in equity, by any person or entity, or any arbitration or any administrative or other proceeding or investigation by or before any court or governmental or other instrumentality, agency, authority or body or any arbitrator, pending or, to the-knowledge of the Lender or the Owner, threatened, against the consummation of the transactions contemplated hereby, and there is no valid basis for any such action, suit, proceeding, arbitration or investigation.

Section 3.5 Consents. The execution, delivery and performance by the Lender of this Agreement and the consummation by the Lender of the transactions contemplated hereby do not and will not require any consent, approval, waiver or other similar action by any person under any loan agreement, mortgage, deed of trust, indenture, lease, license or other agreement, contract or instrument to which the Lender or the Owner is a party or by which the Lender or the Owner is bound.

Section 3.6 No Registration, etc. he Lender and the Owner confirm that:

3.6.1 The Lender and the Owner understand that the Promissory Note has not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and that the Promissory Note is being issued to the Lender in a transaction that is exempt from the registration requirements of he Securities Act:

3.6.2 The Lender and the Owner acknowledge that (a) neither the Borrower nor any person acting on behalf of the Borrower has made any representation to the Lender or the Owner with respect to the Loan or the issuance of the Promissory Note and (b) any information the Lender or the Owner desires concerning the Promissory Note or the Borrower or any other matter relevant to the Lender’s decision to purchase the Promissory Note is or has been made available to the Lender and the Owner.

3.6.3 The Lender and the Owner have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Promissory Note.

3.6.4 The Lender is acquiring the Promissory Note for its own account and not with a view to any distribution of the Promissory Note, subject, nevertheless, to the

3

understanding that the disposition of its property will at all times be and remain within its control.

3.6.5 The Lender and the Owner, neither of which is a U.S. citizen, were outside the United States at the time any offer was made to them with respect to the purchase of the Promissory Note and at the time the order to purchase the Promissory Note originated, the Lender and the Owner were outside the United States.

3.6.6 The Lender understands that the Promissory Note will bear a legend substantially to the following effect:

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY BE OFFERED, SOLD, -PLEDGED OR OTHERWISE TRANSFERRED ONLY IN-COMPLIANCE WITH, OR PURSUANT TO AN EXEMPTION FROM, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS AND THE RESTRICTIONS ON TRANSFER SET FORTH HEREIN AND IN THE LOAN AGREEMENT DATED AS OF OCTOBER 29, 1998.

3.6.7 The Lender agrees that in the event that at some future time the Lender wishes to transfer the Promissory Note, the Lender will not do so unless ten (10) days prior to any such proposed transfer the Lender gives written notice to the Borrower of such intention to effect such transfer, setting forth the manner and circumstances of the proposed transfer and identifying the transferee(s), accompanied by (i) an opinion of counsel experienced in U.S. securities law matters reasonably satisfactory to the Borrower addressed to the Borrower to the effect that the proposed transfer may be effected without registration under the Securities Act, (ii) representation letters in form and substance reasonably satisfactory to the Borrower to ensure compliance with the provisions of the Securities Act and (iii) letters in form and substance reasonably satisfactory to the Borrower from each such transferee stating such transferee’s agreement to be bound by the terms of this Section 3.6. Such proposed transfer may be effected only if the Borrower shall have received such notice of transfer, opinion of counsel, representation letters-and-other letters referred to in the immediately preceding sentence, unless any or all of such conditions shall have been waived by the Borrower, whereupon the Lender shall be entitled to transfer the Promissory Note in accordance with-the terms of the-notice delivered by-the Lender to the Borrower.

ARTICLE 4

SURVIVAL OF REPRESENTATIONS AND WARRANTIES;

INDEMNIFICATION

Section 4.1 Survival of Representation and Warranties. The respective representations and warranties of the Borrower and the Lender and the Owner contained in this Agreement shall survive the consummation of the transactions contemplated by this Agreement until the expiration of the statute of limitations applicable to such matters.

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Section 4.2 Mutual Indemnity. Each of (i) the Lender and the Owner and (ii) the Borrower (each, an “Indemnitor”) shall indemnify and hold harmless the other, and such other party’s affiliates, shareholders, directors, officers, employees, attorneys, accountants and agents (each, an “Indemnitee”) from and against any and all judgments, damages, losses, liabilities, costs and expenses (including, without limitation, reasonable counsel fees and disbursements incurred in responding to, investigating or defending a claim, in litigation or otherwise) (a “Loss”) suffered or incurred by an Indemnitee, resulting from or arising out of the inaccuracy of any representation or warranty made-herein by such Indemnitor, or the failure by such Indemnitor to perform any covenant, agreement or other obligation contained herein.

Section 4.3 Conditions of Indemnification. The obligations and liabilities of an Indemnitee and an Indemnitor under this Article 4 with respect to claims for a Loss or potential Loss resulting from the assertion of liability by a third party (a “Claim”) shall be subject to the following terms and-conditions:

(1) The Indemnitee shall give the Indemnitor notice of any such Claim promptly after the Indemnitee learns of the existence of or receives written notice thereof (and in no event more than fifteen (15) days after the Indemnitee receives such written notice), and the Indemnitor shall have the option to undertake the defense thereof with counsel of their own choosing by giving written notice thereof to the Indemnitee within thirty (30) days after receiving such notice. All cost and expense of such defense (including, without limitation, reasonable fees and disbursements of counsel incurred in litigation or otherwise), and any settlement or compromise resulting from the defense of any Claim by the Indemnitor, shall be paid for by the Indemnitor; provided, however, -that the Indemnitor shall not settle or compromise any such Claim unless the Indemnitee is fully released and discharged therefrom as a result thereof. The Indemnitee shall be entitled to participate in the defense of such Claim with counsel of its choice, at its own expense; provided, however, that the Indemnitee shall not, without the written consent of the Indemnitor, compromise or settle any such Claim unless the Indemnitee waives its right to indemnity therefor hereunder.

(2) In the event that the Indemnitor, within a reasonable time after receipt of notice of any such Claim, but in no event more than thirty (30) days after receipt of such notice, fails to defend or take other appropriate action, the Indemnitee will (upon further notice to the Indemnitor) have the right to undertake-the defense, compromise or settlement of such Claim;

provided, however, that the Indemnitee shall not, without the written consent of the Indemnitor, compromise or settle any such Claim unless the Indemnitee waives its right to indemnity therefor hereunder.

(3) The Indemnitee’s failure to meet any condition or perform any obligation set forth in this Section 4.3 shall in no way limit or negate any obligations or liabilities of the Indemnitor unless the Indemnitor is actually prejudiced by such failure and, in such event, the Indemnitor’s obligations or liabilities shall be limited only to the extent of such prejudice.

Section 4.4 Assistance. In the event so requested by the Indemnitor, the Indemnitee shall use its reasonable efforts to make available all information and assistance reasonably required in the defense by the Indemnitor of a Claim or a Loss.

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Section 4.5 Survival. The obligations to indemnify and hold harmless pursuant to this Article 4 shall survive the consummation of the transactions contemplated by this Agreement.

Section 4.6 Exclusive Remedy. Except for remedies that cannot be waived as a matter of law, this Article 4 shall be the exclusive remedy for breach of the representations and warranties contained in this Agreement or in any document or instrument executed and delivered pursuant hereto.

ARTICLE 5

FURTHER ASSURANCES

At any time after the date hereof, each of the parties hereto shall without further consideration promptly execute, acknowledge and deliver to the requesting party any other assurances or documents reasonably requested by any other party hereto and necessary to consummate or further evidence the transactions contemplated hereby and to satisfy its obligations hereunder.

ARTICLE 6

NO RIGHTS IN THIRD PARTIES

Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon or give to any person, fine or corporation other than the parties hereto and their successors and assigns, any remedy or claim wider or by reason of this Agreement or any term, covenant or condition hereof, and all the terms, covenants, conditions and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns.

ARTICLE 7

MISCELLANEOUS

Section 7.1 Note Register; Restriction on Transfer. The Borrower will at all times maintain, or cause an agent of the Borrower to maintain, a register (the “Note Register”) in which there will be recorded by book entry the name and address of the Lender and each other person, if any, at any time owning any interest in the Promissory Note, or the right to receive any payments of principal or interest thereunder, and the nature and extent of such interest or right. No transfer of any interest in the Promissory Note or any right to receive any payments of principal or interest thereunder will be effective unless and until such transfer is recorded by book entry in the Note Register. The Lender may not assign or otherwise transfer (including by participation or otherwise) any or all or of its rights, or delegate any or all of its obligations, under the Promissory Note, without the prior written consent of the Borrower.

Section 7.2 Entire Agreement. This Agreement and the Promissory Note contain the entire understanding of the parties hereto with respect to the subject matter contained herein. This Agreement and the Promissory Note supersede all prior agreements and understanding between the parties with respect to such subject matter.

Section 7.3 Notices. Any and all notices or other communications or deliveries required or permitted to be given pursuant to any of the provisions of this Agreement or the

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Promissory-Note shall be deemed to have been duly given for all purposes if sent by (i) telefax, (ii) certified or registered mail, return receipt requested and postage prepaid, (iii) hand delivery or (iv) a nationally recognized overnight courier to the address listed below or at such other address as any party may specify by notice given to the other party in accordance with this Section 7.3.

Notices to the Borrower shall be sent to:

WorldSpace International Network Inc.

c/o WorldSpace Management Corporation

2400 N Street, N.W.

Washington, D.C. 20007

Telefax: 202-969-6560

Notices to the Lender should be sent to:

Industrial Development Inc.

c/o Mr. Mr. Salah Idris

Apartment 77

Raynham, Norfolk Crescent

London, United Kingdom

Telefax: 9662-6060283

The date of giving of any such notice shall be the date of delivery when such notice is delivered by telefax, hand delivery or overnight courier, or five days following the posting of the mail.

Section 7.4 Waiver. No failure or delay by any party at any time to enforce one or more of the terms, conditions or obligations of this Agreement shall constitute a waiver of such terms, conditions or obligations or shall preclude such party from requiring performance by the other party at any time. No waiver of the provisions hereof shall be effective unless in writing and signed by the party to be charged with such waiver. No waiver shall be deemed a continuing waiver or waiver in respect of any subsequent breach or default, either of similar or different nature, unless expressly so stated in writing.

Section 7.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to any choice of law or conflict of law provisions thereof.

Section 7.6 Arbitration. Any dispute or other controversy arising out of or related to this Agreement or the performance or the breach thereof shall be finally settled by arbitration pursuant to the Rules of Conciliation and Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with the said Rules and judgment on the award may be entered in any court having jurisdiction. The arbitration shall be held in London, United Kingdom and shall be conducted in the English language.

Section 7.7 Expenses. Each of the parties shall bear its own expenses in connection with the transactions contemplated hereby; provided, however, that the Lender shall pay all sales,

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transfer and documentary taxes, if any, payable in connection with the sale, issuance and-delivery of the Promissory Note to the Lender.

Section 7.8 Parties In Interest. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and permitted assigns.

Section 7.9 Severability. All the provisions of this Agreement shall be considered as separate terms and conditions. In the event any of the provisions hereof is determined to be invalid, prohibited or unenforceable by a court or other body of competent jurisdiction, this Agreement shall be construed as if such invalid, prohibited or unenforceable provision has been more narrowly drawn so as not to be invalid, prohibited or unenforceable, unless such construction would be unreasonable. Notwithstanding the foregoing sentence, in the event that any provision contained in this Agreement should be determined to be invalid, prohibited or unenforceable, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired thereby, unless such construction would be unreasonable.

Section 7.10 Headings. The -headings -used herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

Section 7.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement has been signed on behalf of each of the parties as of the date first written above.

WORLDSPACE INTERNATIONAL NETWORK INC.

By:	/s/ Noah A. Samara
	Name:	Noah A. Samara
	Title:	Chairman and Chief Executive Officer

INDUSTRIAL DEVELOPMENT INC.

By:	/s/ Salah Idris
	Name:	Salah Idris
	Title:	Chairman

/s/ Salah Idris SALAH IDRIS

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EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT, dated as of November 20, 1998 (the “Agreement”), by and between WorldSpace International Network Inc., a corporation organized under the International Business Companies Act of the British Virgin Islands (‘WTN’), Industrial Development Inc., a corporation organized under the International Business Companies Act of the British Virgin Islands (the “Investor”), and Salah Idris, the sole shareholder of the Investor (the ‘Owner’).

W I T N E S S E T H:

WHEREAS, on December 18, 1996, WIN agreed to issue 4,674,826 of its Class B Ordinary Shares, par value $.01 per share (the “Investor’s Shares”), to the Investor pursuant to that certain Mezzanine Note Transfer, Waiver and Redemption Agreement, dated as of December 18, 1996, by and between World Space, Inc., a Maryland corporation, the Investor and WIN;

WHEREAS, because of recent publicity regarding allegations that the Owner has been or is connected with terrorists or terrorist activities, which allegations the Owner vehemently denies, the parties believe it would be in the best interest of WIN if the Investor ceased to be a holder of voting stock of WIN while such allegations remain outstanding;

WHEREAS, WIN and the Investor desire to effect the transfer of the Investor’s Shares to WIN in exchange for a promissory note of the Company in the principal amount of US$56,097,912, which note will be convertible into 4,674,826 Class B Ordinary Shares of WIN, on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

ARTICLE 1

TRANSFER AND EXCHANGE

Section 1.1 Transfer and Exchange. The Investor agrees to sell, assign, transfer, convey and deliver to WIN, and WIN agrees to purchase, accept, acquire and take assignment and delivery of, the Investor’s Shares, free and clear of all liens, charges, pledges, security interests or other encumbrances, in exchange for the consideration specified in Section 1.2 hereof.

Section 1.2 Consideration. In consideration for the Investor’s Shares, WIN shall issue to the Investor a promissory note in the principal amount of US$56,097,912, in the form of Exhibit A hereto (the “Convertible Note”).

Section 1.3 Closing. The closing (the “Closing”) of the transfer of the Investor’s Shares to WIN and the issuance of the Convertible Note pursuant to Sections 1.1 and 1.2 hereof will take place at the offices of Jones, Day, Reavis & Pogue, Bucklersbury House, 3 Queen

Victoria Street, London EC4N 8NA, England on December 15, 1998, or at and on such other time, date or place as may be mutually agreed upon in writing by WIN and the Investor (the “Closing Date”). At the Closing, the Investor shall deliver to WIN the certificates, if any, that have been issued representing the Investor’s Shares and such other documents as WIN may request to effect the transfer of the Investor’s Shares, and WIN shall issue and deliver the Convertible Note to the investor.

Section 1.4 Approval And Consent. This Agreement shall terminate, without any liability by any party hereunder, if as of December 15, 1998, or such later date as WIN and the investor may have agreed in writing to be the Closing Date, both of the following shah not have occurred: (1) approval of the execution and delivery of this Agreement and the issuance of the Convertible Note by a duly adopted resolution of the Board of Directors of WIN and (2) receipt by WIN, under the Loan Agreement, dated as of December 18, 1996, by and among WIN, WorldSpace Satellite Company Ltd. and Credit Suisse S.A., as amended, of the written consent of Credit Suisse, S.A. to the execution, delivery and performance by WIN of the Exchange Agreement and the Convertible Note.

ARTICLE 2

REPRESENTATIONS, WARRANTIES AND COVENANTS OF WIN

WIN hereby represents and warrants to the Investor and as follows:

Section 2.1 Organization and Qualification. WIN is a corporation duly organized and validly existing under the laws of the British Virgin Islands.

Section 2.2 Authorization. WIN has the requisite corporate power and authority to execute, deliver and perform this Agreement and to issue the Convertible Note. Upon approval of this Agreement and the issuance of the Convertible Note by a duly adopted resolution of the Board of Directors of WIN, the execution, delivery and performance of this Agreement and the issuance of the Convertible Note will have been duly authorized by all requisite action (corporate or otherwise) on the part of WIN. This Agreement has been duly and validly executed and delivered by WIN. Assuming the due authorization, execution and delivery of this Agreement by the Investor, this Agreement constitutes, and the Convertible Note upon issuance will constitute, the valid and binding obligation of WIN, enforceable against it in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors’ rights and to general principles of equity.

Section 2.3 Non-contravention. Subject to the receipt by WIN of the written consent of Credit Suisse, S.A. contemplated by Section 1.4 hereof, the execution, delivery and performance by WIN of this Agreement and the consummation by WIN of the transactions contemplated hereby do not and will not violate the Memorandum or Articles of Association of WIN, constitute a default under any material loan agreement, mortgage, deed of trust, indenture, lease, license, other agreement or contract or, to the knowledge of WIN, any law, rule, regulation, order, decree, judgment, existing administrative interpretation thereof or award to which WIN is a party or by which WIN is bound. There is no action, suit, proceeding, at law or in equity, by any person or entity, or any arbitration or any administrative or other proceeding or investigation by or before any court or governmental or other instrumentality, agency, authority or body or any arbitrator, pending or, to the knowledge of WIN, threatened, against the consummation of the transactions contemplated hereby, and there is no valid basis for any such action, suit, proceeding, arbitration or investigation.

Section 2.4 Consents. The execution, delivery and performance by WIN of this Agreement and the consummation by WIN of the transactions contemplated hereby do not and will not require (1) any action by or in respect of, or registration or filing with, any governmental body, agency, official or authority, or (ii) any consent, approval, waiver or other similar action by any person under any loan agreement, mortgage, deed of trust, indenture, lease, license or other agreement, contract or instrument to which WIN is a party or by which WIN or any of its assets is bound, except for the written consent of Credit Suisse, S.A. contemplated by Section 1.4 hereof.

ARTICLE 3

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR

The Investor and the Owner hereby jointly and severally represent and warrant to WIN as follows:

Section 3.1 Organization and Qualification. The Investor is a corporation duly organized and validly existing under the laws of the British Virgin Islands.

Section 3.2 Authorization. The Investor has the requisite corporate power and authority to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all requisite action (corporate or otherwise) on the part of the Investor. This Agreement has been duly and validly executed and delivered by the Investor. Assuming the due authorization, execution and delivery of this Agreement by WIN, this Agreement constitutes the valid and binding obligation of the Investor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors’ rights and to general principles of equity.

Section 3.3 Non-contravention. The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby do not and will not violate the Memorandum or Articles of Association of the Investor, constitute a default under any material loan agreement, mortgage, deed of trust, indenture, lease, license, other agreement or contract or, to the knowledge of the Investor or the Owner, any law, rule, regulation, order, decree, judgment, existing administrative interpretation thereof or award to which the Investor or the Owner is a party or by which the Investor or the Owner is bound. There is no action, suit, proceeding, at law or in equity, by any person or entity, or any arbitration or any administrative or other proceeding or investigation by or before any court or governmental or other instrumentality, agency, authority or body or any arbitrator, pending or, to the knowledge of the Investor or the Owner, threatened, against the consummation of the transactions contemplated hereby, and there is no valid basis for any such action, suit, proceeding, arbitration or investigation.

Section 3.4 Consents. The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby do not and will not require any consent, approval, waiver or other similar action by any person under any loan agreement, mortgage, deed of trust, indenture, lease, license or other agreement, contract or instrument to which the Investor or the Owner is a party or by which the Investor or the Owner is bound.

Section 3.5 Title to Investor’s Shares. Upon issuance and delivery of the Convertible Note to the Investor, WIN will receive good and marketable title to the Investor’s Shares free and clear of all liens, mortgages, charges, pledges, security interests or other encumbrances.

Section 3.6 Purchase of the Convertible Note. In connection with the Investor’s purchase of the Convertible Note in exchange for the Investor’s Shares, the investor and the Owner confirm that:

3.6.1 The Investor and the Owner understand that the Convertible Note has not been, and the underlying WIN Class B Ordinary Shares will not be, registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and that the Convertible Note is being issued to the Investor in a transaction that is exempt from the registration requirements of the Securities Act.

3.6.2 The Investor and the Owner acknowledge that (a) neither WIN nor any person acting on behalf of WIN has made any representation to the Investor or the Owner with respect to the offer or sale of the Convertible Note and (b) any information the Investor or the Owner desires concerning the Convertible Note or WIN or any other matter relevant to the Investor’s decision to purchase the Convertible Note is or has been made available to the Investor and the Owner.

3.6.3 The Investor and the Owner have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Convertible Note.

3.6.4 The Investor is acquiring the Convertible Note for its own account and not with a view to any distribution of the Convertible Note or the underlying Class B Ordinary Shares, subject, nevertheless, to the understanding that the disposition of its property will at all times be and remain within its control.

3.6.5 The Investor and the Owner, neither of which is a U.S. citizen, were outside the United States at the time any offer was made to them with respect to the purchase of the Convertible Note and at the time the order to purchase the Convertible Note originated, the Investor and the Owner were outside the United States.

3.6.6 The Investor understands that the Convertible Note, and any Class B Ordinary Shares of WIN issued upon conversion thereof, will bear a legend substantially to the following effect:

THIS NOTE HAS NOT BEEN, AND THE SHARES OF WORLDSPACE INTERNATIONAL NETWORK INC. CLASS B ORDINARY SHARES

OBTAINABLE UPON CONVERSION HEREOF WILL NOT BE, REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH, OR PURSUANT TO AN EXEMPTION FROM, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS AND THE RESTRICTIONS ON TRANSFER SET FORTH IN THE EXCHANGE AGREEMENT DATED AS OF NOVEMBER 20, 1998 AND IN THE CASE OF A TRANSFER OF CLASS B ORDINARY SHARES, IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER SET FORTH IN THE MEMORANDUM OF ASSOCIATION OF WORLD SPACE INTERNATIONAL NETWORK INC.

3.6.7 The Investor agrees that in the event that at some future time the Investor wishes to transfer the Convertible Note or any of the Class B Shares issued upon conversion thereof, the Investor will not do so unless ten (10) days prior to any such proposed transfer the Investor gives written notice to WIN of such intention to effect such transfer, setting forth the manner and circumstances of the proposed transfer and identifying the transferee(s), accompanied by (i) an opinion of counsel experienced in U.S. securities law matters reasonably satisfactory to WIN addressed to WIN to the effect that the proposed transfer may be effected without registration under the Securities Act, (ii) representation letters in form and substance reasonably satisfactory to WIN to ensure compliance with the provisions of the Securities Act and (iii) letters in form and substance reasonably satisfactory to WIN from each such transferee stating such transferee’s agreement to be bound by the terms of this Section 3.6. Such proposed transfer may be effected only if WIN shall have received such notice of transfer, opinion of counsel, representation letters and other letters referred to in the immediately preceding sentence, unless any or all of such conditions shall have been waived by WIN, whereupon the Investor shall be entitled to transfer the Convertible Note or the Class B Shares issued upon conversion thereof in accordance with the terms of the notice delivered by the Investor to WIN.

ARTICLE 4

SURVIVAL OF REPRESENTATIONS AND WARRANTIES;

INDEMNIFICATION

Section 4.1 Survival of Representation and Warranties. The respective representations and warranties of WIN and the Investor and the Owner contained in this Agreement shall survive the consummation of the transactions contemplated by this Agreement until the expiration of the statute of limitations applicable to such matters.

Section 4.2 Mutual Indemnity. Each of (i) the Investor and the Owner and (ii) WIN (each, an “Indemnitor”) shall indemnify and hold harmless the other, and such other party’s affiliates, shareholders, directors, officers, employees, attorneys, accountants and agents (each, an “Indemnitee”) from and against any and all judgments, damages, losses, liabilities, costs and expenses (including, without limitation, reasonable counsel fees and disbursements incurred in responding to, investigating or defending a claim, in litigation or otherwise) (a “Loss”) suffered or incurred by an Indemnitee, resulting from or arising out of the inaccuracy of any representation or warranty made herein by such Indemnitor, or the failure by such Indemnitor to perform any covenant, agreement or other obligation contained herein.

Section 4.3 Conditions of Indemnification. The obligations and liabilities of an Indemnitee and an Indemnitor under this Article 4 with respect to claims for a Loss or potential Loss resulting from the assertion of liability by a third party (a “Claim”) shall be subject to the following terms and conditions:

(a) The Indemnitee shall give the Indemnitor notice of any such Claim promptly after the Indemnitee learns of the existence of or receives written notice thereof (and in no event more than fifteen (15) days after the Indemnitee receives such written notice), and the Indemnitor shall have the option to undertake the defense thereof with counsel of their own choosing by giving written notice thereof to the Indemnitee within thirty (30) days after receiving such notice. All cost and expense of such defense (including, without limitation, reasonable fees and disbursements of counsel incurred in litigation or otherwise), and any settlement or compromise resulting from the defense of any Claim by the Indemnitor, shall be paid for by the Indemnitor, provided, however, that the Indemnitor shall not settle or compromise any such Claim unless the Indemnitee is fully released and discharged therefrom as a result thereof. The Indemnitee shall be entitled to participate in the defense of such Claim with counsel of its choice, at its own expense; provided, however, that the Indemnitee shall not, without the written consent of the Indemnitor, compromise or settle any such Claim unless the Indemnitee waives its right to indemnity therefor hereunder.,

(b) In the event that the Indemnitor, within a reasonable time after receipt of notice of any such Claim, but in no event more than thirty (30) days after receipt of such notice, fails to defend or take other appropriate action, the Indemnitee will (upon further notice to the Indemnitor) have the right to undertake the defense, compromise or settlement of such Claim; provided, however, that the Indemnitee shall not, without the written consent of the Indemnitor, compromise or settle any such Claim unless the Indemnitee waives its right to indemnity therefor hereunder.

(c) The Indemnitee’s failure to meet any condition or perform any obligation set forth in this Section 4.3 shall in no way limit or negate any obligations or liabilities of the Indemnitor unless the Indemnitor is actually prejudiced by such failure and, in such event, the Indemnitor’s obligations or liabilities shall be limited only to the extent of such prejudice.

Section 4.4 Assistance. In the event so requested by the Indemnitor, the Indemnitee shall use its reasonable efforts to make available all information and assistance reasonably required in the defense by the Indemnitor of a Claim or a Loss.

Section 4.5 Survival. The obligations to indemnify and hold harmless pursuant to this Article 4 shall survive the consummation of the transactions contemplated by this Agreement.

Section 4.6 Exclusive Remedy. Except for remedies that cannot be waived as a matter of law, this Article 4 shall be the exclusive remedy for breach of the representations and warranties contained in this Agreement or in any document or instrument executed and delivered pursuant hereto.

ARTICLE 5

FURTHER ASSURANCES

At any time after the date hereof each of the parties hereto shall without further consideration promptly execute, acknowledge and deliver to the requesting party any other assurances or documents reasonably requested by any other party hereto and necessary to consummate or further evidence the transactions contemplated hereby and to satisfy its obligations hereunder.

ARTICLE 6

NO RIGHTS IN THIRD PARTIES

Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon or give to any person, fine or corporation other than the parties hereto and their successors and assigns, any remedy or claim under or by reason of this Agreement or any term, covenant or condition hereof, and all the terms, covenants, conditions and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns.

ARTICLE 7

MISCELLANEOUS

Section 7.1 Entire Agreement. This Agreement and the Convertible Note contain the entire understanding of the parties hereto with respect to the subject matter contained herein. Thus Agreement and the Convertible Note supersede all prior agreements and understanding between the parties with respect to such subject matter.

Section 7.2 Notices. Any and all notices or other communications or deliveries required or permitted to be given pursuant to any of the provisions of this Agreement or the Convertible Note shall be deemed to have been duly given for all purposes if sent by (i) telefax, (ii) certified or registered mail, return receipt requested and postage prepaid, (iii) hand delivery or (iv) a nationally recognized overnight courier to the address listed below or at such other address as any party may specify by notice given to the other party in accordance with this Section 7.2.

Notices to WIN shall be sent to:

WorldSpace International Network Inc.

c/o WorldSpace Management Corporation

2400 N Street, N.W.

Washington, D.C. 20007

Telefax: 202-969-6560

Notices to the Investor should be sent to:

Industrial Development Inc.

c/o Edmond Tavernier

Tavernier, Gillioz, de Preux, Dorsaz

Avocats au Barreau de Genève

11-bis, Rue Toepffer

1206 Geneva

Switzerland

Telefax: 011-41-22-347-9789

The date of giving of any such notice shall be the date of delivery when such notice is delivered by telefax, hand delivery or overnight courier, or five days following the posting of the mail.

Section 7.3 Waiver. No failure or delay by any party at any time to enforce one or more of the terms, conditions or obligations of this Agreement shall constitute a waiver of such terms, conditions or obligations or shall preclude such party from requiring performance by the other party at any time. No waiver of the provisions hereof shall be effective unless in writing and signed by the party to be charged with such waiver. No waiver shall be deemed a continuing waiver or waiver in respect of any subsequent breach or default, either of similar or different nature, unless expressly so stated in writing.

Section 7.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to any choice of law or conflict of law provisions thereof.

Section 7.5 Arbitration. Any dispute or other controversy arising out of or related to this Agreement or the performance or the breach thereof shall be finally settled by arbitration pursuant to the Rules of Conciliation and Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with the said Rules and judgment on the award may be entered in any court having jurisdiction. The arbitration shall be held in Geneva, Switzerland and shall be conducted in the English language.

Section 7.6 Expenses. Each of the parties shall bear its own expenses in connection with the transactions contemplated hereby; provided, however, that the Investor shall pay all sales, transfer and documentary taxes, if any, payable in connection with the sale, issuance and delivery of the Convertible Note to the Investor and the delivery of the Investor’s Shares to WIN.

Section 7.7 Parties In Interest. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and permitted assigns.

Section 7.8 Severability. All the provisions of this Agreement shall be considered as separate terms and conditions. In the event any of the provisions hereof is determined to be invalid, prohibited or unenforceable by a court or other body of competent jurisdiction, this Agreement shall be construed as if such invalid, prohibited or unenforceable provision has been more narrowly drawn so as not to be invalid, prohibited or unenforceable, unless such construction would be unreasonable. Notwithstanding the foregoing sentence, in the event that any provision contained in this Agreement should be determined to be invalid, prohibited or unenforceable, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired thereby, unless such construction would be unreasonable.

Section 7.9 Headings. The headings used herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

Section 7.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement has been signed on behalf of each of the parties as of the date first written above.

WORLDSPACE INTERNATIONAL NETWORK, INC.

By:	/s/ Noah A. Samara
Name:	Noah A. Samara
Title:	Chairman and Chief Executive Officer

INDUSTRIAL DEVELOPMENT INC.

By:	/s/ [Signatures of designated representatives]
Name:
Title:

/s/ Salah Idris
Salah Idris

February 28, 2000

WorldSpace International Network Inc.

2400 N Street, N.W.

Washington, D.C.

Attention: Mr. Noah A. Samara

Chairman and Chief Executive Officer

Strictly Confidential

Dear Mr. Samara:

This letter is provided in connection with the letter of today’s date to you from SaifCom Establishment regarding the loan of US$10 million to WorldSpace International Network Inc. on January 13, 1999, a copy of which is attached (the “SaifCom Letter”).

This letter is to inform you that I hereby consent to the SaifCom Letter and to the repayment of the US$10 million loan as provided therein. In addition, I hereby represent and warrant to you (1) that SaifCom Establishment is ultimately owned and controlled entirely by a trust for the benefit of myself and members of my family, and (2) that the representations and warranties of SaifCom Establishment set forth in the SaifCom Letter are true and correct in all respects.

Yours faithfully,

Othman al-Omek

/s/ Othman al-Omek

SAIFCOM ESTABLISHMENT, Vaduz

WorldSpace International Network Inc.

2400 N Street, NW

Washington, DC

Attention: Mr. Noah A. Samara

Chairman and Chief Executive Officer

28 February 2000

Dear Sirs:

Loan of US$10 million

We are writing to confirm the agreement between us in relation to the loan of US$10 million (the “Loan”) made by SaifCom Establishment (the “Lender”) to WorldSpace International Network Inc. (the “Borrower”) on January 13, 1999.

As an initial matter we confirm that the Loan was intended to be a short-term bridging loan and that it would be repaid once additional funding had been obtained by the Borrower from other sources. However, as the Loan has now been outstanding for more than 13 months it has become necessary for us to agree more precise terms for the repayment of the Loan and to record these in writing.

It has been agreed that the Borrower will make an initial repayment in the amount of US$3 million immediately. This payment is to be received by the Borrower in immediately available funds within 5 business days following the date this letter is signed on behalf of the Borrower. If the initial repayment of US$3 million has not been received in full by that date, the amount of such US$3 million remaining outstanding shall carry interest at the rate of 5% per annum from that date to the date of actual payment, such interest to be computed on a daily basis with monthly rests.

It has also been agreed that the Borrower will repay the balance of the Loan, namely, the sum of US$7 million (together with accrued interest, if any), immediately after the Borrower has received proceeds aggregating at least US$100 million from one or more financings after the date of this letter, including without limitation the sales of shares, the issuance of debt securities or any other borrowing. If the Loan is not repaid in full prior to August 18, 2000, then from and after that date simple interest at the rate of 5% per annum will accrue on the outstanding balance to the date of actual payment, such interest to be computed on a daily basis. The outstanding balance of the Loan may be prepaid at any time on whole or in part without premium or penalty. Any payment on the Loan will be applied first to accrued and unpaid interest, if any, and then to the outstanding principal amount.

The Borrower shall make the initial payment of US$3 million and the subsequent repayment of US$7 million (in aggregate) (and any payment of interest on any of these sums) by wire transfer of funds to the Lender’s bank account in accordance with the following instructions (or such alternative instructions as the Lender may from time to time notify in writing to the Borrower):

Bank of New York

New York

Swift: IVU US 3N

ABA No: 0211 000 018

In favour of Clariden Bank

Account No: 890-0360-852

Reference: SaifCom Establishment, account number: 73222

All payments of interest to be made pursuant to this agreement shall be made free and clear of all deductions and withholdings save as may be required by law.

The Loan (together with any accrued interest) shall forthwith become repayable in full without any demand being required in the event that:

a)	the Borrower becomes unable to pay its debts as they fall due or becomes insolvent or files any petition or action for relief under any bankruptcy, insolvency or moratorium law; or

b)	a receiver is appointed in respect of the whole or any part of the undertaking or assets of the Borrower; or

c)	an order for the winding-up of the Borrower is made by any court or a petition for such an order is made to any court and not withdrawn within fourteen days; or

d)	a shareholders resolution is passed for the winding-up of the Borrower or a shareholders meeting is convened for the purpose of considering passing such a resolution.

The Lender thereby represents and warrants to the Borrower as follows:

a)	the Loan was effected by a wire transfer of funds on January 13, 1999 from the Lender’s own account at Clariden Bank to an account of the Borrower at Citibank NA;

b)	in making the Loan the Lender was acting entirely on behalf of itself and not as representative or agent of any other person or entity and the funds so transferred were not borrowed from any other person or entity; and

c)	no person other than the Lender has any claim against the Borrower for repayment of the Loan.

The Borrower may rely on the representations and warranties set forth in the preceding paragraph as having been true in all respects on January 13, 1999, as being true today, and as continuing to be true on any date that all or any portion of the Loan is repaid or any interest thereon is paid. The Lender will indemnify and hold harmless the Borrower from and against any and all judgments, damages, losses, liabilities, costs and expenses suffered or incurred by the Borrower as a result of any third party demonstrating to the satisfaction of any court that it has a lawful claim against the Borrower for the repayment of the whole or any part of the Loan.

The Borrower is authorized to rely on the representations and warranties and the indemnity set forth above in making any repayment of the Loan pursuant to this letter agreement.

Would you please countersign the attached duplicate of this letter and return it to us by way of confirmation of your agreement to the terms of this letter.

Signed for and on behalf of Saifcom

Establishment

by its duly authorized officer:

Signature:	/s/ Dr. Daniel Kieber
Name:	Dr. Daniel Kieber
Title:	Director

WorldSpace International Network Inc. hereby confirms its agreement to the term so this letter.

Signed for and on behalf of WorldSpace

International

Network Inc. by its duly authorized officer:

Signature:	/s/ Noah A. Samara
Name:	Noah A. Samara
Title:	Chairman and Chief Executive Officer
Date:

LOAN AGREEMENT AND GUARANTEE

This LOAN AGREEMENT AND GUARANTEE (this “Agreement”), dated as of September 21, 2002 (the “Effective Date”), by and among WorldSpace, Inc., a corporation organized under the laws of the State of Maryland (“Borrower” and the “Company”), WorldSpace International Network Inc., a company organized under the International Business Companies Act of the British Virgin Islands (“WIN”), WorldSpace Satellite Company Ltd., a company organized under the International Business Companies Act of the British Virgin Islands (“Satellite Company”), and Yenura Pte. Ltd., a private limited company to be organized under Singapore law (“Lender”).

WITNESSETH:

WHEREAS, the Company, which is the ultimate parent company of the WorldSpace enterprise (which includes WIN and WSI) has been engaged for a long period in an effort to raise private capital for the enterprise;

WHEREAS, in order to provide needed working capital during the pendency of this fundraising effort, Noah A. Samara, who is the Chairman and Chief Executive Officer and a major shareholder of the Company, arranged the advances to or for the benefit of the Company set forth on Schedule 1 hereto, in the aggregate amount of US$52,925,000 (the “Original Loans”), prior to the Effective Date;

WHEREAS, the Lender is to be organized under Singapore law shortly following the execution and delivery of this Agreement, and Noah A. Samara will serve as Managing Director of the Lender;

WHEREAS, from time to time Lender may make additional advances to the Company under this Agreement (such additional advances, together with the Original Loans, the “Loans”);

WHEREAS, all Loans and guarantees under this Agreement will be senior obligations of the Company, WIN and Satellite Company, as applicable, ranking senior in right of payment to all existing and future indebtedness other than Permitted Debt (as defined); and

WHEREAS, this Agreement is to set forth the terms and conditions of the Loans;

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

ARTICLE 1

THE LOANS AND CONVERTIBLE NOTES

Section 1.1 Loans. Borrower hereby acknowledges receipt of the Original Loans.

Section 1.2 Senior Convertible Notes. Immediately upon receipt by Borrower of written notice from Lender that it has been organized under Singapore law and that it has ratified the execution and delivery of this Agreement (including, without limitation, its representations and warranties set forth herein), Borrower will execute and deliver to Lender one or more Senior Convertible Notes, in the principal amount of US$52,925,000, in substantially the form of Exhibit A hereto, which will be in full consideration for the Original Loans (collectively with each additional Senior Convertible Note, if any, issued pursuant to Section 1.3 below, the “Convertible Notes”).

Section 1.3 Supplemental Loans. Upon the request of Borrower, Lender may make future Loans under this Agreement. Such Loans will be made in the sole discretion of Lender, and Lender will have the right to have such Loans be evidenced by (a) a Supplemental Loan Agreement and Guarantee in substantially the form of Exhibit B hereto (each a “Supplemental Agreement” and collectively the “Supplemental Agreements”) and (b) a Convertible Note in substantially the form of Exhibit A hereto. The parties agree that any such supplemental Loans will be governed by the terms and conditions of this Agreement and that each Supplemental Agreement will become part of this Agreement.

Section 1.4 Conversion or Exchange. The Loans will be convertible into shares of common stock of the Company, or exchangeable for shares of WorldSpace Digital Mobile Holding Company ApS, a subsidiary of the Company organized under the law of Denmark, on the terms and subject to the conditions set forth in the Convertible Notes.

Section 1.5 Security. (a) Upon the request of Lender the Loans (including, without limitation, the Original Loans) will be secured by the Company’s pledge of (i) all of the shares of WorldSpace Digital Mobile Holding Company ApS that are owned by the Company as of the Effective Date, and (ii) any additional shares of WorldSpace Digital Mobile Holding Company ApS, or any other equity or debt interests therein, that the Company may acquire (whether directly or indirectly through any entity directly or indirectly owned or controlled by the Company) using proceeds from any of the Loans; provided that such pledge will be subject to any limitations thereon contained in the existing secured debt agreement of Borrower and any limitations that may be imposed by applicable law. Any such pledge will be on customary terms reasonably satisfactory to the Company and the Lender, provided that the Lender will not have the right to control the voting of any pledged securities unless there has occurred and is continuing an event of default with respect to any of the Loans.

(b) Upon the request of Lender the Loans (including, without limitation, the Original Loans) will be secured by the grant to the Lender of security interests in certain assets by each of WIN, Satellite Company and WSI pursuant to Security Agreements in the forms attached hereto as Exhibit C-1, Exhibit C-2 and Exhibit C-3, respectively (the “Security Agreements”).

ARTICLE 2

REPRESENTATIONS, WARRANTIES AND COVENANTS

OF WSI, WIN AND SATELLITE COMPANY

Each of Borrower, WIN and Satellite Company hereby represents and warrants to Lender, as of the Effective Date, the date of any issuance of a Convertible Note, and the date of any Supplemental Agreement, as follows:

Section 2.1 Organization and Qualification. Borrower is a corporation duly organized and validly existing under the laws of the State of Maryland, USA. Each of WIN and Satellite Company is a company duly organized, validly existing and in good standing under the laws of the British Virgin Islands.

Section 2.2 Authorization. Each of Borrower, WIN and Satellite Company has the requisite corporate or organizational power and authority to execute, deliver and perform this Agreement and, in the case of Borrower, to issue the Convertible Notes. Upon approval of this Agreement and, in the case of Borrower, the issuance of the Convertible Notes by a duly adopted resolution of the Board of Directors of Borrower, WIN and Satellite Company, the execution, delivery and performance of this Agreement and, in the case of Borrower, the issuance of the Convertible Notes will have been duly authorized by all requisite action (corporate or otherwise) on the part of Borrower, WIN and Satellite Company. This Agreement has been duly and validly executed and delivered by Borrower, WIN and Satellite Company. Assuming the due authorization, execution and delivery of this Agreement by Lender, this Agreement constitutes the valid and binding obligation of Borrower, WIN and Satellite Company enforceable against each of them in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws of general application relating to or affecting creditors’ rights and to general principles of equity. Each Convertible Note upon issuance will constitute the valid and binding obligation of Borrower, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws of general application relating to or affecting creditors’ rights and to general principles of equity.

Section 2.3 Non-contravention. The execution, delivery and performance by each of Borrower, WIN and Satellite Company of this Agreement and the consummation by each of them of the transactions contemplated hereby do not and will not violate the Articles of Incorporation or Bylaws of WSI, or the Memorandum or Articles of Association of WIN or Satellite Company, as the case may be, or to the knowledge of Borrower, WIN or Satellite Company, violate any law, rule, regulation, order, decree, judgment, existing administrative interpretation thereof or award to which Borrower, WIN or Satellite Company, as the case may be, is a party or by which Borrower, WIN or Satellite Company, as the case may be, is bound. There is no action, suit, proceeding, at law or in equity, by any person or entity, or any arbitration or any administrative or other proceeding or investigation by or before any court or governmental or other instrumentality, agency, authority or body or any arbitrator, pending or, to the knowledge of Borrower, WIN or Satellite Company, threatened, against the consummation of the transactions contemplated hereby, and there is no valid basis for any such action, suit, proceeding, arbitration or investigation.

Section 2.4 Consents. The execution, delivery and performance by Borrower, WIN and Satellite Company of this Agreement and the consummation by Borrower, WIN and Satellite Company of the transactions contemplated hereby do not and will not require any action by or in respect of, or registration or filing with, any governmental body, agency, official or authority.

Section 2.5 WorldSpace Europe. Borrower agrees that as long as any Convertible Note is outstanding, without the prior written consent of Lender: (a) Borrower will not sell, lease, transfer or otherwise dispose of any shares, or any other equity or debt interest, that Borrower may at any time hold in WorldSpace Digital Mobile Holding Company ApS, provided that this clause will not restrict the ability of WorldSpace Digital Mobile Holding Company ApS from issuing shares or incurring indebtedness to any party; (b) no direct or indirect subsidiary of Borrower will purchase or hold any shares of, or any other equity or debt interest in, WorldSpace Digital Mobile Holding Company ApS; (c) Borrower will not grant or create any pledge of, lien on or security interest in any shares, or any other equity or debt interest, that Borrower may at any time hold in WorldSpace Digital Mobile Holding Company ApS, provided that this clause will not restrict the granting of any purchase money security interest; and (d) Borrower will not, and will not permit any of its direct or indirect subsidiaries other than WorldSpace Digital Mobile Holding Company ApS to, engage in, or invest or hold any interest in, any entity that engages in or proposes to engage in, direct satellite delivery of radio or data services in Europe using any satellite other than AfriStar or AsiaStar.

Section 2.6 Incurrence of Indebtedness. The Company, WIN and Satellite Company will not, without the prior written consent of the Lender, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to, contingently or otherwise, any indebtedness other than Permitted Debt. For purposes of this agreement “Permitted Debt” will mean (a) existing indebtedness, (b) trade indebtedness incurred in the ordinary course of business and consistent with past practices, (c) intercompany indebtedness between or among the Company, WIN and Satellite Company, and (d) indebtedness that is expressly subordinate in right of payment to all obligations of the Company, WIN and Satellite Company under this Agreement.

Section 2.7 Security Agreements. The Company, WIN and Satellite Company will comply with their obligations under the Security Agreements, if the Security Agreements are executed and delivered.

ARTICLE 3

REPRESENTATIONS, WARRANTIES AND COVENANTS OF LENDER

Lender hereby represents and warrants to Borrower, WIN and Satellite Company, as of the Effective Date, the date of any issuance of a Convertible Note, and the date of any Supplemental Agreement, as follows:

Section 3.1 Organizations and Authorization. Lender is or will be a Singapore company duly organized and validly existing under the laws of Singapore. Lender has or will have the requisite power and authority to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement have been or will be duly authorized by all requisite action (corporate or otherwise) on the part of Lender. This Agreement has been duly and validly executed and delivered by or on behalf of Lender. Assuming the due authorization, execution and delivery of this Agreement by Borrower, WIN and Satellite Company, this Agreement constitutes the valid and binding obligation of Lender, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws of general application relating to or affecting creditors’ rights and to general principles of equity.

Section 3.2 Non-contravention. The execution, delivery and performance by Lender of this Agreement and the consummation by Lender of the transactions contemplated hereby do not and will not violate the organizational documents of Lender, constitute a default under any material loan agreement, mortgage, deed of trust, indenture, lease, license, other agreement or contract or, to the knowledge of Lender, any law, rule, regulation, order, decree, judgment, existing administrative interpretation thereof or award to which Lender is a party or by which Lender is bound. There is no action, suit, proceeding, at law or in equity, by any person or entity, or any arbitration or any administrative or other proceeding or investigation by or before any court or governmental or other instrumentality, agency, authority or body or any arbitrator, pending or, to the knowledge of Lender, threatened, against the consummation of the transactions contemplated hereby, and there is no valid basis for any such action, suit, proceeding, arbitration or investigation.

Section 3.3 Consents. The execution, delivery and performance by Lender of this Agreement and the consummation by Lender of the transactions contemplated hereby do not and will not require any action by or in respect of, or registration or filing with, any governmental body, agency, official or authority.

Section 3.4 No Registration, etc. Lender confirms that:

3.4.1 Lender understands that the Convertible Notes have not been, and the WSI Common Shares (as defined in the Convertible Notes) will not be, registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and that the Convertible Notes are being issued to Lender in a transaction that is exempt from the registration requirements of the Securities Act.

3.4.2 Lender acknowledges that (a) neither Borrower, WIN nor Satellite Company, nor any person acting on behalf of any of them, has made any representation to Lender with respect to the Loan or the issuance of the Convertible Notes and (b) any information Lender desires concerning the Convertible Note or Borrower, WIN or Satellite Company or any other matter relevant to Lender’s decision to purchase the Convertible Notes is or has been made available to Lender.

3.4.3 Lender, through Mr. Samara, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Convertible Notes.

3.4.4 Lender is an Accredited Investor as defined in Regulation D under the Securities Act.

3.4.5 Lender made the Loan and is acquiring the Convertible Notes for its own account and not with a view to any distribution of the Convertible Notes, subject, nevertheless, to the understanding that the disposition of his property will at all times be and remain within its control.

3.4.6 Lender understands that the Convertible Notes, and any WSI Common Shares issued upon conversion thereof, will bear a legend substantially to the following effect:

THIS CONVERTIBLE NOTE HAS NOT BEEN, AND THE WORLDSPACE, INC. SHARES OF COMMON STOCK OBTAINABLE UPON CONVERSION HEREOF WILL NOT BE, REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH, OR PURSUANT TO AN EXEMPTION FROM, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS AND THE RESTRICTIONS ON TRANSFER SET FORTH HEREIN AND IN THE LOAN AGREEMENT DATED AS OF SEPTEMBER 21, 2002.

3.4.7 Lender agrees that in the event that at some future time Lender wishes to transfer the any Convertible Note or any of the WSI Common Shares issued upon conversion thereof, Lender will not do so unless ten (10) days prior to any such proposed transfer Lender gives written notice to Borrower of such intention to effect such transfer, setting forth the manner and circumstances of the proposed transfer and identifying the transferee(s), accompanied by (i) an opinion of counsel experienced in U.S. securities law matters reasonably satisfactory to Borrower addressed to Borrower to the effect that the proposed transfer may be effected without registration under the Securities Act, (ii) representation letters in form and substance reasonably satisfactory to Borrower to ensure compliance with the provisions of the Securities Act and (iii) letters in form and substance reasonably satisfactory to Borrower from each such transferee stating such transferee’s agreement to be bound by the terms of this Section 3.4. Such proposed transfer may be effected only if Borrower shall have received such notice of transfer, opinion of counsel, representation letters and other letters referred to in the immediately preceding sentence, unless any or all of such conditions shall have been waived by Borrower, whereupon Lender will be entitled to transfer the Convertible Note in accordance with the terms of the notice delivered by Lender to Borrower.

ARTICLE 4

SURVIVAL OF REPRESENTATIONS AND WARRANTIES;

INDEMNIFICATION

Section 4.1 Survival of Representation and Warranties. The respective representations and warranties of the parties contained in this Agreement will survive the consummation of the transactions contemplated by this Agreement until the expiration of the statute of limitations applicable to such matters.

Section 4.2 Mutual Indemnity.

4.2.1 Lender will indemnify and hold harmless Borrower, WIN and Satellite Company and each of their respective affiliates, shareholders, directors, officers, employees, attorneys, accountants and agents (each, a “Borrower Indemnitee”) from and against any and all judgments, damages, losses, liabilities, costs and expenses (including, without limitation, reasonable counsel fees and disbursements incurred in responding to, investigating or defending a claim, in litigation or otherwise) (a “Loss”) suffered or incurred by a Borrower Indemnitee, resulting from or arising out of the inaccuracy of any representation or warranty made by Lender herein or the failure by Lender to perform any covenant, agreement or other obligation contained in this Agreement or the Convertible Notes.

4.2.2 Borrower, WIN and Satellite Company will indemnify and hold harmless Lender and its affiliates, shareholders, directors, officers, employees, attorneys, accountants and agents (each a “Lender Indemnitee”) from and against any Loss suffered or incurred by a Lender Indemnitee, resulting from or arising out of the inaccuracy of any representation or warranty made by Borrower, WIN or Satellite Company, as the case may be, herein or the failure by Borrower, WIN or Satellite Company, as the case may be, to perform any covenant, agreement, or other obligation contained in this Agreement or the Convertible Notes.

4.2.3 Notwithstanding the foregoing, no Indemnitor will have any liability under this Section 4.2 with respect to any deduction or withholding amount for or on account of any taxes, duties, assessments, fees or other governmental charges in connection with any payment under the Convertible Notes.

Section 4.3 Conditions of Indemnification.

4.3.1 For purposes of this Section 4.3 and Section 4.4 below, (a) in the case of any claim for indemnification pursuant to Section 4.2.1, the term “Indemnitor” will refer to Lender and the term “Indemnitee” will refer to Borrower Indemnitee making such claim for indemnification, and (b) in the case of any claim for indemnification pursuant to Section 4.2.2, the term “Indemnitor” will refer to Borrower, WIN or Satellite Company, as the case may be, and the term “Indemnitee” will refer to Lender Indemnitee making such claim for indemnification.

4.3.2 The obligations and liabilities of an Indemnitee and the person obligated to provide such indemnification hereunder (the “Indemnitor”) under this Article 4 with respect to claims for a Loss or potential Loss resulting from the assertion of liability by a third party (a “Claim”) will be subject to the following terms and conditions:

(a) The Indemnitee will give the Indemnitor notice of any such Claim promptly after the Indemnitee learns of the existence of or receives written notice thereof (and in no event more than fifteen (15) days after the Indemnitee receives such written notice), and the Indemnitor will have the option to undertake the defense thereof with counsel of their own choosing by giving written notice thereof to the Indemnitee within thirty (30) days after receiving such notice. All cost and expense of such defense (including, without limitation, reasonable fees and disbursements of counsel incurred in litigation or otherwise), and any settlement or compromise resulting from the defense of any Claim by the Indemnitor, will be paid for by the Indemnitor; provided, however, that the Indemnitor will not settle or compromise any such Claim unless the Indemnitee is fully released and discharged therefrom as a result thereof. The Indemnitee will be entitled to participate in the defense of such Claim with counsel of its choice, at its own expense; provided, however, that the Indemnitee will not, without the written consent of the Indemnitor, compromise or settle any such Claim unless the Indemnitee waives its right to indemnity therefor hereunder.

(b) In the event that the Indemnitor, within a reasonable time after receipt of notice of any such Claim, but in no event more than thirty (30) days after receipt of such notice, fails to defend or take other appropriate action, the Indemnitee will (upon further notice to the Indemnitor) have the right to undertake the defense, compromise or settlement of such Claim; provided, however, that the Indemnitee will not, without the written consent of the Indemnitor, compromise or settle any such Claim unless the Indemnitee waives its right to indemnity therefor hereunder.

(c) The Indemnitee’s failure to meet any condition or perform any obligation set forth in this Section 4.3 will in no way limit or negate any obligations or liabilities of the Indemnitor unless the Indemnitor is actually prejudiced by such failure and, in such event, the Indemnitor’s obligations or liabilities will be limited only to the extent of such prejudice.

Section 4.4 Assistance. In the event so requested by the Indemnitor, the Indemnitee will use its reasonable efforts to make available all information and assistance reasonably required in the defense by the Indemnitor of a Claim or a Loss.

Section 4.5 Survival. The obligations to indemnify and hold harmless pursuant to this Article 4 will survive the consummation of the transactions contemplated by this Agreement.

Section 4.6 Exclusive Remedy. Except for remedies that cannot be waived as a matter of law, this Article 4 will be the exclusive remedy for breach of the representations and warranties contained in this Agreement or in any document or instrument executed and delivered pursuant hereto.

ARTICLE 5

FURTHER ASSURANCES

At any time after the date hereof, each of the parties hereto will without further consideration (a) promptly execute, acknowledge and deliver to the requesting party any other assurances or documents reasonably requested by any other party hereto and necessary to consummate or further evidence the transactions contemplated hereby and to satisfy its obligations hereunder and (b) promptly deliver to the requesting party any other information reasonably requested by any other party hereto and necessary to assure compliance with applicable law in connection with the transactions contemplated hereby. The parties agree that this Article 5 will apply to the negotiation, execution and delivery of the security agreements referenced in Section 1.4.

ARTICLE 6

NO RIGHTS IN THIRD PARTIES

Nothing in this Agreement, express or implied, is intended or will be construed to confer upon or give to any person, firm or corporation other than the parties hereto and their successors and assigns, any remedy or claim under or by reason of this Agreement or any term, covenant or condition hereof, and all the terms, covenants, conditions and agreements contained in this Agreement will be for the sole and exclusive benefit of the parties hereto and their successors and assigns.

ARTICLE 7

GUARANTEE BY WIN AND SATELLITE COMPANY

Section 7.1 Guarantee. WIN and Satellite Company, jointly and severally, hereby absolutely and unconditionally guarantee the faithful and full performance of all covenants, indemnifications, obligations and liabilities (including the obligation to pay all amounts when due) made or assumed by Borrower under this Agreement and the Convertible Notes.

Section 7.2 Direct and Unconditional Liability. The liability of each of WIN and Satellite Company under this Article 7 will be direct and immediate and will not be conditioned or contingent upon the pursuit or exhaustion of any remedies against Borrower and will continue until all obligations of WIN and Satellite Company as set forth in this Article 7 are discharged. Upon failure of WIN or Satellite Company to pay immediately all amounts due under this Article 7 upon demand, WIN and Satellite Company hereby agree jointly and severally to pay all legal and other costs and expenses, including, but not limited to, reasonable attorney’s fees incurred by Lender in connection with the enforcement of this Article 7. The guarantee set forth in this Article 7 is a guarantee of payment and not of collection.

Section 7.3 Waiver of Certain Defenses. WIN and Satellite Company each expressly waives all defenses available to it under the law of the State of New York, including, but not limited to (a) notice of acceptance of the guarantee set forth in this Article 7; (b) presentment and demand for payment of any of the debts of Borrower due and payable under this Agreement or the Convertible Notes; (c) protest and notice of dishonor with respect to any of such debts of Borrower, and (d) failure of Lender to act with promptness and diligence.

ARTICLE 8

MISCELLANEOUS

Section 8.1 Note Register; Restriction on Transfer. Borrower will at all times maintain, or cause an agent of Borrower to maintain, a register (the “Note Register”) in which there will be recorded by book entry the name and address of Lender and each other person, if any, at any time owning any interest in a Convertible Note, or the right to receive any payments of principal or interest thereunder, and the nature and extent of such interest or right. No transfer of any interest in a Convertible Note or any right to receive any payments of principal or interest thereunder will be effective unless and until such transfer is recorded by book entry in the Note Register. Lender may not assign or otherwise transfer (including by participation or otherwise) any or all or of its rights, or delegate any or all of its obligations, under this Agreement or any Convertible Note, without the prior written consent of Borrower, which will not be unreasonably withheld.

Section 8.2 Entire Agreement. This Agreement, the Convertible Notes, any Supplemental Agreements and the Security Agreements (if executed and delivered) contain the entire understanding of the parties hereto with respect to the subject matter contained herein. This Agreement, the Convertible Notes and any Supplemental Agreements supersede all prior agreements and understandings between the parties with respect to such subject matter.

Section 8.3 Notices. Any and all notices or other communications or deliveries required or permitted to be given pursuant to any of the provisions of this Agreement or any Convertible Note will be deemed to have been duly given for all purposes if sent by (i) telefax, (ii) certified or registered mail, return receipt requested and postage prepaid, (iii) hand delivery or (iv) a nationally recognized overnight courier to the address listed below or at such other address as any party may specify by notice given to the other party in accordance with this Section 8.3.

Notices to Borrower will be sent to:

WorldSpace, Inc.

2400 N Street, N.W.

Washington, D.C. 20007

Telefax: 202-969-6560

Notices to WIN will be sent to:

WorldSpace International Network Inc.

c/o WorldSpace Management Corp.

2400 N Street, N.W.

Washington, D.C. 20037

Notices to Satellite Company will be sent to:

WorldSpace Satellite Company Ltd.

c/o WorldSpace Management Corp.

2400 N Street, N.W.

Washington, D.C. 20037

Notices to Lender should be sent to:

Yenura Pte. Ltd.

c/o CitiLegal LLC

7 Temasek Boulevard

#21-02 Suntec Tower One

Singapore 038987

Telefax: (65) 338-6277

The date of giving of any such notice will be the date of delivery when such notice is delivered by telefax, hand delivery or overnight courier, or five days following the posting of the mail.

Section 8.4 Waiver. No failure or delay by any party at any time to enforce one or more of the terms, conditions or obligations of this Agreement will constitute a waiver of such terms, conditions or obligations or will preclude such party from requiring performance by the other party at any time. No waiver of the provisions hereof will be effective unless in writing and signed by the party to be charged with such waiver. No waiver will be deemed a continuing waiver or waiver in respect of any subsequent breach or default, either of similar or different nature, unless expressly so stated in writing.

Section 8.5 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York without regard to any choice of law or conflict of law provisions thereof.

Section 8.6 Arbitration. Any dispute or other controversy arising out of or related to this Agreement or the performance or the breach thereof will be finally settled by arbitration pursuant to the Rules of Conciliation and Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with the said Rules and judgment on the award may be entered in any court having jurisdiction. The arbitration will be held in Geneva, Switzerland and will be conducted in the English language.

Section 8.7 Expenses. Each of the parties will bear its own expenses in connection with the transactions contemplated hereby.

Section 8.8 Parties In Interest. This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective permitted successors and permitted assigns.

Section 8.9 Severability. All the provisions of this Agreement will be considered as separate terms and conditions. In the event any of the provisions hereof is determined to be invalid, prohibited or unenforceable by a court or other body of competent jurisdiction, this Agreement will be construed as if such invalid, prohibited or unenforceable provision has been more narrowly drawn so as not to be invalid, prohibited or unenforceable, unless such construction would be unreasonable. Notwithstanding the foregoing sentence, in the event that any provision contained in this Agreement should be determined to be invalid, prohibited or unenforceable, the validity, legality and enforceability of the remaining provisions contained in this Agreement will not in any way be affected or impaired thereby, unless such construction would be unreasonable.

Section 8.10 Headings. The headings used herein are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement.

Section 8.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which, taken together, will constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement has been signed on behalf of each of the parties on June 23, 2003, effective as of the date first written above.

WORLDSPACE, INC.

By:	/s/ Ronald W. Johnston
Name:
Title:

WORLDSPACE INTERNATIONAL NETWORK INC.

By:	/s/ Ronald W. Johnston
Name:
Title:

WORLDSPACE SATELLITE COMPANY LTD.

By:	/s/ Stuart Fiskin
Name:	Stuart Fiskin
Title:	Treasurer

YENURA PTE. LTD.

By:	/s/ Noah A. Samara
Name:
Title:

The undersigned hereby disclaims, waives and releases any interest in the Loans and any claim against the Company in connection with the Loan.

/s/ Noah A. Samara
Noah A. Samara

SCHEDULE 1

ADVANCES

Date	Amount Advanced
04/12/01	$1,000,000	*
05/02/01	$14,000,000
07/12/01	$500,000	*
08/22/01	$7,000,000
10/03/01	$1,000,000	*
11/06/01	$3,000,000
12/04/01	$800,000
12/06/01	$2,300,800
01/02/02	$799,200
01/04/02	$1,000,000
01/11/02	$900,000
01/24/02	$400,000
01/29/02	$1,600,000
02/13/02	$325,000
02/15/02	$1,200,000
02/26/02	$1,000,000
02/28/02	$500,000
03/07/02	$800,000
03/12/02	$300,000
03/27/02	$500,000
04/01/02	$900,000
04/08/02	$1,000,000

04/16/02	$450,000
04/19/02	$300,000
04/25/02	$1,000,000
05/02/02	$700,000
05/13/02	$1,000,000
05/16/02	$300,000
05/22/02	$600,000
05/28/02	$800,000
06/04/02	$200,000
06/12/02	$750,000
06/14/02	$100,000
06/20/02	$1,000,000
06/26/02	$1,000,000
07/03/02	$600,000
07/10/02	$100,000
08/08/02	$400,000
08/12/02	$400,000
08/16/02	$1,000,000
08/22/02	$100,000
09/04/02	$1,000,000
09/11/02	$300,000

Total:	$52,925,000

*	Paid directly to Jones, Day, Reavis & Pogue on behalf of the Company.

FIRST SUPPLEMENTAL LOAN AGREEMENT AND GUARANTEE

Reference is made to that certain LOAN AGREEMENT AND GUARANTEE (the “Agreement”), dated as of September 21, 2002 (the “Effective Date”), by and among WorldSpace, Inc., a corporation organized under the laws of the State of Maryland (the “Borrower” and the “Company”), WorldSpace International Network Inc., a company organized under the International Business Companies Act of the British Virgin Islands (“WIN”), WorldSpace Satellite Company Ltd., a company organized under the International Business Companies Act of the British Virgin Islands (“Satellite Company”), and Yenura Pte. Ltd., a private limited company organized under Singapore law (the “Lender”). Capitalized terms used in this First Supplemental Loan Agreement and Guarantee (this “Supplemental Agreement”), unless otherwise defined herein, will have the meanings set forth in the Agreement.

WITNESSETH:

WHEREAS, in addition to the Original Loans made prior to the Effective Date, since the Effective Date the loans to the Company set forth in Schedule 1 hereto (the “Supplemental Loans”), in the aggregate principal amount of US$24,750,000, have been made by or on behalf of the Lender;

WHEREAS, the Agreement permits additional Loans under the Agreement to be evidenced by a Supplemental Agreement and Convertible Note;

NOW, THEREFORE, in consideration of the premises and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Supplemental Loans. Borrower hereby acknowledges receipt of the Supplemental Loans. Immediately upon execution of this Supplemental Agreement, Borrower will execute and deliver to Lender one or more Convertible Notes in the principal amount thereof, which will be in full consideration for the Supplemental Loans. The interest rate specified in said Convertible Notes will be ten percent (10%) per annum. The Supplemental Loans will be Loans under the Agreement and will be governed by the terms and conditions of the Agreement.

2. Governing Law. This Supplemental Agreement will be governed by and construed in accordance with the laws of the State of New York without regard to any choice of law or conflict of law provisions thereof.

3. Counterparts. This Supplemental Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which, taken together, will constitute one and the same instrument.

IN WITNESS WHEREOF, this Supplemental Agreement has been signed on behalf of each of the parties on June 23, 2003.

WORLDSPACE, INC.

By:	/s/ Ronald W. Johnston
Name:
Title:

WORLDSPACE INTERNATIONAL NETWORK INC.

By:	/s/ Ronald W. Johnston
Name:
Title:

WORLDSPACE SATELLITE COMPANY LTD.

By:	/s/ Stuart Fishkin, Treasurer
Name:
Title:

YENURA PTE. LTD.

By:	/s/ Noah A. Samara
Name:
Title:

SCHEDULE 1

LOANS

Date	Amount Advanced
09/24/02	$750,000
09/30/02	$900,000
10/01/02	$700,000
10/08/02	$1,000,000
10/16/02	$400,000
10/18/02	$1,600,000
10/29/02	$500,000
10/30/02	$1,600,000
11/13/02	$1,000,000
11/20/02	$1,700,000
12/09/02	$1,000,000
12/18/02	$2,000,000
01/09/03	$1,050,000
01/27/03	$1,000,000
02/05/03	$1,000,000
02/25/03	$1,000,000
03/13/03	$1,000,000
03/25/03	$1,000,000
04/08/03	$1,550,000
04/25/03	$1,500,000
05/13/03	$1,000,000
06/02/03	$1,500,000

Total:	$24,750,000

EXHIBIT K

LIST OF PERSONS ENTITLED TO RECEIVE DISTRIBUTIONS

EXHIBIT K

List of Persons to Receive Distributions

1.	See, WorldSpace, Inc. Shareholder List attached hereto

2.	See, Exhibit J – List of Subordinated Loans attached hereto

WorldSpace, Inc.

Shareholder List – September 2003

Shareholder	Citizenship	Shares	% of Whole	Comments
Richard Allen	United States	30,000	0.32
Patricia Ammann	United States	45,630	0.49
Bina Aspen Rothblatt	United States	1,463,011	15.81	Life partner of Martine Rothblatt
Teresa Bongartz	United States	2,000	0.02	Related to Martine Rothblatt
Richard Butler	United States	12,000	0.13
Peter Dolan	United States	52,626	0.57
Salha Hassan Elkurdi	Sudan/Swiss	5,000	0.05
Saad El Fishaway	United States	60,000	0.65
Edmund & Mary Lou Habib	United States	19,000	0.20
Robert Johnstone (Davenport)	United States	30,210	0.33
Marc Kase	United States	500	nil
Christine Kochman	United States	15,000	0.16
James Laramie	United States	30,000	0.32
Regula Lorenz	United States	45,000	0.49
MARCOR	United States	30,210	0.33	Controlled by Martine Rothblatt
Tedson Meyers	United States	5,000	0.05
Felipe Noguera	Trinidad	20,000	0.22
Philip Olivetti	United States	35,421	0.38
Jason O’Neil	United States	7,500	0.08
Shirley O’Neil	United States	22,500	0.24
Napier Pillai	Trinidad	100,000	1.08	Former WorldSpace executive
Mrs. Ruth Pritchard	United States	60,000	0.65
W.L. Prichard & Co	United States	31,050	0.34
PPH Cure Foundation	United States	186,000	2.01	Foundation supporting medical research, related to Martine Rothblatt
Volunteers in Technical Assistance	United States	65,241	0.70
Louis A. Bransford	United States	10,000	0.10
Quintiles Transnational Corp.	United States	14,000	0.15
Eli Rothblatt	United States	12,000	0.13	Related to Martine Rothblatt
Gabriel Rothblatt	United States	24,121	0.26	Related to Martine Rothblatt
Jenesis Rothblatt	United States	22,121	0.24	Related to Martine Rothblatt

Shareholder	Citizenship	Shares	% of Whole	Comments
Martine Rothblatt	United States	30,000	0.32	CEO, United Therapeutics
Sunee Rothblatt	United States	24,121	0.26	Related to Martine Rothblatt
Najwa M. Sa’d	United States	1,500	0.02
Eyob Samara	United States	500,000	5.40	Brother of Noah Samara; EVP, WorldSpace
Noah Samara	United States	1,795,000	19.39	Chairman & CEO, WorldSpace
Abdi Sharif	United States	4,000	0.04
Syndicated Communications	United States	845,527	9.14	Venture capital firm
Keiei Joho Co., Ltd.	Japan	600,000	6.48	Successor to Techno-Venture Ltd. holding
TelUS	United States	3,000,000	32.41	Controlled by Noah Samara
Stephanie Zucker	United States	500	nil
	TOTAL	9,255,789	100

Exhibit J

List of Subordinated Loans and Related Information

Lender	Date	Principal		Payments to Principal	Accrued Interest to 6/30/03
Industrial Development	10/28/1998	10,000,000			2,420,413
Industrial Development	11/20/1998	56,097,912			25,867,371
Saifcom Establishment	1/13/1999	10,000,000		3,000,000	1,016,944
Yenura Pte. Ltd.	9/21/2002	79,175,000	*		9,781,744

*	includes advances through 6/30/03; current loan documentation covers advances through 6/2/03

EXHIBIT L

DISPUTE RESOLUTION PROCEDURES

1. Agreement to Dispute Resolution Procedures

Any dispute, claim, or controversy arising out of or relating to the Loan Restructuring Agreement to which this Exhibit L is attached and made a part (the “Agreement”), or the performance, breach, validity, interpretation, application, or termination thereof (“Dispute”), shall be resolved in accordance with the procedures specified in this Exhibit L, which shall be the sole and exclusive procedures for the resolution of any such Dispute. As used herein, “party” shall refer either to Stonehouse or to the WorldSpace Parties (as such parties are defined in the Agreement).

2. Good Faith Negotiation

In the event of any Dispute, the parties shall first attempt in good faith to resolve such Dispute promptly by negotiation between representatives who have authority to settle the Dispute. Any party may give the other party written notice of any Dispute not resolved in the normal course of business. Within fifteen (15) days after delivery of the notice, the receiving party shall submit to the other a written response. The notice and the response shall each include (a) a statement of the party’s position and a general summary of arguments supporting that position, and (b) the name and title of the person(s) who will represent that party in the negotiations. Within thirty (30) days after delivery of the notice of Dispute, the representatives of the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the Dispute. All reasonable requests for information made by one party to the other will be honored; however, no party is required to provide confidential, trade secret, proprietary, or privileged information.

All negotiations pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

If a party refuses to negotiate as provided herein, any other party may immediately initiate arbitration as provided in Section 4 below.

3. Mediation After Negotiation

If any Dispute has not been resolved by negotiation as set forth above within forty-five (45) days of delivery of the notice of Dispute, or if the parties failed to meet within thirty (30) days of delivery of the notice of Dispute (the “Negotiating Period”), the parties shall endeavor to settle the Dispute by good faith mediation. Upon the expiration of the Negotiating Period, any party may give written notice of mediation. The parties shall attempt to agree upon a qualified, neutral individual who shall serve as mediator. If the parties fail to agree upon a mediator within fifteen (15) days of delivery of the notice of mediation, the mediator will be appointed by the American Arbitration Association’s International Centre for Dispute Resolution (“AAA”) from its roster of neutral mediators.

The mediation shall occur in New York City, New York, USA within thirty (30) days after appointment of a mediator, or at such other time and place as the parties may agree. Any Dispute which remains unresolved forty-five (45) days after appointment of a mediator shall be settled by arbitration in accordance with Section 4 below.

If a party refuses to participate in the mediation process as provided herein, any other party may immediately initiate arbitration as provided in Section 4 below.

Unless otherwise agreed by the parties or ordered by the arbitrator in a subsequent arbitral proceeding as provided herein, the parties shall bear the cost of the mediation equally between them.

In the event that any party fails or refuses to participate in mediation in good faith as provided herein, the arbitrator in any subsequent arbitration is authorized to determine whether the failure to participate in the mediation was due to the bad faith of a party, and if so may award to the other party or parties all costs associated with the mediation efforts, including attorneys’ fees and costs, mediator’s fees, and administrative fees, if any.

Other than with respect to its occurrence or the failure to occur, the mediation is in all respects confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

The mediator may not serve as an arbitrator in any subsequent arbitration proceedings concerning the Dispute.

4. Agreement to Arbitrate

Any Dispute which has not been resolved by a non-binding procedure as provided herein within ninety (90) days of the initiation of such procedure shall be finally resolved by arbitration administered by the AAA under its International Arbitration Rules in effect as of the date of the Agreement (“AAA International Rules”), and judgment on the award may be entered in any court having jurisdiction thereof.

5. Selection and Appointment of Arbitrator

The Dispute shall be heard and determined by a sole arbitrator, who shall be qualified by education, training, and experience to hear and determine matters in the nature of the Dispute (the “Arbitrator”).

The parties shall attempt to agree upon a qualified individual to serve as Arbitrator. If the parties are unable to so agree within thirty (30) days of the response to the notice of arbitration, then the Arbitrator shall be selected and appointed in accordance with the AAA International Rules.

Should the Arbitrator die, resign, refuse to act, or become incapable of performing his or her functions as the Arbitrator, the AAA may declare a vacancy. The vacancy shall be filled by the method by which the Arbitrator was originally appointed.

The Arbitrator shall be bound by and shall follow the then current American Bar Association/AAA Rules of Ethics for Arbitrators.

6. Seat and Language of Arbitral Proceedings

The language of the arbitration shall be English.

The seat of the arbitration shall be New York City, New York, USA. Upon agreement of the parties and the Arbitrator, pre-hearing conferences may be held in other locations; however, the seat of the arbitration will be deemed to remain unchanged and any awards or orders will be deemed to have been made at the seat of the arbitration.

7. Governing Law

The Arbitrator shall determine the matters at issue in the Dispute in accordance with the substantive law of New York, USA.

The arbitration proceedings shall be governed by the Agreement, the AAA International Rules, and by the procedural arbitration law of the site of the arbitration, and by the United Nations Convention on the Recognition and Enforcement of Foreign Arbitral Awards.

The Arbitrator shall decide the issues submitted as an arbitrator at law only and shall base his/her award, and any interim awards, upon the terms of the Agreement and the laws of New York, USA. The Arbitrator is not empowered to and shall not act as amiable compositeur or ex aequo et bono.

8. Pre-Hearing Procedure and Disposition

At the request of a party, the Arbitrator may take such interim measures and make such interim orders as it deems necessary, including measures for the preservation of assets, the conservation of goods, or the sale of perishable goods. The Arbitrator may require appropriate security as a condition of ordering such measures.

At any time after the Arbitrator is appointed and upon motion of any party, the Arbitrator shall hear and determine any preliminary issue of law asserted by a party to be dispositive, in whole or in part, of any claim or defense, pursuant to such procedures as the Arbitrator deems appropriate.

At any time after the Arbitrator is appointed and upon motion of any party, the Arbitrator may summarily determine and dismiss, in whole or in part, any claim or issue in dispute (a) if the party asserting it has failed to state a claim as a matter of law, or (b) if the pleadings and evidence show that no genuine issue of material fact exists with respect to any element of the claim or defense and that the moving party is entitled to disposition of the claim or defense as a matter of law.

If the Arbitrator deems it appropriate, keeping in mind the expedited and efficient nature of arbitration, the arbitral proceedings may be bifurcated according to claims or issues, and claims or issues may be heard and determined separately as may be appropriate.

9. Document Disclosures

Pursuant to a schedule to be established by the Arbitrator, the parties shall exchange those documents upon which the producing party may rely in support of any claim or defense. The parties may further exchange documents in response to written requests for disclosure of non-privileged documents directly relevant to the determination of the issues presented for determination by the Arbitrator. Any Dispute regarding such requests for disclosure or the adequacy of any party’s disclosures shall be determined by the Arbitrator consistent with the expedited nature of arbitration.

The Arbitrator shall take into account applicable principles of legal privilege and related protections, such as those involving the confidentiality of communications between a lawyer and a client and the work product of a lawyer, and no party or witness may be required to waive any privilege recognized at law. The Arbitrator shall issue orders as reasonably necessary to protect the confidentiality of proprietary information, trade secrets, and other sensitive information disclosed.

10. Awards and Relief

All awards shall be in writing and shall state the reasoning upon which the award rests. Any award shall be made and signed by the Arbitrator.

The Arbitrator is expressly empowered to grant any remedy or relief not expressly prohibited herein available under the applicable law, including but not limited to specific performance of the contract to the extent allowed by law, declaration of the validity, meaning, and effect of the contract and the rights or duties of the parties thereunder, and, to the extent allowed by law, prohibiting or mandating actions by a party with respect to the performance of the contract or matters arising out of or in connection therewith.

In his/her award, the Arbitrator may apportion the costs of arbitration between or among the parties in such manner as it deems reasonable, taking into account the circumstances of the case, the conduct of the parties during the proceedings, and the result of the arbitration, including requiring one party to bear all or the majority of such costs.

Unless otherwise ordered by the Arbitrator as part of his/her award, each party shall bear its own costs and expenses; and the costs of arbitration, including the fees and expenses of the Arbitrator and of any expert or other assistance engaged by the Arbitrator, shall be borne by the parties to the arbitration in equal shares.

11. Failure to Participate or to Pay Advances of Costs and Fees

The failure or refusal of any party, having been given due notice thereof, to participate at any stage of the dispute resolution proceedings shall not prevent the proceedings from continuing, nor shall such failure or refusal impair the validity of the award or cause the award to be void or voidable, nor shall it be a basis for challenge of the validity or enforceability of the award or of the arbitration proceedings.

If any party fails to timely pay an advance on fees and costs ordered by the Arbitrator or the AAA within twenty (20) days after the date set for such deposit, that party shall be deemed to be in default. The Arbitrator and/or the AAA shall then determine whether the funds on deposit are sufficient to satisfy the anticipated estimated expenses for the proceeding to continue on an expedited basis without the participation of the defaulting party. If so, the proceeding will continue without the participation of the defaulting party, and the Arbitrator may enter an award on default. Prior to entering an award on default, the Arbitrator shall require the non-defaulting party to produce such evidence and legal argument in support of its contentions as the Arbitrator may deem appropriate. The Arbitrator may receive such evidence and argument without the defaulting party’s presence or participation. If the funds on deposit are deemed insufficient to satisfy the estimated costs of continuing as provided herein, the non-defaulting party may make all or part of the requested deposit in an amount sufficient to allow the proceeding to continue without the participation of the defaulting party. If the non-defaulting party chooses not to make the requested deposit, the Arbitrator may suspend or terminate the proceedings.

12. Adherence to Time Limits

In accepting appointment, the Arbitrator shall commit that his/her schedule permits him/her to devote the reasonably necessary time and attention to the arbitration proceedings and to resolving the Dispute within the time periods set by the Agreement and by the AAA International Rules.

Any time limits set forth in this Dispute resolution agreement or in the AAA International Rules may be modified upon written agreement of the parties and the Arbitrator or by order of the Arbitrator.

Any failure of the Arbitrator to satisfy such time limits or to render a final award within the time specified shall not impair the validity of the award or cause the award to be void or voidable, nor shall it be a basis for challenge of the validity or enforceability of the award or of the arbitration proceedings.

13. Interim Measures from the Courts in Aid of Arbitration

At any time after submission of a written notice of Dispute, any party may request a court of competent jurisdiction to grant interim measures of protection: (a) to preserve the status quo pending resolution of the Dispute; (b) to prevent the destruction of documents and other information or things related to the Dispute; (c) to prevent the transfer, dissipation, or hiding of assets; and/or (d) to aid the arbitral proceedings and the award. A request for such interim measures to a judicial authority shall not be deemed incompatible with or a waiver of a party’s right to arbitrate a Dispute.

The parties agree that a court at the seat of the arbitration at the request of a party, or the Arbitrator with the consent of all parties, may consolidate two or more arbitral proceedings among the parties to the Agreement if there exist common questions of law or fact.

14. Confidentiality

Unless the parties agree otherwise, the parties, the Arbitrator, and the AAA shall treat the dispute resolution proceedings provided for herein, any related disclosures, and the decisions of the Arbitrator, as confidential, except in connection with judicial proceedings ancillary to the dispute resolution proceedings, such as a judicial challenge to, or enforcement of, the arbitral award, and unless otherwise required by law to protect a legal right of a party.

15. Survival and Severability

The terms of this Exhibit L shall survive the termination or expiration of the Agreement.

If any provision of this agreement shall be unenforceable, invalid, or unlawful in any respect, then such provision shall be deemed severable from the remaining provisions and the enforceability, validity, and lawfulness of the remaining provisions will not be impaired.

EXHIBIT M

FORM OF LEGAL OPINION

[COUNSEL’S LETTERHEAD]

                         , 2003

Stonehouse Capital Ltd.

c/o Al-Murjan Organization

P.O. Box 52558

Jeddah 21573

Saudi Arabia

Re:	WorldSpace - Loan Restructuring Agreement

Dear Sirs:

We have acted as [Maryland/British Virgin Islands] counsel to [WorldSpace, Inc./WorldSpace International Network Inc. and WorldSpace Satellite Company Ltd.] (the [“Company”/“Companies”]) in connection with the transactions contemplated by the Loan Restructuring Agreement dated September         , 2003 between WorldSpace, Inc., WorldSpace International Network Inc., WorldSpace Satellite Company Ltd. and Stonehouse Capital Ltd., a corporation organized and existing under the laws of the Cayman Islands (“Stonehouse”) (the “Loan Restructuring Agreement”). Unless otherwise noted herein, all capitalized terms used but not defined herein shall have the respective meanings as set forth in the Loan Restructuring Agreement.

We have reviewed, inter alia, originals, drafts, copies or conformed copies of the following documents:

A. the constitutive documents of the [Company/Companies] (hereinafter referred to as “Charter Documents”);

B. [the Written Resolutions of the Board of Directors of the [Company/Companies] dated [                    , 2003] [and                     , 2003, respectively] and the corporate records of the [Company/Companies] maintained at its registered office in                     ;]/Modify as appropriate for jurisdiction and entity type.]

C. the Loan Restructuring Agreement;

D. the Release[s] and the Original Agreement Release executed by the [Company/Companies];

Stonehouse Capital Ltd.

                         , 2003

E. the Royalty Agreement;

F. the New Loan Documentation;

G. the Escrow Agreement;

H. the Subordination Agreement; and

I. the Director’s Certificate(s), [a copy/copies] of which [is/are] attached hereto.

The following opinion is given as to circumstances existing on the date hereof and known to us and as to the laws of the [State of Maryland/British Virgin Islands] as the same are in force at the date hereof. The documents (C) though (H) listed above are referred to herein as the “Documents”. In giving this opinion, we have assumed, but have not independently verified, that the Documents have been or, as the case may be, will be duly authorized, executed and delivered by or on behalf of all relevant parties (other than the [Company/Companies]).

Based upon and subject to the foregoing and having regard to such legal considerations as we deem relevant, we are of the opinion that:

1. The [Company has/Companies have] been duly incorporated and [is/are] validly existing and in good standing under the laws of the [State of Maryland/British Virgin Islands], and [has/have each] been registered as [a corporation under the laws of the State of Maryland/companies organized and existing under the International Business Companies Act of the British Virgin Islands];

2. The [Company has/Companies have] full power and authority under [its] [their respective] Charter Documents to execute and deliver, and to perform [its/each of their respective] obligations under, the Documents.

3. The execution of the Documents by the [Company/Companies] and the performance of [its/each of their respective] obligations thereunder does not result in a breach of any of the terms or provisions of [its/their respective] Charter Documents.

4. The Documents have been duly authorized by and on behalf of the [Company/Companies] and have been duly executed and delivered by and on behalf of the [Company/Companies].

5. No governmental approvals or other approval, consent or other action from or in respect of, or filing or registration with, or notice to any governmental authority of the [State of

Stonehouse Capital Ltd.

                         , 2003

Maryland/British Virgin Islands] is required to be given, obtained, made or taken in connection with the execution and delivery of any of the Documents by the [Company/Companies].

This opinion is given solely for the benefit of Stonehouse and its successors and assigns. We are licensed to practice under the laws of the [State of Maryland/British Virgin Islands] and this opinion relates solely to the laws of [State of Maryland/British Virgin Islands] at the date hereof.

Yours faithfully,

[Counsel’s Name]

[COMPANY LETTERHEAD]

                         , 2003

[Address of legal counsel]

_____________________

_____________________

_____________________

Dear Sirs,

Re:	WorldSpace - Loan Restructuring Agreement

I, being the              of                          (the “Company”) refer to the documentation more particularly described in the Resolutions referred to in paragraph 3 below (the “Documents”). I hereby certify on behalf of the Company that at the date hereof:

1. The [Memorandum and Articles of Association] of the Company as registered with the [registrar of Companies] on                              ,              are unamended and remain in force and effect.

2. The Company has not entered into any mortgages or charges over its property, details of which are required to be entered into the [Registrar of Mortgages and Charges] maintained at its registered office in                      other than as recorded therein.

3. The Resolutions of the Directors dated                          , 2003 (the “Resolutions”) are signed by [the Directors] in the manner prescribed in the Company’s [Articles of Association].

4. The Resolutions were duly adopted and in full force and effect at the date hereof and have not been amended, varied or revoked in any respect. The [Shareholders/Members] of the Company have not restricted the powers of the Directors.

5. The Directors of the Company at the date of the Resolutions, and at the date hereof, were and are as follows:

___________________

___________________

___________________

6. The [Minute Book] and corporate records of the Company are maintained at its registered office in         , and made available to [Local Counsel], are complete and accurate in all material aspects and all Minutes and Resolutions filed thereon represent a complete and accurate

Stonehouse Capital Ltd.

                         , 2003

record of all meetings of the Directors duly convened in accordance with the [Articles of Association] and all Resolutions passed by written consent.

7. Prior to, at the time of, and immediately following execution of the Documents the Company was able to pay its debts as they fell due and entered into the Documents for proper value and not with an intention to defraud or hinder such creditors or by way of fraudulent preference.

8. The Company is not involved in any legal arbitral. administrative or other proceedings and no steps have been taken to commence the winding up of the Company.

9. The Directors have acted bona fide in the best interests of the Company in relation to the transaction contemplated under the Documents and have disclosed any interest in accordance with the Company’s [Articles of Association].

10. The Documents have been executed and delivered on behalf of the Company by                     .

11. The Company is not an agent of any sovereign entity and has not executed the Documents in exercise of sovereign immunity.

Yours faithfully,

EXHIBIT N

LIST OF CERTAIN SHAREHOLDER(S)

Number of Shares
Rothblatt Interests[1]	1,793,584
Stephanie Zucker	500

[1]	Consists of Bina Apsen Rothblatt, Teresa Bongartz, MARCOR, PPH Cure Foundation, Eli Rothblatt, Gabriel Rothblatt, Jenesis Rothblatt, Martine Rothblatt and Sunee Rothblatt.

FIRST AMENDMENT

TO

LOAN RESTRUCTURING AGREEMENT

AND

ROYALTY AGREEMENT

AMONG

STONEHOUSE CAPITAL LTD.

WORLDSPACE, INC.

WORLDSPACE INTERNATIONAL NETWORK INC.

AND

WORLDSPACE SATELLITE COMPANY, LTD.

Dated September 28, 2004

This First Amendment (“First Amendment”) made as of this 28th day of September, 2004 by and among Stonehouse Capital Ltd. (“Stonehouse”), WorldSpace, Inc. (“WSI”), WorldSpace International Network Inc. (“WIN”) and WorldSpace Satellite Company Ltd. (“WSC”) (WSI, WIN, and WSC collectively referred to herein as the “WorldSpace Parties”).

WITNESSETH:

WHEREAS, Stonehouse and the WorldSpace Parties did enter into that certain Loan Restructuring Agreement dated as of September 30, 2003 (the “Loan Restructuring Agreement”) in order to enable the WorldSpace Parties to obtain capital investment to finance the commercial expansion of their business; and

WHEREAS, Stonehouse and the WorldSpace Parties did enter into that certain Royalty Agreement dated as of September 30, 2003 (the “Royalty Agreement”) in order to establish certain rights of Stonehouse to receive royalty payments from the WorldSpace Parties; and

WHEREAS, Stonehouse, the WorldSpace Parties and Tri-State Commercial Closings, Inc. (the “Escrow Agent”) did enter into that certain Escrow Agreement dated as of September 30, 2003 (the “Escrow Agreement”) (the Loan Restructuring Agreement, the Royalty Agreement and the Escrow Agreement collectively referred to herein as the “Agreements”) in order to establish the terms by which certain documents be held in escrow; and

WHEREAS, Stonehouse and each of the WorldSpace Parties desire to amend the Loan Restructuring Agreement and the Royalty Agreement and to provide the Escrow Agent with notification of such amendments in accordance with the provisions set forth below.

NOW THEREFORE, in consideration of the mutual promises and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, Stonehouse and the WorldSpace Parties hereby agree to amend the Loan Restructuring Agreement and the Royalty Agreement and to provide the Escrow Agent with notification of such amendments as follows:

1.	Replace Section 2.02 of the Loan Restructuring Agreement with:

“If the Restructuring does not occur by March 31, 2005 or by such later date as may be agreed by Stonehouse and WSI in writing (the March 31, 2005 date or such later date agreed by Stonehouse and WSI referred to herein as the “Outside Date”), then this Agreement will terminate, and each of the Original Agreements will remain in full force and effect and unmodified hereby (including, without limitation, with respect to the accrual of interest without interruption), as if this Agreement had never been entered into.”

2.	Replace Section 1.2(b) of Exhibit B to the Loan Restructuring Agreement with:

“(b) this Release will be null and void if the date of the closing of the Debt Restructuring Transaction does not occur on or before December 31, 2005.”

3.	Replace Section 5.05 of the Royalty Agreement with:

“This Agreement will automatically terminate if the Effective Date has not occurred on or before March 31, 2005.”

4.	The forms of the Loan Restructuring Agreement, the Royalty Agreement and the Escrow Agreement attached to the Agreements as exhibits, where applicable, shall be considered to be revised to reflect the terms contained in this First Amendment.

5.	Stonehouse and WSI agree to provide the Escrow Agent with a written notice (which notice shall be countersigned by the Escrow Agent), notifying the Escrow Agent of the change to the “Outside Date” as effected by this Amendment.

6.	This First Amendment may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

7.	Except as otherwise hereby modified, all other terms, provisions and conditions of the Agreements shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this First Amendment to be signed in their respective names as of the date first above written.

STONEHOUSE CAPITAL LIMITED

By:	/s/ ABDULRAHMAN BIN MAHFOUZ
Name:	Abdulrahman Bin Mahfouz

By:	/s/ SULTAN BIN MAHFOUZ
Name:	Sultan Bin Mahfouz

WORLDSPACE, INC.

By:	/s/ NOAH A. SAMARA
Name:	Noah A. Samara
Title:	Chairman and Chief Executive Officer

WORLDSPACE INTERNATIONAL NETWORK INC.

By:	/s/ NOAH A. SAMARA
Name:	Noah A. Samara
Title:	Chairman and Chief Executive Officer

WORLDSPACE SATELLITE COMPANY, LTD.

By:	/s/ NOAH A. SAMARA
Name:	Noah A. Samara
Title:	Chairman and Chief Executive Officer

SECOND AMENDMENT

TO

LOAN RESTRUCTURING AGREEMENT

AND

ROYALTY AGREEMENT

AMONG

STONEHOUSE CAPITAL LTD.

(a corporation organized and existing under the laws of the Cayman Islands)

WORLDSPACE, INC.

(a corporation organized and existing under the laws of the State of Maryland)

WORLDSPACE INTERNATIONAL NETWORK INC.

(a company organized and existing under the International Business Companies Act of the British Virgin Islands)

WORLDSPACE SATELLITE COMPANY, LTD.

(a company organized and existing under the International Business Companies Act of the British Virgin Islands)

AND

WORLDSPACE, INC.

(a corporation organized and existing under the laws of the State of Delaware)

Dated as of December 30, 2004

This Second Amendment (“Second Amendment”) made as of this 30th day of December, 2004 by and among:

(i) Stonehouse Capital Ltd., a corporation organized and existing under the laws of the Cayman Islands (“Stonehouse”);

(ii) WorldSpace, Inc., a corporation organized and existing under the laws of the State of Maryland (“WSI-MD”);

(iii) WorldSpace International Network Inc., a company organized and existing under the International Business Companies Act of the British Virgin Islands (“WIN”);

(iv) WorldSpace Satellite Company Ltd., a company organized and existing under the International Business Companies Act of the British Virgin Islands (“WSC”); and

(v) WorldSpace, Inc., a corporation organized and existing under the laws of the State of Delaware (“WSI-DE”) (WSI-MD, WIN, WSC and WSI-DE collectively referred to herein as the “WorldSpace Parties”).

WITNESSETH:

WHEREAS, Stonehouse and the WorldSpace Parties (other than WSI-DE) did enter into that certain Loan Restructuring Agreement dated as of September 30, 2003, as amended by that certain First Amendment to Loan Restructuring Agreement and Royalty Agreement dated September 28, 2004 (the “Loan Restructuring Agreement”) in order to enable the WorldSpace Parties (other than WSI-DE) to obtain capital investment to finance the commercial expansion of their business;

WHEREAS, Stonehouse and the WorldSpace Parties (other than WSI-DE) did enter into that certain Royalty Agreement dated as of September 30, 2003, as amended by that certain First Amendment to Loan Restructuring Agreement and Royalty Agreement dated September 28, 2004 (the “Royalty Agreement”) in order to establish certain rights of Stonehouse to receive royalty payments from the WorldSpace Parties (other than WSI-DE) (the Loan Restructuring Agreement and the Royalty Agreement collectively referred to herein as the “Agreements”);

WHEREAS, prior to the date hereof, WSI-MD owned WIN, which in turn owned WSC;

WHEREAS, as of even date herewith, WIN will be merged with and into WSI-MD and WSI-MD will immediately thereafter be merged with and into WSI-DE (the “WSI Mergers”);

WHEREAS, upon the WSI Mergers, WSI-DE will assume all of the rights, obligations and liabilities of WIN and WSI-MD in and under the Agreements by operation of law;

WHEREAS, Stonehouse and each of the WorldSpace Parties desire to amend the Loan Restructuring Agreement and the Royalty Agreement in accordance with the provisions set forth below.

NOW THEREFORE, in consideration of the mutual promises and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, Stonehouse and the WorldSpace Parties hereby agree to amend the Loan Restructuring Agreement and the Royalty Agreement as follows:

1. Add the following term and its corresponding definition to the Royalty Agreement:

“WSI-DE”	means WorldSpace Inc., a corporation organized and existing under the laws of the State of Delaware as of the Effective Date.

2. Add the following text to become a new Section 4.03(c) to the Royalty Agreement:

(c) Distributions to those shareholders listed on Exhibit H shall not be subject to the restrictions on Distributions provided in this Section 4.03 (which Section 4.03 provides, in part, that such Distributions are expressly subordinate to the actual payment of the Royalty Payment); provided, however, that for the sake of clarity it is agreed that for purposes of calculating the Proceeds Portion in a Scale-Down Transaction, the amount of the Distributions used as a basis for such determination shall be calculated by reference to all Current Shareholders, whether or not they have been exempted from the restrictions under this Section 4.03. It is further contemplated that such shareholders listed on Exhibit H shall receive Class A common shares in WSI-DE which are not restricted as to the payment of Distributions and all other Current Shareholders will receive Class B common shares in WSI-DE and the certificates representing such Class B shares shall include a legend referencing the applicable restrictions under this Agreement.

3. Add the attached Addendum A as a new Exhibit H to the Royalty Agreement.

4. The forms of the Loan Restructuring Agreement and the Royalty Agreement (attached as exhibits to the Royalty Agreement and the Loan Restructuring Agreement, respectively) shall be considered to be revised to reflect the terms contained in this Second Amendment.

5. In executing this Second Amendment, the WorldSpace Parties acknowledge and affirm that, upon the WSI Mergers (i) all obligations and liabilities of WSI-MD and WIN (including, but not limited to, such parties’ obligations and liabilities under the Loan Restructuring Agreement and the Royalty Agreement) will be assumed by WSI-DE and (ii) WSC will become a subsidiary of WSI-DE.

6. This Second Amendment may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

7. Except as otherwise hereby modified, all other terms, provisions and conditions of the Agreements shall remain in full force and effect.

8. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to any choice of law or conflict of law provisions thereof.

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be signed in their respective names as of the date first above written.

(Signature page follows)

STONEHOUSE CAPITAL LTD.

By:	/s/ Cherif Sedky

Name:	Cherif Sedky

WORLDSPACE, INC., a corporation organized and existing under the laws of the State of Maryland

By:	/s/ Noah A. Samara
Name:	Noah A. Samara
Title:	Chairman and Chief Executive Officer

WORLDSPACE INTERNATIONAL NETWORK INC.

By:	/s/ Noah A. Samara
Name:	Noah A. Samara
Title:	Chairman and Chief Executive Officer

WORLDSPACE SATELLITE COMPANY, LTD.

By:	/s/ Noah A. Samara
Name:	Noah A. Samara
Title:	Chairman and Chief Executive Officer

WORLDSPACE, INC., a corporation organized and existing under the laws of the State of Delaware

By:	/s/ Noah A. Samara
Name:
Title:	Chairman and Chief Executive Officer